SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2005

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  333-120916               30-0183252
-----------------------------  -------------------- ----------------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)            File Number)          Identification No.)

      383 MADISON AVENUE                                       10179
      NEW YORK, NEW YORK
-----------------------------                       ----------------------------
    (Address of Principal                                    (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000.


This Form 8-K/A amends an earlier report on Form 8-K filed by Structured Asset Mortgage Investments II Inc. on August 15, 2005.

Item 9.1. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of July 1, 2005, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:  /s/ Baron Silverstein
    ----------------------
Name: Baron Silverstein
Title: Vice President

Dated:  August 17, 2005

                                  EXHIBIT INDEX


Exhibit        Item 601 (a) of      Sequentially                           Page
Number         Regulation S-K       Numbered                               ----
------         Exhibit No.          Description
               ---------------      -----------

1              4                    Pooling and Servicing Agreement        4

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                   DEPOSITOR,

                           JPMORGAN CHASE BANK, N.A.,

                                    TRUSTEE,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                MASTER SERVICER,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                            SECURITIES ADMINISTRATOR,

                                       and

                            EMC MORTGAGE CORPORATION





                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 2005





             Structured Asset Mortgage Investments II Trust 2005-AR6
                       Mortgage Pass-Through Certificates

                                 Series 2005-AR6

                                TABLE OF CONTENTS

                                                                                                                Page

                                   ARTICLE I
                                   DEFINITIONS

     Section 1.01     Definitions.................................................................................2
     Section 1.02     Calculation of LIBOR.......................................................................44

                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01     Conveyance of Mortgage Loans to Trustee....................................................46
     Section 2.02     Acceptance of Trust Fund by Trustee........................................................48
     Section 2.03     Assignment of Interest in the Mortgage Loan Purchase Agreement and in the
                      Subsequent Mortgage Purchase Agreement(s)..................................................51
     Section 2.04     Substitution of Mortgage Loans.............................................................52
     Section 2.05     Issuance of Certificates...................................................................54
     Section 2.06     Representations and Warranties Concerning the Depositor....................................54
     Section 2.07     Conveyance of the Subsequent Mortgage Loans................................................55
     Section 2.08     Covenants of the Master Servicer and the EMC Servicer......................................59

                                   ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01     Master Servicer............................................................................60
     Section 3.02     REMICRelated Covenants.....................................................................61
     Section 3.03     Monitoring of Servicers....................................................................61
     Section 3.04     Fidelity Bond..............................................................................62
     Section 3.05     Power to Act; Procedures...................................................................62
     Section 3.06     Dueon Sale Clauses; Assumption Agreements..................................................63
     Section 3.07     Release of Mortgage Files..................................................................63
     Section 3.08     Documents, Records and Funds in Possession of Master Servicer To Be Held for
                      Trustee....................................................................................65
     Section 3.09     Standard Hazard Insurance and Flood Insurance Policies.....................................65
     Section 3.10     Presentment of Claims and Collection of Proceeds...........................................66
     Section 3.11     Maintenance of the Primary Mortgage Insurance Policies.....................................66
     Section 3.12     Trustee to Retain Possession of Certain Insurance Policies and Documents...................67
     Section 3.13     Realization Upon Defaulted Mortgage Loans..................................................67
     Section 3.14     Compensation for the Servicers and the Master Servicer.....................................67
     Section 3.15     REO Property...............................................................................67

                                       i

     Section 3.16     Annual Officer's Certificate as to Compliance..............................................68
     Section 3.17     Annual Independent Accountant's Servicing Report...........................................69
     Section 3.18     Reports Filed with Securities and Exchange Commission......................................69
     Section 3.19     EMC........................................................................................70
     Section 3.20     UCC........................................................................................70
     Section 3.21     Optional Purchase of Defaulted Mortgage Loans..............................................70

                                   ARTICLE IV
                                    ACCOUNTS

     Section 4.01     Protected Accounts.........................................................................72
     Section 4.02     Distribution Account.......................................................................73
     Section 4.03     Permitted Withdrawals and Transfers from the Distribution Account..........................74
     Section 4.04     Distribution of Group I Senior Carryover Shortfall Amount; Group I Senior
                      Carryover Shortfall Reserve Fund...........................................................76
     Section 4.05     Distribution of Group II Senior Carryover Shortfall Amount; Group II Senior
                      Carryover Shortfall Reserve Fund...........................................................77
     Section 4.06     Distribution of Subordinate Carryover Shortfall Amount; Subordinate Carryover
                      Shortfall Reserve Fund.....................................................................78
     Section 4.07     Yield Maintenance Account and Yield Maintenance Agreement..................................80
     Section 4.08     Class IA Supplemental Fund.................................................................81
     Section 4.09     Class IIA Supplemental Fund................................................................82
     Section 4.10     Group I PreFunding Account and Group I PreFunding Reserve Account..........................83
     Section 4.11     Group I Interest Coverage Account..........................................................85
     Section 4.12     Group II PreFunding Account and Group II PreFunding Reserve Account........................86
     Section 4.13     Group II Interest Coverage Account.........................................................88

                                    ARTICLE V
                                  CERTIFICATES

     Section 5.01     Certificates...............................................................................90
     Section 5.02     Registration of Transfer and Exchange of Certificates.....................................101
     Section 5.03     Mutilated, Destroyed, Lost or Stolen Certificates.........................................104
     Section 5.04     Persons Deemed Owners.....................................................................105
     Section 5.05     Transfer Restrictions on Residual Certificates............................................105
     Section 5.06     Restrictions on Transferability of Certificates...........................................106
     Section 5.07     ERISA Restrictions........................................................................107
     Section 5.08     Rule 144A Information.....................................................................108
     Section 5.09     Appointment of Paying Agent and Certificate Registrar.....................................109

                                   ARTICLE VI
                         PAYMENTS TO CERTIFICATEHOLDERS

     Section 6.01     Distributions on the Certificates.........................................................110
     Section 6.02     Allocation of Losses and Subsequent Recoveries............................................115
     Section 6.03     Payments..................................................................................118
     Section 6.04     Statements to Certificateholders..........................................................119
     Section 6.05     Monthly Advances..........................................................................122

                                       ii

     Section 6.06     Compensating Interest Payments............................................................123

                                   ARTICLE VII
                               THE MASTER SERVICER

     Section 7.01     Liabilities of the Master Servicer........................................................124
     Section 7.02     Merger or Consolidation of the Master Servicer............................................124
     Section 7.03     Indemnification of the Trustee, the Custodian and the Securities Administrator............124
     Section 7.04     Limitations on Liability of the Master Servicer and Others................................125
     Section 7.05     Master Servicer Not to Resign.............................................................126
     Section 7.06     Successor Master Servicer.................................................................126
     Section 7.07     Sale and Assignment of Master Servicing...................................................127

                                  ARTICLE VIII
                                     DEFAULT

     Section 8.01     "Event of Default"........................................................................128
     Section 8.02     Trustee to Act; Appointment of Successor..................................................130
     Section 8.03     Notification to Certificateholders........................................................131
     Section 8.04     Waiver of Defaults........................................................................131
     Section 8.05     List of Certificateholders................................................................131

                                   ARTICLE IX
             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

     Section 9.01     Duties of Trustee.........................................................................132
     Section 9.02     Certain Matters Affecting the Trustee and the Securities Administrator....................134
     Section 9.03     Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans........136
     Section 9.04     Trustee and Securities Administrator May Own Certificates.................................136
     Section 9.05     Trustee's and Securities Administrator's Fees and Expenses................................136
     Section 9.06     Eligibility Requirements for Trustee, Paying Agent and Securities Administrator...........137
     Section 9.07     Insurance.................................................................................137
     Section 9.08     Resignation and Removal of the Trustee and Securities Administrator.......................138
     Section 9.09     Successor Trustee, Paying Agent and Successor Securities Administrator....................139
     Section 9.10     Merger or Consolidation of Trustee, Paying Agent or Securities Administrator..............139
     Section 9.11     Appointment of CoTrustee or Separate Trustee..............................................140
     Section 9.12     Federal Information Returns and Reports to Certificateholders; REMIC
                      Administration............................................................................141

                                    ARTICLE X
                                   TERMINATION

     Section 10.01    Termination Upon Repurchase by the Depositor or its Designee or Liquidation of the
                      Mortgage Loans............................................................................144
     Section 10.02    Additional Termination Requirements.......................................................146

                                      iii

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

    Section 11.01    Intent of Parties..........................................................................148
    Section 11.02    Amendment..................................................................................148
    Section 11.03    Recordation of Agreement...................................................................149
    Section 11.04    Limitation on Rights of Certificateholders.................................................150
    Section 11.05    Acts of Certificateholders.................................................................150
    Section 11.06    Governing Law..............................................................................151
    Section 11.07    Notices....................................................................................152
    Section 11.08    Severability of Provisions.................................................................152
    Section 11.09    Successors and Assigns.....................................................................152
    Section 11.10    Article and Section Headings...............................................................152
    Section 11.11    Counterparts...............................................................................153
    Section 11.12    Notice to Rating Agencies..................................................................153

                                    EXHIBITS

Exhibit A-1      -   Form of Class A and Class X Certificates
Exhibit A-2      -   Form of Class M Certificates
Exhibit A-3      -   Form of Class B Certificates
Exhibit A-4      -   Form of Class R Certificates
Exhibit B        -   Initial Mortgage Loan Schedule
Exhibit C        -   [Reserved]
Exhibit D        -   Request for Release of Documents
Exhibit E        -   Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1      -   Form of Investment Letter
Exhibit F-2      -   Form of Rule 144A and Related Matters Certificate
Exhibit G        -   Form of Custodial Agreement
Exhibit H-1      -   EverHome Subservicing Agreement
Exhibit H-2      -   Countrywide Servicing Agreement
Exhibit H-3      -   EMC Servicing Agreement
Exhibit I        -   Assignment Agreements
Exhibit J        -   Mortgage Loan Purchase Agreement
Exhibit K        -   Form of Trustee Limited Power of Attorney
Exhibit L        -   Form of Subsequent Transfer Instrument

                                    SCHEDULES

Schedule A       -   Schedule of Strike Prices and Projected Principal Balances

                         POOLING AND SERVICING AGREEMENT

         Pooling and Servicing Agreement, dated as of July 1, 2005, among Structured Asset Mortgage Investments II Inc., a Delaware corporation, as depositor (the "Depositor"), JPMorgan Chase Bank, N.A., a banking association organized under the laws of the United States of America, not in its individual capacity but solely as trustee (the "Trustee"), Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and EMC Mortgage Corporation ("EMC").

                              PRELIMINARY STATEMENT

         On or prior to the Closing Date, the Depositor has acquired the Initial Mortgage Loans from EMC. On the Closing Date, the Depositor will sell the Initial Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         On or prior to the related Subsequent Transfer Date, the Depositor will acquire the related Subsequent Mortgage Loans from EMC. On the related Subsequent Transfer Date, the Depositor will sell the related Subsequent Mortgage Loans and certain other property to the Trust Fund.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC I Regular Interests will be designated "regular interests" in such REMIC and the Class R-I Certificate will be designated the "residual interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC II Regular Certificates will be designated "regular interests" in such REMIC and the Class R-II Certificate will be designated the "residual interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC III to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC III Regular Certificates will be designated "regular interests" in such REMIC and the Class R-III Certificate will be designated the "residual interests" in such REMIC.

         The aggregate Outstanding Principal Balance of all of the Mortgage Loans in Loan Group I (including certain of the Group I Subsequent Mortgage Loans) as of the Cut-off Date is approximately $126,680,695. The aggregate Outstanding Principal Balance of all of the Mortgage Loans in Loan Group II (including certain of the Group II Subsequent Mortgage Loans) as of the Cut-off Date is approximately $473,643,464. The aggregate Outstanding Principal Balance of all of the Mortgage Loans in Loan Group I and Loan Group II (including certain of the Group I Subsequent Mortgage Loans and certain of the Group II Subsequent Mortgage Loans) is approximately $600,324,159.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, EMC and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

         Accepted Master Servicing Practices: With respect to any Mortgage Loan, as applicable, those customary mortgage master servicing practices of prudent institutions that master service mortgage loans of the same type and quality as such mortgage loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer).

         Account: The Distribution Account, the Group I Pre-Funding Account, the Group I Pre-Funding Reserve Account, the Group I Interest Coverage Account, the Group II Pre-Funding Account, the Group II Pre-Funding Reserve Account, the Group II Interest Coverage Account, the Yield Maintenance Account, the Class I-A Supplemental Fund, the Class II-A Supplemental Fund, the Group I Senior Carryover Shortfall Reserve Fund, the Group II Senior Carryover Shortfall Reserve Fund, the Subordinate Carryover Shortfall Reserve Fund and the related Protected Account, as the context may require.

         Accrued Certificate Interest: For any Certificate (other than a Residual Certificate) on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount (or Notional Amount, with respect to the Class X-1 Certificates, the Class X-2 Certificates and the Class M-X Certificates) of such Certificate immediately prior to such Distribution Date, less (i) in the case of a Senior Certificate (other than a Residual Certificate), such Certificate's share of (a) any Net Interest Shortfall from the Mortgage Loans in the related Loan Group, (b) any interest shortfall on the Mortgage Loans in the related Loan Group resulting from the application of the Relief Act or similar state law, (c) any shortfalls resulting from Net Deferred Interest on the related Mortgage Loans and (d) after the Cross-Over Date, the interest portion of any Realized Losses on the related Mortgage Loans in the related Loan Group to the extent allocated thereto in accordance with Section 6.02(g), and (ii) in the case of a Subordinate Certificate, such Certificate's share of (a) any Net Interest Shortfall from the Mortgage Loans, (b) any interest shortfall on the Mortgage Loans resulting from the application of the Relief Act or similar state law, and (c) shortfalls resulting from Net Deferred Interest on the Mortgage Loans and the interest portion of any Realized Losses on the Mortgage Loans allocated to that Class of Certificates, to the extent allocated thereto in accordance with Section 6.02(g). The Accrued Certificate Interest on the Class X-1 Certificates, the Class X-2 Certificates and the Class M-X Certificates on any Distribution Date will be reduced by any amounts necessary to fund the Group I Senior Carryover Shortfall Reserve Fund, the Group II Senior Carryover Shortfall Reserve Fund and the Subordinate Carryover Reserve Fund, respectively, on the related Distribution Date with respect to the payment of any Group I Senior Carryover Shortfall Amounts, any Group II Senior Carryover Shortfall Amounts and any Subordination Carryover Shortfall Amounts, as the case may be, in the manner and priority set forth herein. Until the date that the Class I-A Supplemental Fund is terminated, the Accrued Certificate Interest on the Class X-1 Certificates on any Distribution Date will be reduced by any amounts necessary to replenish the Class I-A Supplemental Fund on the related Distribution Date, and until the date that the Class II-A Supplemental Fund is terminated, the Accrued Certificate Interest on the Class X-2 Certificates on any Distribution Date will be reduced by any amounts necessary to replenish the Class II-A Supplemental Fund on the related Distribution Date, in each such instance in the manner and priority set forth in this Agreement. The applicable Senior Percentage of Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act or similar state law will be allocated among the related Senior Certificates (other than the Residual Certificates) in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The applicable Subordinate Percentage of Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act and similar state law will be allocated among the Subordinate Certificates in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The interest portion of Realized Losses for the Mortgage Loans will be allocated sequentially, in the following order, to the Class B-6, Class B-5, Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2, Class M-1 and Class M-X Certificates and, following the Cross-Over Date, (A) the interest portion of Realized Losses on the Group I Mortgage Loans will be allocated on a pro rata basis to the Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates and the Class X-1 Certificates, and (B) the interest portion of Realized Losses on the Group II Mortgage Loans will be allocated on a pro rata basis to the Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates and the Class X-2 Certificates. Accrued Certificate Interest on the Certificates (other than the Class X Certificates and the Residual Certificates) shall be calculated on the basis of a 360 day year and the actual number of days elapsed in the related Interest Accrual Period. Accrued Certificate Interest on the Class X Certificates is calculated on the basis of a 360-day year consisting of twelve 30 day months. The Residual Certificates do not have a Pass-Through Rate and will not bear interest. No Accrued Certificate Interest will be payable with respect to any Class or Classes of Certificates that bear interest after the Distribution Date on which the outstanding Current Principal Amount or Notional Amount of such Certificate or Certificates has been reduced to zero.

         Adjustable Rate Certificates: The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates.

         Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto made in accordance with the terms herein.

         Allocable Share: With respect to any Class of Subordinate Certificates (other than the Class M-X Certificates):

                  (a) as to any Distribution Date and amounts distributable pursuant to clauses (1) and (4) of the definition of Subordinate Optimal Principal Amount, the fraction, expressed as a percentage, the numerator of which is the Current Principal Amount of such Class of Certificates and the denominator of which is the aggregate Current Principal Amount of all Classes of the Subordinate Certificates (other than the Class M-X Certificates); and

                  (b) as to any Distribution Date and amounts distributable pursuant to clauses (2), (3), (5) and (6) of the definition of Subordinate Optimal Principal Amount, after giving effect to the reduction of the Current Principal Amount of the principal component of the Class M-X Certificates on such Distribution Date,

                           (1) for any Distribution Date on which the Loss and
                  Delinquency Test has been satisfied, as to each Class of Subordinate Certificates for which (x) the related Class Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Current Principal Amount of such Class of Certificates and the denominator of which is the aggregate Current Principal Amount of all such Classes of Subordinate Certificates for which the related Class Prepayment Distribution Trigger has been satisfied and (y) the related Class Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%; provided that if on a Distribution Date, the Current Principal Amount of any Class of Subordinate Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributed pursuant to this clause (b)(1), to the extent of such Class's remaining Allocable Share, shall be distributed to the Class of Subordinate Certificates having the highest payment priority and to the Subordinate Certificates which satisfy the related Class Prepayment Distribution Trigger in reduction of their respective Current Principal Amounts, in the order of their payment priority; and

                           (2) for any Distribution Date on which the Loss and
                  Delinquency Test has not been satisfied, as to the Subordinate Certificates, 0%; provided that on a Distribution Date, any remaining amounts distributed pursuant to this clause (b)(2) shall be distributed to the Classes of Subordinate Certificates which satisfy the related Class Prepayment Distribution Trigger and to the Class of Subordinate Certificates having the highest payment priority in reduction of their respective Current Principal Amounts in the order of their payment priority.

         Applicable Credit Rating: For any long-term deposit or security, a credit rating of AAA in the case of S&P and Aaa in the case of Moody's (or with respect to investments in money market funds, a credit rating of "AAAm" or "AAAm-G", in the case of S&P, and the highest rating given by Moody's for money market funds, in the case of Moody's). For any short-term deposit or security, a rating of A-l+ in the case of S&P and P-1 in the case of Moody's.

         Applicable State Law: For purposes of Section 9.12(d), the Applicable State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Securities Administrator and the Trustee by either (i) an Opinion of Counsel reasonably acceptable to the Securities Administrator and the Trustee delivered to it by the Master Servicer or the Depositor, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

         Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the related Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the amount set forth as the appraised value of the related Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

         Assignment Agreements: The agreements attached hereto as Exhibit I, whereby the Assigned Loans (as defined therein) and the related Servicing Agreements were assigned to the Trustee for the benefit of the Certificateholders.

         Assumed Final Distribution Date: September 25, 2045, or if such day is not a Business Day, then the next succeeding Business Day.

         Available Funds: With respect to any Distribution Date, the sum of the Group I Available Funds and the Group II Available Funds for such Distribution Date.

         Average Loss Severity Percentage: With respect to any Distribution Date and each Loan Group, the percentage equivalent of a fraction, the numerator of which is the sum of the Loss Severity Percentages for each Mortgage Loan in such Loan Group which had a Realized Loss and the denominator of which is the number of Mortgage Loans in the related Loan Group which had Realized Losses.

         Bankruptcy Code: The United States Bankruptcy Code, as amended, as codified in 11 U.S.C. ss.ss.101-1330.

         Bankruptcy Loss: With respect to any Mortgage Loan, any Deficient Valuation or Debt Service Reduction related to such Mortgage Loan as reported by the applicable Servicer to the Master Servicer.

         Book-Entry Certificates: Initially, all Classes of Certificates other than the Private Certificates and the Residual Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in New York City or in any of the jurisdictions in which the Trustee, the Master Servicer, any Servicer or the Securities Administrator is located are authorized or obligated by law or executive order to be closed.

         Carryover Shortfall: A Group I Senior Carryover Shortfall, a Group II Senior Carryover Shortfall or a Subordinate Carryover Shortfall, as applicable.

         Carryover Shortfall Amount: A Group I Senior Carryover Shortfall Amount, a Group II Senior Carryover Shortfall Amount or a Subordinate Carryover Shortfall Amount, as applicable.

         Carryover Shortfall Reserve Fund: The Group I Senior Carryover Shortfall Reserve Fund, the Group II Senior Carryover Shortfall Reserve Fund or the Subordinate Carryover Shortfall Reserve Fund, as applicable.

         Century Lending: Century Mortgage Company doing business as Century Lending and its successor in interest.

         Certificate: Any mortgage pass-through certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Trustee and countersigned by the Certificate Registrar in substantially the forms annexed hereto as Exhibits A-1, A-2, A-3 and A-4 with the blanks therein appropriately completed.

         Certificate Group: The Group I Senior Certificates and the Group II Senior Certificates, as applicable.

         Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

         Certificate Register: The register maintained pursuant to Section 5.02.

         Certificate Registrar: The Securities Administrator or any successor certificate registrar appointed hereunder.

         Certificate Registrar Office: The office of the Certificate Registrar located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 44579,
Attention: SAMI II Series 2005-AR6.

         Certificateholder:  A Holder of a Certificate.

         Class: With respect to the Certificates, I-A-1, I-A-2, I-A-3, II-A-1, II-A-2, II-A-3, X-1, X-2, M-X, M-1, M-2, M-3, M-4, M-5, M-6, R-I, R-II, R-III,
B-1, B-2, B-3, B-4, B-5 and B-6.

         Class A Certificates: The Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates, the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class I-A-3 Certificates.

         Class B Certificates: The Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         Class I-A Supplemental Fund: An "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h), which is not an asset of any REMIC and which is established and maintained pursuant to Section 4.08.

         Class II-A Supplemental Fund: An "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h), which is not an asset of any REMIC and which is established and maintained pursuant to Section 4.09.

         Class M Certificates: The Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates.

         Class Prepayment Distribution Trigger: For a Class of Subordinate Certificates (other than the principal component of the Class M-X Certificates) for any Distribution Date, the Class Prepayment Distribution Trigger is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate Current Principal Amount of such Class of Certificates and each Class of Certificates subordinate thereto, if any, and the denominator of which is the aggregate Scheduled Principal Balance of all of the Mortgage Loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date. If on any Distribution Date the Current Principal Amount of any Class of Subordinate Certificates (other than the principal component of the Class M-X Certificates) for which the related Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributable to such Class of Certificates pursuant to clauses (2), (3), (5) and (6) of the definition of "Subordinate Optimal Principal Amount," to the extent of such Class' remaining Allocable Share, shall be distributed to the remaining Class or Classes of Subordinate Certificates (other than the principal component of the Class M-X Certificates) in reduction of their respective Current Principal Amounts, sequentially, in the order of their payment priority.

         Class R Certificates: The Class R-I, Class R-II and Class R-III Certificates.

         Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-4 and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-4 and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-4 and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

         Class X Certificates: The Class X-1 Certificates, the Class X-2 Certificates and the Class M-X Certificates.

         Closing Date:  July 29, 2005.

         Code:  The Internal Revenue Code of 1986, as amended.

         Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of the original principal balance of the related Mortgage Loan at the date of origination and the principal balance of the related secondary financing and the denominator of which is the lesser of the selling price of the Mortgaged Property and its Appraised Value.

         Commission:  The United States Securities and Exchange Commission.

         Compensating Interest Payment:  As defined in Section 6.06.

         Corporate Trust Office: The office of the Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services-Global Debt, SAMI Series II 2005-AR6. With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust, SAMI II Series 2005-AR6, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045),
Attention: Corporate Trust, SAMI II Series 2005-AR6.

         Corresponding Certificate: With respect to (i) REMIC II Regular Interest I-A-1, the Class I-A-1 Certificates, (ii) REMIC II Regular Interest I-A-2, the Class I-A-2 Certificates, (iii) REMIC II Regular Interest I-A-3, the Class I-A-3 Certificates, (iv) REMIC II Regular Interest II-A-1, the Class II-A-1 Certificates, (v) REMIC II Regular Interest II-A-2, the Class II-A-2 Certificates, (vi) REMIC II Regular Interest II-A-3, the Class II-A-3 Certificates, (vii) REMIC II Regular Interest M-1, the Class M-1 Certificates,
(viii) REMIC II Regular Interest M-2, the Class M-2 Certificates, (ix) REMIC II Regular Interest M-3, the Class M-3 Certificates, (x) REMIC II Regular Interest M-4, the Class M-4 Certificates, (xi) REMIC II Regular Interest M-5, the Class M-5 Certificates, (xii) REMIC II Regular Interest M-6, the Class M-6 Certificates, (xiii) REMIC II Regular Interest B-1, the Class B-1 Certificates,
(xiv) REMIC II Regular Interest B-2, the Class B-2 Certificates, (xv) REMIC II Regular Interest B-3, the Class B-3 Certificates, (xvi) REMIC II Regular Interest B-4, the Class B-4 Certificates, (xvii) REMIC II Regular Interest B-5, the Class B-5 Certificates, (xviii) REMIC II Regular Interest B-6, the Class B-6 Certificates and (xix) REMIC II Regular Interest MT-R, the Class R-III Certificates. With respect to (i) REMIC I Regular Interests 1A, 1B and ZZZ, (ii) REMIC I Regular Interest 2A, 2B and ZZZ, and (iii) REMIC I Regular Interest ZZZ,
(i) REMIC II Regular Interest A-1, (ii) REMIC II Regular Interests A-2, and
(iii) REMIC II Regular Interests B-1, B-2, B-3, B-4, B-5 and B-6.

         Countrywide AAR: That certain Assignment, Assumption and Recognition Agreement, entered into as of July 29, 2005, among Countrywide Home Loans, Countrywide Servicing, EMC and the Trustee, as acknowledged and agreed to by the Depositor, the Master Servicer and the Securities Administrator.

         Countrywide Home Loans: Countrywide Home Loans, Inc. and its successor in interest.

         Countrywide Servicing: Countrywide Home Loans Servicing LP and its successor in interest.

         Countrywide Servicing Agreement: That certain Seller's Warranties and Servicing Agreement, dated as of September 1, 2002, by and between Countrywide Servicing and EMC, as amended on January 1, 2003 and September 1, 2004, as attached hereto as Exhibit H-2, as modified pursuant to the Countrywide AAR.

         Cross-Over Date: The first Distribution Date on which the aggregate Current Principal Amount of the Subordinate Certificates has been reduced to zero (after giving effect to all related distributions on such Distribution
Date).

         Current Principal Amount: With respect to any Certificate as of any Distribution Date, an amount equal to the initial principal amount of such Certificate on the Closing Date (or, with respect to a Class of the Class X Certificates, the initial principal amount of the principal component of such Certificate on the Closing Date) plus the amount of any Net Deferred Interest on the related Mortgage Loans allocated thereto on such Distribution Date and on previous Distribution Dates, plus, in the case of a Subordinate Certificate, any Subsequent Recoveries on the Mortgage Loans added to the Current Principal Amount of such Certificate pursuant to Section 6.02(h) hereof, as reduced by (i) all amounts allocable to principal previously distributed with respect to such Certificate (or, with respect to a Class of the Class X Certificates, all amounts allocable to principal previously distributed with respect to the principal component of such Certificate), (ii) the principal portion of all Realized Losses on the Mortgage Loans (other than Realized Losses on the Mortgage Loans resulting from Debt Service Reductions) previously allocated (as applicable) to such Certificate (or, with respect to a Class of the Class X Certificates, previously allocated (as applicable) to the principal component of such Certificate), taking account of its applicable Loss Allocation Limitation, and (iii) in the case of a Subordinate Certificate, such Certificate's pro rata share, if any, of the applicable Subordinate Certificate Writedown Amount, as applicable, for previous Distribution Dates. With respect to any Class of Certificates, the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates in such Class of Certificates. Notwithstanding the foregoing, solely for purposes of giving consents, directions, waivers, approvals, requests and notices, the Class R-I, Class R-II and Class R-III Certificates after the Distribution Date on which they each receive the distribution of the last dollar of their respective original principal amount shall be deemed to have Current Principal Amounts equal to their respective Current Principal Amounts on the day immediately preceding such Distribution Date.

         Custodial Agreement: An agreement, dated as of the Closing Date, among the Depositor, the Master Servicer, the Trustee and the Custodian, in substantially the form of Exhibit G hereto.

         Custodian: Wells Fargo Bank, National Association, or any successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

         Cut-off Date:  July 1, 2005.

         Cut-off Date Balance:  $600,324,159.

         Debt Service Reduction: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

         Deferred Interest: The amount of interest which is deferred and added to the Outstanding Principal Balance of the Mortgage Loans due to negative amortization with respect to the Mortgage Loans, as described in the Prospectus Supplement.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then-outstanding indebtedness under such Mortgage Loan secured by such Mortgage Property, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

         Deposit Amount: The amount of $150.00 deposited by the Depositor on the Closing Date into the Distribution Account.

         Depositor: Structured Asset Mortgage Investments II Inc., a Delaware corporation, or its successors in interest.

         Depository: The Depository Trust Company, the nominee of which is Cede & Co., and any successor thereto.

         Depository Agreement: The meaning specified in Subsection 5.01(a) hereof.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Designated Depository Institution: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

         Determination Date: With respect to any Distribution Date and each Mortgage Loan, the Determination Date as defined in the related Servicing Agreement.

         Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac or any successor thereto, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any Person with respect to which income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, (vi) any Person that does not satisfy the requirements of United States Treasury Department Regulation Section 1.860E-1(c) with respect to a transfer of a noneconomic residual interest, as defined therein, or (vii) any other Person so designated by the Trustee and the Certificate Registrar based upon an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by such Person may cause any REMIC contained in the Trust or any Person having an ownership interest in the Residual Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution Account: The trust account or accounts created and maintained pursuant to Section 4.02, which shall be denominated "Wells Fargo Bank, National Association, as Paying Agent, for the benefit of the registered holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6 - Distribution Account," and which shall be an Eligible Account.

         Distribution Account Deposit Date: The Business Day prior to each Distribution Date.

         Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

         DTC Custodian: The Securities Administrator, and its successors in interest as custodian for the Depository.

         Due Date: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement. For purposes of calculating the Net Rates of the Mortgage Loans for the first Distribution Date, the second preceding Due Date with respect to the first Distribution Date will be the Cut-off Date.

         Due Period: With respect to any Distribution Date and each Mortgage Loan, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending at the close of business on the first day of the month in which such Distribution Date occurs.

         Eligible Account: Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by S&P and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (i)(B)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral, or the Distribution Date (if such Permitted Investment is an obligation of the institution that maintains the Distribution Account)) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the

Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the respective Rating Agencies). Eligible Accounts may bear interest.

         EMC:  EMC Mortgage Corporation and its successor in interest.

         EMC AAR: That certain Assignment, Assumption and Recognition Agreement, made and entered into as of July 29, 2005, among EMC, the Trustee and the Depositor, as acknowledged and agreed to by the Master Servicer and the Securities Administrator.

         EMC Mortgage Loans: The Mortgage Loans listed on the related Mortgage Loan Schedule as being serviced by the EMC Servicer.

         EMC Servicer: EMC, in its capacity as servicer hereunder, and its successors and assigns.

         EMC Servicing Agreement: That certain Servicing Agreement, dated as of July 29, 2005, by and between EMC and the Depositor, as attached hereto as Exhibit H-3, as modified pursuant to the EMC AAR.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  An event of default described in Section 8.01.

         EverHome: EverHome Mortgage Company (formerly known as Alliance Mortgage Company), and its successor in interest.

         EverHome AAR: That certain Assignment, Assumption and Recognition Agreement, made and entered into as of July 29, 2005, among EMC, the Trustee and EverHome, as acknowledged and agreed to by the Depositor, the Master Servicer and the Securities Administrator..

         EverHome Subservicing Agreement: That certain Subservicing Agreement, dated as of August 1, 2002, and attached hereto as Exhibit H-1, between EverHome as servicer and EMC as owner, as modified pursuant to the EverHome AAR.

         Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which the sum of any Liquidation Proceeds with respect to a Liquidated Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan exceeds the sum of (i) the Scheduled Principal Balance of such Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to the related Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred plus (iii) related Liquidation Expenses.

         Exchange Act:  As defined in Section 3.18.

         Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final Certification: The certification substantially in the form of Exhibit Three to the Custodial Agreement.

         First Horizon: First Horizon Home Loan Corporation and its successor in interest.

         Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

         Fractional Undivided Interest: With respect to any Class of Certificates, the fractional undivided interest evidenced by any Certificate of such Class of Certificates the numerator of which is the Current Principal Amount, or Notional Amount in the case of the Class X Certificates, of such Certificate and the denominator of which is the Current Principal Amount, or Notional Amount in the case of the Class X Certificates, of such Class of Certificates. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by (i) each Class of Residual Certificates will be deemed to equal 0.25%, (ii) each Class of Class X Certificates will be deemed to equal 1.0% multiplied by a fraction, the numerator of which is the Notional Amount of such Certificate and the denominator of which is the aggregate Notional Amount of such respective Class of Certificates and (iii) a Certificate of any other Class will be deemed to equal 96.25% multiplied by a fraction, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the aggregate Current Principal Amount of all the Certificates; provided, however, the percentage in clause (iii) above shall be increased by 1% upon the retirement of each Class of Class X Certificates.

         Freddie Mac: Freddie Mac (also known as Federal Home Loan Mortgage Corporation), or any successor thereto.

         Global Certificate: Any Private Certificate registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

         GreenPoint: GreenPoint Mortgage Funding, Inc., and its successor in interest.

         Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the related Mortgage Loan Schedule, which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the Minimum Lifetime Mortgage Rate, the Maximum Lifetime Mortgage Rate and the Periodic Rate Cap) the Mortgage Interest Rate from such Interest Adjustment Date until the next Interest Adjustment Date.

         Group I Available Funds and Group II Available Funds: With respect to any Distribution Date, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans in the related Loan Group: (a) all previously undistributed payments on account of principal collections on the Mortgage Loans (including the principal portion of Scheduled Payments, Principal Prepayments and the principal amount of Net Liquidation Proceeds and Subsequent Recoveries on the Mortgage Loans) and all previously undistributed payments on account of interest collections on the Group I Initial Mortgage Loans and the Group II Initial Mortgage Loans received after the Cut-off Date, and all previously undistributed payments on account of interest received after the related Subsequent Cut-off Date with respect to the related Group I Subsequent Mortgage Loans and Group II Subsequent Mortgage Loans, as the case may be, and on or prior to the related Determination Date, in each case from the Mortgage Loans in the related Loan Group, (b) any Monthly Advances and Compensating Interest Payments by a Servicer or the Master Servicer (or by the Trustee, as successor master servicer) with respect to such Distribution Date, in each case, in respect of the Mortgage Loans in the related Loan Group, (c) any other miscellaneous amounts remitted by the Master Servicer or a Servicer pursuant to the related Servicing Agreement, (d) any amounts deposited into the Distribution Account from the Yield Maintenance Account, the Class I-A Supplemental Fund, the Class II-A Supplemental Fund, the related Pre-Funding Reserve Account or the related Interest Coverage Account pursuant to this Agreement, and (e) any amount reimbursed by the Master Servicer for such Distribution Date in connection with losses on certain eligible investments, except:

                  (i) all payments that were due on or before the Cut-off Date with respect to the Group I Initial Mortgage Loans and the Group II Initial Mortgage Loans, and all payments that were due on or before the related Subsequent Cut-off Date with respect to the Group I Subsequent Mortgage Loans and Group II Subsequent Mortgage Loans;

                  (ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period;

                  (iii) all payments, other than Principal Prepayments, that represent early receipt of Scheduled Payments due on a date or dates subsequent to the related Due Date;

                  (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances;

                  (v) amounts representing Monthly Advances determined to be Nonrecoverable Advances; and

                  (vi) any investment earnings on amounts on deposit in the Distribution Account, the Group I Pre-Funding Account, the Group I Interest Coverage Account, the Group II Pre-Funding Account, the Group II Interest Coverage Account, the Class I-A Supplemental Fund, the Class II-A Supplemental Fund, the Group I Senior Carryover Shortfall Reserve Fund, the Group II Senior Carryover Shortfall Reserve Fund, the Subordinate Carryover Shortfall Reserve Fund and the Yield Maintenance Account, and the amounts permitted to be withdrawn (other than as a distribution of principal, interest, Carryover Shortfall Amounts or Yield Maintenance Payments on the related Certificates) from the Distribution Account, the Group I Pre-Funding Account, the Group II Pre-Funding Account, the Group I Interest Coverage Account, the Group II Interest Coverage Account, the Class I-A Supplemental Fund, the Class II-A Supplemental Fund, the Group

         I Senior Carryover Shortfall Reserve Fund, the Group II Senior Carryover Shortfall Reserve Fund, the Subordinate Carryover Shortfall Reserve Fund and the Yield Maintenance Account, and amounts to pay the Servicing Fees and the Master Servicing Fee or to reimburse any Servicer, the Securities Administrator, the Trustee, the Custodian or the Master Servicer for fees and the related Loan Group's pro rata share of reimbursable expenses as are due under the applicable Servicing Agreement, this Agreement or the Custodial Agreement and that have not been retained by or paid to such Servicer, the Securities Administrator, the Trustee, the Custodian or the Master Servicer.

         Group I Initial Mortgage Loans: The Group I Mortgage Loans transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule attached hereto as Exhibit B, including a mortgage loan the property securing which has become an REO Property.

         Group I Interest Coverage Account: The account or sub-account established and maintained pursuant to Section 4.11(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group I Interest Coverage Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Group I Interest Coverage Account on the Closing Date pursuant to Section 4.11, which amount is $76,657.25.

         Group I Mortgage Loans: The Mortgage Loans identified as such on the related Mortgage Loan Schedule.

         Group I Pre-Funded Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Group I Pre-Funding Account on the Closing Date, which amount is $8,103,774.

         Group I Pre-Funding Account: The account or sub-account established and maintained pursuant to Section 4.10(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group I Pre-Funding Reserve Account: The account or sub-account established and maintained pursuant to Section 4.10(d) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group I Senior Carryover Shortfall: With respect to the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates and any Distribution Date for which the respective Pass-Through Rate for such Certificates is equal to the weighted average of the Net Rates on the Group I Mortgage Loans, the excess, if any, of (x) Accrued Certificate Interest on the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates for such Distribution Date, using the lesser of a per annum rate of
(a) One-Month LIBOR plus the related Margin, as calculated for such Distribution Date, and (b) 10.50%, over (y) Accrued Certificate Interest on the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates for such Distribution Date at the weighted average of the Net Rates on the Group I Mortgage Loans.

         Group I Senior Carryover Shortfall Amount: With respect to the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates and each Distribution Date, the sum of (a) the aggregate amount of Group I Senior Carryover Shortfall for such Classes of Certificates on such Distribution Date which is not covered on such Distribution Date by payments made thereon from the Group I Senior Carryover Shortfall Reserve Fund, plus (b) any Group I Senior Carryover Shortfall Amount for such Classes of Certificates remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period) at a per annum rate equal to the lesser of
(i) One-Month LIBOR plus the related Margin, as calculated for such Distribution Date, and (ii) 10.50%.

         Group I Senior Carryover Shortfall Reserve Fund: An "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class X-1 Certificates, and which is established and maintained pursuant to Section 4.04.

         Group I Senior Certificates: The Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates, the Class X-1 Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates.

         Group I Subsequent Mortgage Loans: The Group I Mortgage Loans which will be acquired by the Trust during the Pre-Funding Period with amounts on deposit in the Group I Pre-Funding Account, which Mortgage Loans will be held as part of the Trust Fund.

         Group II Initial Mortgage Loans: The Group II Mortgage Loans transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule attached hereto as Exhibit B, including a mortgage loan the property securing which has become an REO Property.

         Group II Interest Coverage Account: The account or sub-account established and maintained pursuant to Section 4.13(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group II Interest Coverage Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Group II Interest Coverage Account on the Closing Date pursuant to Section 4.13, which amount is $825,753.37.

         Group II Mortgage Loans: The Mortgage Loans identified as such on the related Mortgage Loan Schedule.

         Group II Pre-Funded Amount: The amount to be paid by the Depositor to the Paying Agent for deposit in the Group II Pre-Funding Account on the Closing Date, which amount is $103,619,756.

         Group II Pre-Funding Account: The account or sub-account established and maintained pursuant to Section 4.12(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group II Pre-Funding Reserve Account: The account or sub-account established and maintained pursuant to Section 4.12(d) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Group II Senior Carryover Shortfall: With respect to the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates and any Distribution Date for which the respective Pass-Through Rate for such Certificates is equal to the weighted average of the Net Rates on the Group II Mortgage Loans, the excess, if any, of (x) Accrued Certificate Interest on the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates for such Distribution Date, using the lesser of a per annum rate of
(a) One-Month LIBOR plus the related Margin, as calculated for such Distribution Date, and (b) 10.50%, over (y) Accrued Certificate Interest on the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates for such Distribution Date at the weighted average of the Net Rates on the Group II Mortgage Loans.

         Group II Senior Carryover Shortfall Amount: With respect to the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates and each Distribution Date, the sum of (a) the aggregate amount of Group II Senior Carryover Shortfall for such Classes of Certificates on such Distribution Date which is not covered on such Distribution Date by payments made thereon from the Group II Senior Carryover Shortfall Reserve Fund, plus (b) any Group II Senior Carryover Shortfall Amount for such Classes of Certificates remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period) at a per annum rate equal to the lesser of
(i) One-Month LIBOR plus the related Margin, as calculated for such Distribution Date, and (ii) 10.50%.

         Group II Senior Carryover Shortfall Reserve Fund: An "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class X-2 Certificates, and which is established and maintained pursuant to Section 4.05.

         Group II Senior Certificates: The Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates and the Class X-2 Certificates.

         Group II Subsequent Mortgage Loans: The Group II Mortgage Loans which will be acquired by the Trust during the Pre-Funding Period with amounts on deposit in the Group II Pre-Funding Account, which Mortgage Loans will be held as part of the Trust Fund.

         Group I Senior Optimal Principal Amount and Group II Senior Optimal Principal Amount: With respect to each Distribution Date and the Group I Senior Certificates (other than the Residual Certificates) and the Group II Senior Certificates, respectively, an amount equal to the sum, without duplication, of the following (after giving effect to the application of such amounts to cover Deferred Interest on the related Mortgage Loans, but in no event greater than the aggregate Current Principal Amount of such Group I Senior Certificates or Group II Senior Certificates, as the case may be, immediately prior to such Distribution Date):

                           (1) the applicable Senior Percentage of all scheduled
                  payments of principal allocated to the Scheduled Principal Balance due on each Outstanding Mortgage Loan in the related Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period, if the Distribution Date occurs prior to the Cross-over Date);

                           (2) the applicable Senior Prepayment Percentage of
                  the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was the subject of a Principal Prepayment in full received by the Master Servicer during the related Prepayment Period;

                           (3) the applicable Senior Prepayment Percentage of
                  all Principal Prepayments in part received by the Master Servicer during the related Prepayment Period with respect to each Mortgage Loan in the related Loan Group;

                           (4) the lesser of (a) the applicable Senior
                  Prepayment Percentage of the sum of (i) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related Loan Group during the related Due Period and (ii) the Scheduled Principal Balance of each such Mortgage Loan in the related Loan Group purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and
                  (b) the applicable Senior Percentage of the sum of (i) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the Mortgage Loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related Loan Group during the related Due Period and (ii) the Scheduled Principal Balance of each such Mortgage Loan in the related Loan Group that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any or otherwise; and

                           (5) the applicable Senior Prepayment Percentage of
                  the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was repurchased by the Seller in connection with such Distribution Date and
                  (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Loan Group that has been replaced by the Seller with a Substitute Mortgage Loan pursuant to the Agreement, the Mortgage Loan Purchase Agreement or the related Subsequent Mortgage Loan Purchase Agreement (as the case may be) in connection with such Distribution Date over the Scheduled Principal Balance of such Substitute Mortgage Loan.

         Group I Senior Percentage: Initially, 91.55%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amount of the Group I Senior Certificates (other than the Residual Certificates) (or, with respect to the Class X-1 Certificates, the Current Principal Amount of the principal component of such Class of Certificates) immediately preceding such Distribution Date by the sum of (i) the aggregate Scheduled Principal Balance of the Group I Mortgage Loans as of the beginning of the related Due Period and (ii) the amount on deposit in the Group I Pre-Funding Account as of such Distribution Date.

         Group II Senior Percentage: Initially, 91.55%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amount of the Group II Senior Certificates (or, with respect to the Class X-2 Certificates, the Current Principal Amount of the principal component of such Class of Certificates) immediately preceding such Distribution Date by the sum of (i) the aggregate Scheduled Principal Balance of the Group II Mortgage Loans as of the beginning of the related Due Period and (ii) the amount on deposit in the Group II Pre-Funding Account as of such Distribution Date.

         Group I Senior Prepayment Percentage: The Senior Prepayment Percentage for Group I Senior Certificates (other than the Residual Certificates) on any Distribution Date occurring during the periods set forth below will be as follows:

Period (dates inclusive)               Group I Senior Prepayment Percentage
-------------------------------------- -----------------------------------------
August 25, 2005 - July 25, 2015        100%
August 25, 2015 - July 25, 2016        Group I Senior Percentage plus 70% of
                                       the Group I Subordinate Percentage

August 25, 2016 - July 25, 2017        Group I Senior Percentage plus 60% of
                                       the Group I Subordinate Percentage

August 25, 2017 - July 25, 2018        Group I Senior Percentage plus 40% of
                                       the Group I Subordinate Percentage

August 25, 2018 - July 25, 2019        Group I Senior Percentage plus 20% of
                                       the Group I Subordinate Percentage

August 25, 2019 and thereafter         Group I Senior Percentage

         In addition, no reduction of the Group I Senior Prepayment Percentage shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Subordinate Certificates, does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the Original Subordinate Principal Balance if such

Distribution Date occurs between and including August 2015 and July 2016, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2016 and July 2017, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2017 and July 2018, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2018 and July 2019, and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after August 2019.

         In addition, if on any Distribution Date after the Distribution Date occurring in July 2008 the current weighted average of the Subordinate Percentages for such Distribution Date is equal to or greater than two times the initial weighted average of the Subordinate Percentages and (a) the aggregate Scheduled Principal Balances of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Subordinate Certificates, does not exceed 50% and (b)(i) on or prior to the Distribution Date in July 2008, cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 20% of the Original Subordinate Principal Balance and (ii) after the Distribution Date in July 2008, cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 30% of the Original Subordinate Principal Balance, then, in each case, the Group I Senior Prepayment Percentage for such Distribution Date will equal the Group I Senior Percentage; provided, however, if on a Distribution Date prior to the Distribution Date in July 2008 the current Subordinate Percentage is equal to or greater than two times the initial Subordinate Percentage for the Group I Senior Certificates and the above delinquency and loss tests are met, then the Group I Senior Prepayment Percentage for such Distribution Date will equal the Group I Senior Percentage plus 50% of the Group I Subordinate Percentage.

         Notwithstanding the foregoing, if on any Distribution Date, the percentage, the numerator of which is the aggregate Current Principal Amount of the Group I Senior Certificates (other than the Residual Certificates) immediately preceding such Distribution Date, and the denominator of which is the sum of (i) the aggregate Scheduled Principal Balance of the Group I Mortgage Loans as of the beginning of the related Due Period and (ii) the amount on deposit in the Group I Pre-Funding Account as of such Distribution Date, exceeds such percentage as of the Cut-off Date, then the Senior Prepayment Percentage with respect to the Group I Senior Certificates (other than the Residual Certificates) and the Group II Senior Certificates for such Distribution Date will equal 100%.

         Group II Senior Prepayment Percentage: The Senior Prepayment Percentage for the Group II Senior Certificates on any Distribution Date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                Group II Senior Prepayment Percentage
--------------------------------------- ----------------------------------------
August 25, 2005 - July 25, 2015         100%

August 25, 2015 - July 25, 2016         Group II Senior Percentage plus 70% of
                                        the Group II Subordinate Percentage

August 25, 2016 - July 25, 2017         Group II Senior Percentage plus 60% of
                                        the Group II Subordinate Percentage

August 25, 2017 - July 25, 2018         Group II Senior Percentage plus 40% of
                                        the Group II Subordinate Percentage

August 25, 2018 - July 25, 2019         Group II Senior Percentage plus 20% of
                                        the Group II Subordinate Percentage

August 25, 2019 and thereafter          Group II Senior Percentage

         In addition, no reduction of the Group II Senior Prepayment Percentage shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Subordinate Certificates, does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2015 and July 2016, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2016 and July 2017, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2017 and July 2018,
(d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2018 and July 2019, and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after August 2019.

         In addition, if on any Distribution Date after the Distribution Date occurring in July 2008 the current weighted average of the Subordinate Percentages for such Distribution Date is equal to or greater than two times the initial weighted average of the Subordinate Percentages, and (a) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Subordinate Certificates, does not exceed 50% and (b)(i) on or prior to the Distribution Date in July 2008, cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 20% of the Original Subordinate Principal Balance and (ii) after the Distribution Date in July 2008, cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 30% of the Original Subordinate Principal Balance, then, in each case, the Group II Senior Prepayment Percentage for such Distribution Date will equal the Group II Senior Percentage; provided, however, if on a Distribution Date prior to the Distribution Date in July 2008 the current Subordinate Percentage is equal to or greater than two times the initial Subordinate Percentage for the Group II Senior Certificates and the above delinquency and loss tests are met, then the Group II Senior Prepayment Percentage for such Distribution Date will equal the Group II Senior Percentage plus 50% of the Group II Subordinate Percentage.

         Notwithstanding the foregoing, if on any Distribution Date, the percentage, the numerator of which is the aggregate Current Principal Amount of the Group II Senior Certificates immediately preceding such Distribution Date, and the denominator of which is the sum of (i) the aggregate Scheduled Principal Balance of the Group II Mortgage Loans as of the beginning of the related Due Period and (ii) the amount on deposit in the Group II Pre-Funding Account as of such Distribution Date, exceeds such percentage as of the Cut-off Date, then the Senior Prepayment Percentage with respect to the Group I Senior Certificates (other than the Residual Certificates) and the Group II Senior Certificates for such Distribution Date will equal 100%.

         Group I Subordinate Percentage: With respect to the Group I Mortgage Loans, on any Distribution Date, 100% minus the Group I Senior Percentage.

         Group II Subordinate Percentage: With respect to the Group II Mortgage Loans, on any Distribution Date, 100% minus the Group II Senior Percentage.

         Group I Subordinate Prepayment Percentage: For the Subordinate Certificates and with respect to Loan Group I, on any Distribution Date, 100% minus the Group I Senior Prepayment Percentage, except that on any Distribution Date after the aggregate Current Principal Amount of the Group I Senior Certificates (other than the Residual Certificates) has been reduced to zero, the Group I Subordinate Prepayment Percentage for the Subordinate Certificates with respect to Loan Group I will equal 100%.

         Group II Subordinate Prepayment Percentage: For the Subordinate Certificates and with respect to Loan Group II, on any Distribution Date, 100% minus the Group II Senior Prepayment Percentage, except that on any Distribution Date after the Current Principal Amount of the Group II Senior Certificates has been reduced to zero, the Group II Subordinate Prepayment Percentage for the Subordinate Certificates with respect to Loan Group II will equal 100%.

         Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

         Home Capital:  Home Capital Funding and its successor in interest.

         Indemnified Persons: The Trustee, the Master Servicer, the Custodian and the Securities Administrator and their respective officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

         Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Depositor or the Master Servicer and of any Affiliate of the Depositor or the Master Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or any Affiliate of the Depositor or the Master Servicer and (c) is not connected with the Depositor or the Master Servicer or any Affiliate of the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Index: The index, if any, specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

         Individual Certificate: Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

         Initial Certification: The certification substantially in the form of Exhibit One to the Custodial Agreement.

         Initial Mortgage Loan: A mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule attached hereto as Exhibit B, including a mortgage loan the property securing which has become an REO Property.

         Institutional Accredited Investor: Any Person meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

         Insurance Policy: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy or title insurance policy.

         Insurance Proceeds: Amounts paid by the insurer under any Primary Mortgage Insurance Policy or Insurance Policy covering any Mortgage Loan or Mortgaged Property, other than amounts required to be paid over to the related Mortgagor pursuant to law or the related Mortgage Note or Security Instrument, and other than amounts used to repair or restore the related Mortgaged Property or to reimburse insured expenses, including the related Servicer's costs and expenses incurred in connection with presenting claims under the related Insurance Policies.

         Interest Accrual Period: With respect to each Distribution Date, for each Class of Class X Certificates, the calendar month preceding the month in which such Distribution Date occurs. With respect to each Distribution Date and the Adjustable Rate Certificates, the period commencing on the Distribution Date of the preceding calendar month (or in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the related Distribution Date. The Residual Certificates shall not bear interest.

         Interest Adjustment Date: With respect to a Mortgage Loan, the date, if any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

         Interest Coverage Account: The Group I Interest Coverage Account or the Group II Interest Coverage Account, as applicable.

         Interest Determination Date: With respect to each Distribution Date and the Adjustable Rate Certificates, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                  (a) Partial Principal Prepayments received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

                  (b) Principal Prepayments in full received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment; and

                  (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act or similar state laws.

         Interim Certification: The certification substantially in the form of Exhibit Two to the Custodial Agreement.

         Investment Letter: The letter to be furnished by each Institutional Accredited Investor which purchases any of the Private Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

         Just Mortgage:  Just Mortgage, Inc. and its successor in interest.

         Lender-Paid PMI Rate: With respect to any Mortgage Loan covered by a lender-paid Primary Mortgage Insurance Policy, the premium to be paid by the applicable Servicer out of interest collections on the related Mortgage Loan, as stated in the related Mortgage Loan Schedule.

         LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR Business Day: A day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

         Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the related Servicer has certified (in accordance with Section 3.07) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

         Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the related Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

         Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the related Servicer or the Master Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgaged Property, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with the liquidation of a Mortgage Loan.

         Liquidation Proceeds: Amounts received by the related Servicer in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise.

         Loan Group:  Loan Group I or Loan Group II, as applicable.

         Loan Group I: The group of Mortgage Loans designated as belonging to Loan Group I on the related Mortgage Loan Schedule.

         Loan Group II: The group of Mortgage Loans designated as belonging to Loan Group II on the related Mortgage Loan Schedule.

         Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at origination and the denominator of which is the Original Value of the related Mortgaged Property.

         Loss Allocation Limitation: The meaning specified in Section 6.02(c) hereof.

         Loss and Delinquency Test: On any Distribution Date, the Loss and Delinquency Test is satisfied if, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Current Principal Amount of the Subordinate Certificates, does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2015 and July 2016, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2016 and July 2017,
(c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2017 and July 2018, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including August 2018 and July 2019, and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs on or after August 25, 2019.

         Loss Severity Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the amount of Realized Losses incurred on a Mortgage Loan and the denominator of which is the Scheduled Principal Balance of such Mortgage Loan immediately prior to the liquidation of such Mortgage Loan.

         Lost Notes: The original Mortgage Notes that have been lost, as indicated on the applicable Mortgage Loan Schedule.

         Margin: With respect to the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class II-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially 0.310%, 0.360%, 0.430%, 0.310%, 0.360%,
0.430%, 0.530%, 0.580%, 0.630%, 0.750%, 0.770%, 0.820%, 1.400%, 1.550%, 2.100%,
2.150%, 2.150% and 2.150%, respectively, per annum, and starting on the first Distribution Date after the first possible Optional Termination Date and on each Distribution Date thereafter, 0.620%, 0.720%, 0.860%, 0.620%, 0.720%, 0.860%,
0.795%, 0.870%, 0.945%, 1.125%, 1.155%, 1.230%, 2.100%, 2.325%, 3.150%, 3.225%,
3.225% and 3.225%, respectively, per annum.

         Master Servicer: As of the Closing Date, Wells Fargo Bank, National Association and, thereafter, its respective successors in interest who meet the qualifications of a successor Master Servicer as set forth in this Agreement.

         Master Servicer Certification: A written certification covering servicing of the Mortgage Loans by all Servicers and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time, provided that if after the Closing Date
(a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superceded by any subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer and the Depositor following a negotiation in good faith to determine how to comply with any such new requirements.

         Master Servicing Compensation:  The meaning specified in Section 3.14.

         Master Servicing Fee: The meaning specified in Section 3.14.

         Master Servicing Fee Rate:  For each Mortgage Loan, 0.005% per annum.

         Maximum Lifetime Mortgage Rate: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the related Mortgage Loan Schedule, that is the maximum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         Metrocities:  Metrocities Mortgage LLC and its successor in interest.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

         MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

         Millennium: American Mortgage Express Financial doing business as Millennium Funding Group and its successor in interest.

         MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         Minimum Lifetime Mortgage Rate: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the related Mortgage Loan Schedule, that is the minimum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof, or as nominee for any subsequent assignee of the originator pursuant to an assignment of mortgage to MERS.

         Monthly Advance: The aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the Mortgage Loans serviced by the related Servicer and that were delinquent on the related Due Date (other than shortfalls in interest due to the application of the Relief Act or similar state law).

         Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note, or in the case of an REO Property, would otherwise have been payable under the related Mortgage Note.

         Moody's: Moody's Investors Service, Inc. and its successor in interest.

         Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the related Subsequent Mortgage Loan Purchase Agreement, as the case may be.

         Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the related Mortgage Loan Schedule.

         Mortgage Loan: An Initial Mortgage Loan or a Subsequent Mortgage Loan, as the case may be. Any Mortgage Loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by the applicable Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of a representation or warranty with respect thereto, shall continue to be a Mortgage Loan hereunder until the Repurchase Price with respect thereto has been paid to the Trust Fund.

         Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of July 29, 2005, between EMC, as seller, and Structured Asset Mortgage Investments II Inc., as purchaser, and all amendments thereof and supplements thereto, attached hereto as Exhibit J.

         Mortgage Loan Schedule: The schedule attached hereto as Exhibit B with respect to the Initial Mortgage Loans, and the schedule attached as Exhibit I to the related Subsequent Transfer Instrument with respect to the related Subsequent Mortgage Loans, each as amended from time to time to reflect the repurchase or substitution of Mortgage Loans or the addition of Subsequent Mortgage Loans pursuant to this Agreement, the Mortgage Loan Purchase Agreement or a Subsequent Mortgage Loan Purchase Agreement, as the case may be.

         Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

         Mortgage Store: The Mortgage Store Financial, Inc. and its successor in interest.

         Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Deferred Interest: On any Distribution Date, Deferred Interest on the related Mortgage Loans during the related Due Period net of Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and Scheduled Principal, in that order, included in the related Available Funds for such Distribution Date and available to be distributed on the related Certificates on that Distribution Date.

         Net Interest Shortfall: With respect to any Distribution Date, Prepayment Interest Shortfalls, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

         Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the related Servicer in accordance with the related Servicing Agreement or this Agreement, (ii) unreimbursed advances by the related Servicer and Monthly Advances made with respect to such Mortgage Loan and the related Mortgaged Property, and (iii) any other amounts payable to the related Servicer under the related Servicing Agreement.

         Net Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate (to the extent applicable, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis) less the related Servicing Fee Rate, the Master Servicing Fee Rate and the Lender-Paid PMI Rate, if any, attributable thereto, in each case expressed as a per annum rate.

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

         Net Rate Cap: The weighted average of the Net Rates of the related Mortgage Loans (to the extent applicable, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

         Nonrecoverable Advance: Any advance or Monthly Advance (i) which was previously made or is proposed to be made by the Master Servicer, the Trustee (as successor Master Servicer) or the related Servicer and (ii) which, in the good faith judgment of the Master Servicer, the Trustee or the related Servicer, as the case may be, will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer, the Trustee (as successor Master Servicer) or the related Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made or is proposed to be made.

         Notional Amount: On any Distribution Date, the Notional Amount of the Class X-1 Certificates is equal to the sum of the aggregate Current Principal Amount of the Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates and the Current Principal Amount of the principal component of the Class X-1 Certificates, the Notional Amount of the Class X-2 Certificates is equal to the sum of the aggregate Current Principal Amount of the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates and the Current Principal Amount of the principal component of the Class X-2 Certificates, and the Notional Amount of the Class M-X Certificates is equal to the sum of the aggregate Current Principal Amount of the Class M Certificates and the Class B Certificates and the Current Principal Amount of the principal component of the Class M-X Certificates (in each case, before taking into account the payment of principal on such Classes of Certificates (or, in the case of the related Class of Class X Certificates, the payment of principal on the principal component of such Class of Certificates) on such Distribution Date).

         Offered Certificate: Any Senior Certificate or any Offered Subordinate Certificate.

         Offered Subordinate Certificates: The Class M-X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Master Servicer or the Depositor, as applicable, and delivered to the Trustee, as required by this Agreement.

         One-Month LIBOR: A per annum rate equal to the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and most recently available as of the time specified in the related Mortgage Note.

         One-Year MTA: A per annum rate equal to the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)," determined by averaging the monthly yields for the most recently available twelve months.

         Opinion of Counsel: A written opinion of counsel who is or are acceptable to each addressee of such opinion and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for EMC, the Master Servicer or the Depositor.

         Optional Termination Date: Any Distribution Date on or after which the Scheduled Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is equal to 10% or less of the sum of (i) the Cut-off Date Balance, (ii) the Group I Pre-Funded Amount and (iii) the Group II Pre-Funded Amount.

         Original Subordinate Principal Balance: The aggregate Current Principal Amount of the Subordinate Certificates as of the Closing Date.

         Original Value: The lesser of (i) the Appraised Value or (ii) the sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except if either clause (i) or clause (ii) is unavailable, then the other may be used to determine the Original Value, or if both clauses (i) and (ii) are unavailable, then Original Value may be determined from other sources reasonably acceptable to the Depositor.

         Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan with a Scheduled Principal Balance greater than zero which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

         Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net Liquidation Proceeds with respect thereto to the extent applied to principal.

         Pass-Through Rate: As to each Class of Certificates (other than the Residual Certificates) and the REMIC I Regular Interests and the REMIC II Regular Interests, the rate of interest determined as provided with respect thereto, in Section 5.01(c). The Residual Certificates do not have a Pass-Through Rate and shall not bear interest.

         Paying Agent: The Securities Administrator or any successor paying agent appointed hereunder.

         Periodic Rate Cap: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the related Mortgage Loan Schedule, that is the maximum adjustment that can be made to the Mortgage Interest Rate on each Interest Adjustment Date in accordance with its terms, regardless of changes in the applicable Index.

         Permitted Investments: Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the Certificateholders:

                  (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the

         United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (a) demand or time deposits, federal funds or bankers' acceptances (which shall each have a maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee or the Master Servicer or its Affiliates acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Trustee holds the security therefor; provided that such repurchase obligations shall have a remaining maturity of not more than 365 days;

                  (iv) securities bearing interest or sold at a discount issued by any corporation (including the Trustee or the Master Servicer or its Affiliates) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment; provided, that such commercial paper shall have a remaining maturity of not more than 365 days;

                  (vi) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

                  (vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

                  (viii) interests in any money market fund (including any such fund managed or advised by the Trustee or the Master Servicer or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency rating such funds or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par; provided, further, that, if rated, any such obligation or security shall not have an "r" highlighter affixed to its rating.

         Permitted Transferee: Any Person other than a Disqualified Organization or an "electing large partnership" (as defined by Section 775 of the Code).

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Physical Certificates: The Residual Certificates and the Private Certificates.

         Platinum Capital: Platinum Capital Group and its successor in interest.

         Pre-Funding Period: The period from the Closing Date until the earliest of (i) the date on which the amounts on deposit in the Group I Pre-Funding Account and the Group II Pre-Funding Account (exclusive of investment income) is reduced to zero or (ii) October 28, 2005.

         Pre-Funding Reserve Account: The Group I Pre-Funding Reserve Account or the Group II Pre-Funding Reserve Account, as applicable.

         Prepayment Charge: With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

         Prepayment Interest Shortfalls: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Prepayment Period, the amount, if any, by which (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment, or, in the case of a partial Principal Prepayment, on the amount of such prepayment, exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment less the sum of (a) any Prepayment Charges relating to such Mortgage Loan and (b) the related Servicing Fee.

         Prepayment Period: As to any Distribution Date and (i) the Mortgage Loans serviced by each Servicer, other than the EMC Servicer, the prepayment period specified in the related Servicing Agreement and (ii) the Mortgage Loans serviced by the EMC Servicer, the period from the sixteenth day of the calendar month preceding the calendar month in which such Distribution Date occurs through the close of business on the fifteenth day of the calendar month in which such Distribution Date occurs.

         Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, if any, or any replacement policy therefor through the related Interest Accrual Period for such Class relating to a Distribution Date.

         Principal Prepayment: Any payment (whether partial or full) or other recovery of (or proceeds with respect to) principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds received at the time a Mortgage Loan becomes a Liquidated Mortgage Loan.

         Private Certificates: Any Class B-4, Class B-5 or Class B-6
Certificate.

         Projected Principal Balance: For each specified Distribution Date, as set forth on Schedule A to this Agreement.

         Prospectus: The Prospectus, dated December 20, 2004, relating to the offering of the Offered Certificates.

         Prospectus Supplement: The Prospectus Supplement, dated July 27, 2005, relating to the offering of the Offered Certificates.

         Protected Account: An account or accounts established and maintained for the benefit of Certificateholders by each Servicer with respect to the related Mortgage Loans and with respect to REO Property serviced by such Servicer pursuant to the related Servicing Agreement, and which is an Eligible Account.

         QIB: A Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act.

         Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as its claims-paying ability is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

         Rating Agencies: Each of S&P and Moody's. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

         Realized Loss: With respect to (i) a Mortgage Loan, a Bankruptcy Loss, and (ii) a Liquidated Mortgage Loan, an amount (not less than zero nor greater than the Scheduled Principal Balance of such Mortgage Loan) equal to (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan and the related Mortgaged Property that are allocated to principal. In addition, to the extent the Paying Agent receives from the related Servicer Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Current Principal Amount of any Class or Classes of Certificates (other than the Residual Certificates) on any Distribution Date. As to any Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, then "Realized Loss" is the difference between the principal balance of such Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of such Mortgage Loan as reduced by the Deficient Valuation.

         Record Date: With respect to each Distribution Date and each Class of Class X Certificates, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and the Adjustable Rate Certificates, the 24th day of the month of such Distribution Date. With respect to the Residual Certificates, the Closing Date.

         Reinvestment Agreements: One or more reinvestment agreements, acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

         Relief Act: The Servicemembers' Civil Relief Act or similar state law.

         Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act or similar state laws.

         REMIC: A real estate mortgage investment conduit, as defined in the Code.

         REMIC I: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) all of the Depositor's right, title and interest in and to the Mortgage Loans, the related Mortgage Notes, Mortgages and other related documents, including all interest and principal due after the Cut-off Date with respect to the Group I Initial Mortgage Loans and the Group II Initial Mortgage Loans, and including all interest and principal due after the related Subsequent Cut-off Date with respect to the Group I Subsequent Mortgage Loans and the Group II Subsequent Mortgage Loans, but excluding any payments of principal or interest due on or prior to the Cut-off Date with respect to the Group I Initial Mortgage Loans and the Group II

Initial Mortgage Loans, and excluding any payments of principal or interest due on or prior to the related Subsequent Cut-off Date with respect to the Group I Subsequent Mortgage Loans and the Group II Subsequent Mortgage Loans, as the case may be, (ii) such assets relating to the Mortgage Loans as from time to time may be held in the Protected Accounts, (iii) any REO Property relating to the Mortgage Loans, and any revenues received thereon, (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement and each Subsequent Mortgage Loan Purchase Agreement, (v) the rights with respect to the Servicing Agreements, to the extent assigned to the Trustee, (vi) the rights of the Depositor with respect to the Yield Maintenance Agreement and the Assignment Agreements, (vii) such funds or assets relating to the Mortgage Loans as from time to time are credited in the Distribution Account (or are required by the terms of this Agreement to be credited to the Distribution Account) and belonging to the Trust Fund (exclusive of the Group I Pre-Funding Account, the Group I Interest Coverage Account, the Group II Pre-Funding Account, the Group II Interest Coverage Account, the Group I Senior Carryover Shortfall Reserve Fund, the Group II Senior Carryover Shortfall Reserve Fund, the Subordinate Carryover Shortfall Reserve Fund, the Class I-A Supplemental Fund, the Class II-A Supplemental Fund and the Yield Maintenance Account), (viii) the rights of the Trustee under all insurance policies required to be maintained pursuant to this Agreement, and any amounts paid or payable by the related insurer under any such insurance policy (to the extent the related mortgagee has a claim thereto), and (ix) any proceeds of the foregoing.

         REMIC I Interests: The REMIC I Regular Interests and the Class R-I Certificates.

         REMIC I Regular Interests: The REMIC I Regular Interests, with such terms as described in Section 5.01(c).

         REMIC I Subordinated Balance Ratio: The ratio among the Uncertificated Principal Balances of each of the REMIC I Regular Interests ending with the designation "A", equal to the ratio between, with respect to each such REMIC I Regular Interest, the excess of (x) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group over (y) the aggregate Current Principal Amount of the Senior Certificates (other than the Residual Certificates) in the related Certificate Group.

         REMIC II: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC I Regular Interests.

         REMIC II Interests: The REMIC II Regular Interests and the Class R-II Certificates.

         REMIC II Regular Interests: The REMIC II Regular Interests, with such terms as described in Section 5.01(c).

         REMIC III: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC II Regular Interests.

         REMIC III Interests: The REMIC III Regular Certificates and the Class R-III Certificates.

         REMIC III Regular Certificates: The REMIC III Regular Interests, with such terms as described in Section 5.01(c).

         REMIC Opinion: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any REMIC or (iii) constitute a taxable contribution to any REMIC after the Startup Day.

         REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: A Mortgaged Property acquired in the name of the Trustee, for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required or permitted to be repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement, the related Subsequent Mortgage Loan Purchase Agreement or Article II or Section 3.21 of this Agreement, an amount equal to the sum of (i) (A) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of the acquisition), plus (B) accrued but unpaid interest on the Outstanding Principal Balance of such Mortgage Loan at the related Mortgage Interest Rate from the date through which interest was last paid on such Mortgage Loan by the related Mortgagor or advanced with respect to such Mortgage Loan to the first day of the month in which such amount is to be distributed, through and including the last day of the month of repurchase, and reduced by (C) any portion of the Master Servicing Compensation, Servicing Fee and Monthly Advances relating to such Mortgage Loan and advances payable to the purchaser of such Mortgage Loan, and
(ii) any costs and damages incurred by the Trust and the Trustee in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws.

         Repurchase Proceeds: The Repurchase Price in connection with any repurchase of a Mortgage Loan by the Seller or any cash deposit in connection with the substitution of a Mortgage Loan.

         Request for Release: A request for release in the form attached hereto as Exhibit D.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement or the related Servicing Agreement with respect to such Mortgage Loan.

         Residual Certificates:  Any of the Class R Certificates.

         Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and any other officer of the Trustee to whom a matter arising hereunder may be referred.

         Rule 144A: Rule 144A promulgated under the Securities Act.

         Rule 144A Certificate: The certificate to be furnished by each purchaser of a Private Certificate (which is also a Physical Certificate) which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

         Scheduled Payment: With respect to any Mortgage Loan and any Due Period, the scheduled payment or payments of principal and interest due during such Due Period on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

         Scheduled Principal:  The principal portion of any Scheduled Payment.

         Scheduled Principal Balance: With respect to any Mortgage Loan or related REO Property on any Distribution Date, the principal balance thereof as of the Cut-off Date (with respect to the Group I Initial Mortgage Loans and the Group II Initial Mortgage Loans) or as of the related Subsequent Cut-off Date (with respect to the Group I Subsequent Mortgage Loans and the Group II Subsequent Mortgage Loans), as the case may be, plus any Deferred Interest that is added to the Outstanding Principal Balance of such Mortgage Loan, and minus the sum of (1) the principal portion of the scheduled Monthly Payments due from Mortgagors with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date, irrespective of any delinquency in its payment, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (with respect to the Group I Initial Mortgage Loans and the Group II Initial Mortgage Loans) or as of the related Subsequent Cut-off Date (with respect to the Group I Subsequent Mortgage Loans and the Group II Subsequent Mortgage Loans), as the case may be (other than a Deficient Valuation) or any moratorium or similar waiver or grace period), (2) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Net Liquidation Proceeds relating to such Mortgage Loan, to the extent applied by the related Servicer as recoveries of principal in accordance with this Agreement or the related Servicing Agreement, that were received by the related Servicer as of the close of business on the last day of the Prepayment Period related to such Distribution Date and (3) any Realized Loss thereon incurred prior to or during the related Prepayment Period; provided that the Scheduled Principal Balance of any Liquidated Mortgage Loan is zero.

         Securities Act:  The Securities Act of 1933, as amended.

         Securities Administrator: Wells Fargo Bank, National Association, and its successor in interest, and any successor securities administrator appointed as herein provided.

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

         Securities Legend: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED [in the case of a Residual Certificate or a Private Certificate] UNLESS THE OPINION OF COUNSEL REQUIRED BY SECTION 5.07 OF THE POOLING AND SERVICING AGREEMENT IS PROVIDED [in the case of the Class B-4, Class B-5 and Class B-6 Certificates]:, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, ANY SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A

REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR."

         Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         Seller: EMC Mortgage Corporation, as seller under the Mortgage Loan Purchase Agreement and each Subsequent Mortgage Loan Purchase Agreement.

         Senior Certificates: The Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates, the Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates, the Class X-1 Certificates, the Class X-2 Certificates and the Residual Certificates.

         Senior Percentage: The Group I Senior Percentage or the Group II Senior Percentage.

         Senior Prepayment Percentage: The Group I Senior Prepayment Percentage or the Group II Senior Prepayment Percentage.

         Senior Optimal Principal Amount: The Group I Senior Optimal Principal Amount or the Group II Senior Optimal Principal Amount.

         Servicer: With respect to each Mortgage Loan, any of EverHome, EMC Mortgage and Countrywide Servicing, as set forth in the related Mortgage Loan Schedule.

         Servicer Remittance Date: With respect to each Mortgage Loan serviced by the EMC Servicer, the 24th day of each month, or if such day is not a Business Day, then the preceding Business Day. With respect to each Mortgage Loan serviced by EverHome, the 18th day of each month, or if such day is not a Business Day, then the preceding Business Day. With respect to each Mortgage Loan serviced by Countrywide Servicing, the 18th day of each month, or if such day is not a Business Day, then the following Business Day.

         Servicing Agreement(s): The EverHome Subservicing Agreement, the Countrywide Servicing Agreement and the EMC Servicing Agreement, as applicable.

         Servicing Fee: As to any Mortgage Loan and a Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs and (ii) the applicable Servicing Fee Rate, or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Servicing Fee Rate on the Scheduled Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

         Servicing Fee Rate: As to any Mortgage Loan, a per annum rate (including, as applicable, any additional servicing fees) as set forth in the related Mortgage Loan Schedule.

         Servicing Officer:  As defined in the related Servicing Agreement.

         SouthStar:  SouthStar Funding LLC and its successor in interest.

         Startup Day:  July 29, 2005.

         Strike Price: With respect to the Yield Maintenance Agreement, for the respective Distribution Dates occurring during the term of such Agreement, as set forth on Schedule A hereto.

         Subordinate Carryover Shortfall: With respect to the Subordinate Certificates (other than the Class M-X Certificates) and any Distribution Date for which the respective Pass-Through Rate for such Certificates is equal to the weighted average of the Net Rates on the Mortgage Loans, the excess, if any, of
(x) Accrued Certificate Interest on the Subordinate Certificates (other than the Class M-X Certificates) for such Distribution Date, using the lesser of a per annum rate of (a) One-Month LIBOR plus the related Margin, as calculated for such Distribution Date, and (b) 10.50%, over (y) Accrued Certificate Interest on the Subordinate Certificates (other than the Class M-X Certificates) for such Distribution Date at the weighted average of the Net Rates on the Mortgage Loans.

         Subordinate Carryover Shortfall Amount: With respect to the Subordinate Certificates (other than the Class M-X Certificates) and each Distribution Date, the sum of (a) the aggregate amount of Subordinate Carryover Shortfall for such Classes of Certificates on such Distribution Date which is not covered on such Distribution Date by payments made thereon from the Subordinate Carryover Shortfall Reserve Fund, plus (b) any Subordinate Carryover Shortfall Amount for such Classes of Certificates remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period) at a per annum rate equal to the lesser of (i) One-Month LIBOR plus the related Margin, as calculated for such Distribution Date, and (ii) 10.50%.

         Subordinate Carryover Shortfall Reserve Fund: An "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class M-X Certificates, and which is established and maintained pursuant to Section 4.06.

         Subordinate Certificate Writedown Amount: With respect to the Subordinate Certificates, the amount by which (a) the sum of the aggregate Current Principal Amount of all of the Certificates other than the Residual Certificates (after giving effect to the distribution of principal collections on the Mortgage Loans and the allocation of applicable Realized Losses on the Mortgage Loans on a pro rata basis in reduction of the respective Current Principal Amount of such Certificates on such Distribution Date) exceeds (b) the aggregate Scheduled Principal Balance of the Mortgage Loans on the Due Date related to such Distribution Date.

         Subordinate Certificates: The Class M-X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

         Subordinate Optimal Principal Amount: With respect to the Subordinate Certificates and each Distribution Date will be an amount equal to the sum, without duplication, of the following from each Loan Group (after giving effect to the application of such amounts to cover Deferred

Interest on the related Mortgage Loans, but in no event greater than the aggregate Current Principal Amount of the Subordinate Certificates immediately prior to such Distribution Date):

                  (1) the applicable Subordinate Percentage of the principal portion of all Monthly Payments due on each Mortgage Loan in the related Loan Group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (2) the applicable Subordinate Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was the subject of a prepayment in full received by the Master Servicer during the applicable Prepayment Period;

                  (3) the applicable Subordinate Prepayment Percentage of all partial prepayments of principal received by the Master Servicer during the applicable Prepayment Period for each Mortgage Loan in the related Loan Group;

                  (4) the excess, if any, of (a) the Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan during the related Prepayment Period and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related Loan Group during the related Due Period over (b) the sum of the amounts distributable to the holders of the related Senior Certificates on such Distribution Date pursuant to clause (4) of the definition of "Senior Optimal Principal Amount";

                  (5) the applicable Subordinate Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan or related REO Property in the related Loan Group which was repurchased by the Seller in connection with such Distribution Date and (b) the amount, if any, by which the Scheduled Principal Balance of a Mortgage Loan in the related Loan Group that has been replaced by the Seller with a substitute Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the related Subsequent Mortgage Loan Purchase Agreement, as the case may be, in connection with such Distribution Date exceeds the Scheduled Principal Balance of such substitute Mortgage Loan; and

                  (6) on the Distribution Date on which the Current Principal Amount of each of the related Senior Certificates (other than the Residual Certificates) has been reduced to zero, 100% of any applicable Senior Optimal Principal Amount.

         After the aggregate Current Principal Amount of the Subordinate Certificates has been reduced to zero, the Subordinate Optimal Principal Amount will be zero.

         Subordinate Percentage: As of any Distribution Date and with respect to any Loan Group, 100% minus the related Senior Percentage for the Senior Certificates (other than the Residual Certificates) related to such Loan Group. The initial Subordinate Percentage for each Loan Group is equal to 8.45%.

         Subordinate Prepayment Percentage: For the Subordinate Certificates and as of any Distribution Date and with respect to each Loan Group related to the Mortgage Loans, will equal 100% minus the related Senior Prepayment Percentage for the Senior Certificates (other than the Residual Certificates) related to such Loan Group, except that on any Distribution Date after the Current Principal Amount of each Class of Senior Certificates (other than the Residual Certificates) has been reduced to zero, the Subordinate Prepayment Percentage for the Subordinate Certificates with respect to each Loan Group related to the Mortgage Loans will equal 100%.

         Subsequent Cut-off Date: With respect to those Subsequent Mortgage Loans sold to the Trust Fund pursuant to a Subsequent Transfer Instrument, the later of (i) the first day of the month in which the related Subsequent Transfer Date occurs or (ii) the date of origination of such Mortgage Loan.

         Subsequent Mortgage Loan Purchase Agreement: The agreement(s) between EMC, as seller, and Structured Asset Mortgage Investments II Inc., as purchaser, and all amendments thereof and supplements thereto, regarding the transfer of Subsequent Mortgage Loans by EMC to Structured Asset Mortgage Investments II Inc.

         Subsequent Mortgage Loans: The Group I Subsequent Mortgage Loans and Group II Subsequent Mortgage Loans which will be acquired by the Trust during the Pre-Funding Period with amounts on deposit in the Group I Pre-Funding Account and the Group II Pre-Funding Account, respectively, which Mortgage Loans will be held as part of the Trust Fund.

         Subsequent Recoveries: As of any Distribution Date, amounts received during the related Due Period by the related Servicer or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the Seller) specifically related to a Liquidated Mortgage Loan or disposition of an REO property prior to the related Prepayment Period that result in a Realized Loss on a Mortgage Loan, after liquidation or disposition of such Mortgage Loan.

         Subsequent Transfer Date: With respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust Fund.

         Subsequent Transfer Instrument: Each Subsequent Transfer Instrument, dated as of a Subsequent Transfer Date, executed by the Trustee at the written direction of the Seller and substantially in the form attached hereto as Exhibit L, by which Subsequent Mortgage Loans are transferred to the Trust Fund.

         Substitute Mortgage Loan: A mortgage loan tendered to the Trustee pursuant to the related Servicing Agreement, the Mortgage Loan Purchase Agreement, the related Subsequent Mortgage Loan Purchase Agreement or Section
2.04 of this Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan;
(iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan;
(iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which (to the extent applicable) has a Combined Loan-to-Value Ratio not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan; (vii) which is current in payment of principal and interest as of the date of substitution; (viii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted; (ix) which has a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such Mortgage Loan, and has a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan; and (x) which is not secured by Mortgaged Property located in (A) the State of New Jersey, if such Mortgage Loan was originated on or after November 27, 2003 or (B) the State of New Mexico, if such Mortgage Loan was originated on or after January 1, 2004.

         Tax Administration and Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. The Securities Administrator or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the Tax Matters Person. The Holder of each Class of Residual Certificates shall be the Tax Matters Person for the related REMIC, as more particularly set forth in Section 9.12 hereof.

         Termination Costs: The costs and expenses related to the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of servicing with respect to the related Servicing Agreement, including, without limitation, the items set forth in Section 3.03(c).

         Termination Purchase Price:  As defined in Section 10.01.

         Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

         Trustee: JPMorgan Chase Bank, N.A., and its successor in interest, or any successor trustee appointed as herein provided.

         Uncertificated Principal Balance: With respect to any REMIC I Regular Interest or REMIC II Regular Interest as of any Distribution Date, the initial principal amount of such Regular Interest, reduced by (i) all amounts distributed on previous Distribution Dates on such Regular Interest with respect to principal, (ii) the principal portion of all Realized Losses on the Mortgage Loans allocated prior to such Distribution Date to such Regular Interest, taking account of the Loss Allocation Limitation and (iii) in the case of a REMIC II Regular Interest for which the Corresponding Certificate is a Subordinate Certificate, such Regular Interest's pro rata share, if any, of the applicable Subordinate Certificate Writedown Amount allocated to such Corresponding Certificate for previous Distribution Dates.

         Underlying Seller: With respect to each Mortgage Loan, Century Lending, GreenPoint, Metrocities, First Horizon, Mortgage Store, Platinum Capital, WinStar, Home Capital, Just Mortgage, Millennium, Countrywide Home Loans or SouthStar, as indicated on the related Mortgage Loan Schedule.

         Uninsured Cause: Any cause of damage to a Mortgaged Property or related REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to the related Servicing Agreement, without regard to whether or not such policy is maintained.

         United States Person: A citizen or individual resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that, for purposes solely of the Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership, either directly or through any entity that is not a corporation for United States federal income tax purposes, are United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more such United States Persons have the authority to control all substantial decisions of such trust or if the Trust was in existence on August 20, 1996 and properly elected to continue to be treated as such a United States Person.

         WinStar: WinStar Mortgage Partners, Inc., formerly known as Summit Mortgage Partners, Inc., and its successor in interest.

         Yield Maintenance Account: The account to be established and maintained pursuant to the Yield Maintenance Agreement, which account will be an asset of the Trust but not of any REMIC.

         Yield Maintenance Agreement: The Interest Rate Corridor Letter Agreement, dated July 29, 2005, entered into by the Yield Maintenance Provider and the Trustee on behalf of the Trust and relating to the Class A, Class M and Class B Certificates.

         Yield Maintenance Payment: An amount equal to the result of multiplying
(A) the actual number of days in the applicable Interest Accrual Period divided by 360 by (B) the product of (i) the per annum rate equal to the excess of (x) the lesser of then-current One-Month LIBOR and 10.50% over (y) the applicable Strike Price and (ii) an amount equal to the lesser of the principal balance of the applicable Class of Certificates and the Projected Principal Balance for such Class of Certificates for such Distribution Date.

         Yield Maintenance Provider: Wells Fargo Bank, National Association.

         Section 1.02 Calculation of LIBOR. LIBOR applicable to the calculation of the Pass-Through Rate on the Adjustable Rate Certificates for any Interest Accrual Period will be determined on each Interest Determination Date. On each Interest Determination Date, LIBOR shall be established by the Securities Administrator and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such Interest Determination Date. "Telerate Screen

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

Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Securities Administrator) as of 11:00 a.m., London time, on the Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Current Principal Amounts of the Adjustable Rate Certificates, then outstanding. The Securities Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the nearest whole multiple of 0.03125%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Current Principal Amounts of the Adjustable Rate Certificates, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Securities Administrator shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Securities Administrator on any Interest Determination Date and the Securities Administrator's subsequent calculation of the Pass-Through Rate applicable to the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. Promptly following each Interest Determination Date, the Securities Administrator shall supply the Master Servicer with the results of its determination of LIBOR on such date.

                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01      Conveyance of Mortgage Loans to Trustee.

         (a) The Depositor, concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the applicable Mortgage Loan Schedule, and the related Mortgage Notes, mortgages and other related documents, including all interest and principal due with respect to the Initial Mortgage Loans after the Cut-off Date and all interest and principal due with respect to the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, as the case may be, but excluding any payments of principal and interest due on or prior to the Cut-off Date with respect to the Initial Mortgage Loans, and excluding any principal and interest due on or prior to the related Subsequent Cut-off Date with respect to the applicable Subsequent Mortgage Loans, as the case may be, (ii) such assets relating to the Mortgage Loans as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Distribution Account, the Group I Pre-Funding Account, the Group I Interest Coverage Account, the Group II Pre-Funding Account and the Group II Interest Coverage Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the related Servicer in Protected Accounts and the Paying Agent in the Group I Senior Carryover Shortfall Reserve Fund, the Group II Senior Carryover Shortfall Reserve Fund, the Subordinate Carryover Shortfall Reserve Fund, the Class I-A Supplemental Fund, the Class II-A Supplemental Fund, the Yield Maintenance Account and the Distribution Account for the benefit of the Paying Agent on behalf of the Certificateholders, (iv) any REO Property, and any revenues received thereon, (v) the Required Insurance Policies and any amounts paid or payable by the related insurer under any Insurance Policy (to the extent the related mortgagee has a claim thereto), (vi) the Mortgage Loan Purchase Agreement and each Subsequent Mortgage Loan Purchase Agreement to the extent provided in Subsection 2.03(a), (vii) the rights with respect to the Servicing Agreements as assigned to the Trustee on behalf of the Certificateholders by the Assignment Agreements, (viii) the rights of the Depositor with respect to the Yield Maintenance Agreement, and (ix) any proceeds of the foregoing. Although it is the intent of the parties to this Agreement that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

         (b) In connection with the above sale, transfer and assignment, the Depositor hereby deposits with the Trustee, or the Custodian, as its agent, as described in the Mortgage Loan Purchase Agreement, with respect to each Initial Mortgage Loan, and as described in the related Subsequent Mortgage Loan Purchase Agreement, with respect to each Subsequent Mortgage Loan, (i) the original Mortgage Note, including any riders thereto, endorsed without recourse (A) to the order of the Trustee, or (B) in the case of a Mortgage Loan registered on the MERS(R) System, in blank, and in each case showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit with indemnity, together with a copy of the related Mortgage Note, (ii) the original Security Instrument (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan), which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iii) unless the Mortgage Loan is registered on the MERS(R) System, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, N.A., as Trustee," with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (x) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form), (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and (vii) originals of all assumption and modification agreements, if applicable and available; provided, however, that in lieu of the foregoing, the Depositor may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver, or cause to be delivered, a true copy thereof with a certification by the Depositor, the applicable Servicer or the title company issuing the related commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (y) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor, to such effect) the Depositor may deliver, or cause to be delivered, photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related Underlying Seller and EMC Mortgage Corporation, between EMC Mortgage Corporation and the Depositor, and between the Depositor and the Trustee; and provided, further, however, that, in the case of Initial Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, and that, in the case of Subsequent Mortgage Loans which have been prepaid in full after the related Subsequent Cut-off Date and prior to the related Subsequent Transfer Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee or the Custodian, as its agent, a certification to such effect and shall deposit all amounts paid in respect of such Initial Mortgage Loans in the Distribution Account on the Closing Date or paid in respect of such Subsequent Mortgage Loans in the Distribution Account on the related Subsequent Transfer Date, as the case may be. The Depositor shall deliver such original documents (including any original documents

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

as to which certified copies had previously been delivered) to the Trustee or the Custodian, as its agent, promptly after they are received. The Depositor shall cause, at its expense, the assignment of the related Security Instrument to the Trustee to be recorded not later than 180 days after the Closing Date with respect to the Initial Mortgage Loans, and not later than 180 days after the related Subsequent Transfer Date with respect to the applicable Subsequent Mortgage Loans, as the case may be, unless (1) such recordation is not required by the Rating Agencies, (2) an Opinion of Counsel has been provided to the Trustee (with a copy to the Custodian) which states that recordation of such Security Instrument is not required to protect the interests of the Certificateholders in the related Mortgage Loans or (3) MERS is identified on the related Security Instrument or on a properly recorded assignment of such Security Instrument as mortgagee of record solely as nominee for Depositor and its successors and assigns; provided, however, that each assignment shall be submitted for recording by the Depositor in the manner described above, at no expense to the Trust or the Trustee, or the Custodian, as its agent, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Depositor, (iv) the rating of The Bear Stearns Companies Inc. falls below Baa3, (v) the occurrence of a servicing transfer as described in Section 8.02 hereof, or (vi) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Notwithstanding the foregoing, if the Depositor fails to pay the cost of recording the assignments, such expense will be paid by the Trustee and the Trustee shall be reimbursed for such expenses by the Trust in accordance with
Section 9.05.

         Section 2.02      Acceptance of Trust Fund by Trustee.

         (a) The Trustee acknowledges the sale, transfer and assignment of the Trust Fund to it by the Depositor and receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that it holds, the documents (or certified copies thereof) delivered to it pursuant to Section 2.01, and declares that it will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, with respect to the Initial Mortgage Loans, and on the related Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans, the Custodian shall acknowledge, with respect to each Mortgage Loan by an Initial Certification substantially in the form of Exhibit One to the Custodial Agreement, receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or a lost note affidavit in lieu thereof. No later than 90 days after the Closing Date (or, with respect to the related Subsequent Mortgage Loans, no later than 90 days after the related Subsequent Transfer Date, or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof), the Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed by the Custodian on its behalf (under the Custodial Agreement), each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Depositor and the Trustee an Interim Certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. In conducting such review, the Trustee or Custodian will ascertain whether all required documents have been executed and received, and based on the related Mortgage Loan Schedule, whether those documents relate, determined on

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

the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the related Mortgage Loan Schedule. In performing any such review, the Trustee or the Custodian, as its agent, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Initial Mortgage Loans identified on Exhibit B, or to be unrelated to the Subsequent Mortgage Loans identified on Exhibit I to the related Subsequent Transfer Instrument, as the case may be, or to appear to be defective on its face, then the Trustee or the Custodian, as its agent, shall promptly notify the Seller. In accordance with the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans), the Seller shall correct or cure any such defect within ninety (90) days from the date of notice from the Trustee or the Custodian, as its agent, of the defect and, if the Seller fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee or the Custodian, as its agent, shall enforce the Seller's obligation pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans), to, within 90 days from the Trustee's or the Custodian's notification, provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9),
without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), any
such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date with respect to the Initial Mortgage Loans, and in no event later than 360 days after the related Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans, as applicable. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Seller within thirty days of its receipt of the original recorded document.

         (b) No later than 180 days after the Closing Date (or no later than 180 days after the related Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans, or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the Custodian thereof), the Trustee or the Custodian, as its agent, will review, for the

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

benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor and the Trustee a Final Certification substantially in the form annexed as Exhibit Three to the Custodial Agreement. In conducting such review, the Trustee or the Custodian, as its agent, will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Initial Mortgage Loans identified on Exhibit B or the related Subsequent Mortgage Loans identified on Exhibit I to the related Subsequent Transfer Instrument, as the case may be, or to appear defective on its face, the Trustee or the Custodian, as its agent, shall promptly notify the Seller (provided, however, that with respect to those documents described in subsection (b)(iv), (b)(v) and (b)(vii) of Section 2.01, the Trustee's and the Custodian's obligations shall extend only to the documents actually delivered to the Trustee or Custodian pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement, with respect to the Initial Mortgage Loans, and in accordance with the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans, the Seller shall correct or cure any such defect or EMC shall deliver to the Trustee an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Trustee of the defect and if the Seller is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, then the Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) to, within 90 days from the Trustee's or Custodian's notification, provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and
(9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2),
(4), (5), (6), (7) and (9), any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, further, however, that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date with respect to the Initial Mortgage Loans, and in no event later than 360 days after the related Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans, as applicable. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording

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

office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Seller within thirty days of its receipt of the original recorded document.

         (c) In the event that a Mortgage Loan is purchased by the Seller in accordance with Subsections 2.02(a) or (b) above, the Seller shall remit to the Paying Agent the applicable Repurchase Price for deposit in the Distribution Account and the Seller shall provide to the Master Servicer, the Paying Agent and the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Distribution Account, the Depositor shall notify the Trustee and the Trustee or the Custodian, as its agent (upon receipt of a Request for Release in the form of Exhibit D attached hereto with respect to such Mortgage Loan), shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Seller as are necessary to vest in the Seller title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Paying Agent. The Trustee shall amend the related Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor and the Trustee, to reflect such repurchase and shall promptly notify the Rating Agencies and the Master Servicer of such amendment. The obligation of the Seller to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

         Section 2.03 Assignment of Interest in the Mortgage Loan Purchase Agreement and in the Subsequent Mortgage Purchase Agreement(s).

         (a) The Depositor hereby assigns to the Trustee, on behalf of the Certificateholders, all of its right, title and interest in the Mortgage Loan Purchase Agreement (and in the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans), including but not limited to the Depositor's rights and obligations pursuant to the Servicing Agreements (noting that the Seller has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the related Mortgage Loans of the related Servicer under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The obligations of the Seller to substitute or repurchase, as applicable, a Mortgage Loan shall be the Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trustee and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement.

         (b) If the Depositor, the Securities Administrator or the Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans), which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Seller, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs

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

earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) or Section
2.04 of this Agreement, as applicable, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trustee; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) or Section 2.04 of this Agreement, as applicable, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Seller, to the extent not required by law to be paid to the related borrower.) Any such purchase by the Seller shall be made by providing an amount equal to the Repurchase Price to the Paying Agent for deposit in the Distribution Account and written notification detailing the components of such Repurchase Price to the Trustee, the Paying Agent and the Master Servicer. The Depositor shall notify the Trustee and submit to the Trustee or the Custodian, as its agent, a Request for Release in the form of Exhibit D attached hereto, and the Trustee shall release, or the Trustee shall cause the Custodian to release, to the Seller, the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Seller, without recourse, as are necessary to vest in the Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Securities Administrator. The Trustee shall amend the related Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Master Servicer and the Rating Agencies of such amendment. Enforcement of the obligation of the Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

         Section 2.04 Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Sections 2.02 or 2.03 of this Agreement, the Seller may, no later than the date by which such purchase by the Seller would otherwise be required, tender to the Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan" in the Mortgage Loan Purchase Agreement, the related Subsequent Mortgage Loan Purchase Agreement or this Agreement, as applicable; provided, however, that substitution pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Section 2.04 of this Agreement, as applicable, in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day; provided, further, that if the breach of a Mortgage Loan representation or warranty would cause such Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6),
(7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a

Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9),
then any such substitution must occur within 90 days from the date the breach was discovered. The Trustee or the Custodian, as its agent, shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in
Section 2.02(a) and the Trustee or the Custodian, as its agent, shall notify the Seller in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the fourth sentence of Subsection 2.02(a). Within two Business Days after such notification, the Seller shall provide to the Paying Agent for deposit in the Distribution Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Seller. After such notification to the Seller and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Trustee or Custodian of a Request for Release for such Mortgage Loan), the Trustee (or the Custodian, as its agent) shall release to the Seller the Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Section
2.04 of this Agreement, as applicable, and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Seller title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Section 2.04 of this Agreement, as applicable. The Seller shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) or Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date (or the related Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans) for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement (or the related Subsequent Mortgage Loan Purchase Agreement, with respect to the related Subsequent Mortgage Loans) shall be deemed to have been made by the Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee. The Securities Administrator shall amend the related Mortgage

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

Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Master Servicer, the Trustee and the Rating Agencies.

         Section 2.05 Issuance of Certificates. The Trustee acknowledges the assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, has signed, and the Certificate Registrar has countersigned and delivered to the Depositor, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Depositor has requested. The Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests and the other assets of REMIC II for the benefit of the holders of the REMIC II Interests. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and the other assets of REMIC II and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC II Certificates.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests, and the other assets of REMIC III for the benefit of the holders of the REMIC III Certificates. The Trustee acknowledges receipt of the REMIC II Regular Interests (which are uncertificated) and the other assets of REMIC III and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC III Certificates.

         Section 2.06 Representations and Warranties Concerning the Depositor. The Depositor hereby represents and warrants to the Trustee, the Master Servicer and the Securities Administrator as follows:

                  (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will, if determined adversely to the Depositor, materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (vii) immediately prior to the transfer and assignment thereof to the Trustee, each Mortgage Note and each Mortgage was not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         Section 2.07      Conveyance of the Subsequent Mortgage Loans.

         (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Paying Agent's delivery on the related Subsequent Transfer Date to or upon the written order of the Depositor of all or a portion of the balance of funds in the Group I Pre-Funding Account or the Group II Pre-Funding Account, or both, as the case may be, the Seller shall, on such Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Trust Fund (but subject to the other terms and provisions of this Agreement) all of the right, title and interest of the Seller in and to (i) the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Seller on

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such Subsequent Transfer Date, (ii) all interest accruing thereon on and after the related Subsequent Cut-off Date and all collections in respect of interest and principal due on the related Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 and the other items in the related Mortgage Files; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received on and interest accruing on such Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer to the Trustee on behalf of the Trust for deposit in the related Loan Group mortgage pool by the Seller of the Subsequent Mortgage Loans identified on such Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Trustee, the Depositor, the Securities Administrator and the Certificateholders to constitute and to be treated as a sale of such Subsequent Mortgage Loans by the Seller to the Trust Fund. The related Mortgage File for each such purchased Subsequent Mortgage Loan shall be delivered to the Trustee or the Custodian, as its agent, at least three (3) Business Days prior to the related Subsequent Transfer Date.

         The purchase price paid by the Trustee from amounts released from the related Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans so transferred (as identified on the related Mortgage Loan Schedule provided by the Seller).

         This Agreement shall constitute a fixed-price purchase contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

         (b) The Seller shall transfer to the Trustee on behalf of the Trust for deposit in the related Loan Group mortgage pool the related Subsequent Mortgage Loans and the other property and rights related thereto as described in paragraph (a) above, and the Paying Agent shall release funds from the related Pre-Funding Account only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Depositor shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule listing the related Subsequent Mortgage Loans, and the Depositor shall cause to be delivered a computer file containing such Mortgage Loan Schedule to the Trustee and the Master Servicer at least three (3) Business Days prior to the related Subsequent Transfer Date;

                  (ii) the Depositor shall have furnished to the Master Servicer, no later than three Business Days prior to the related Subsequent Transfer Date, an Assignment, Assumption and Recognition Agreement with respect to such Subsequent Mortgage Loans and the related servicer thereon, in form and substance reasonably satisfactory to the Master Servicer;

                  (iii) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, substantially in the form attached hereto as Exhibit L, the Depositor shall not be insolvent nor shall it have been rendered insolvent by such transfer, nor shall it be aware of any pending insolvency with respect to it;

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

                  (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

                  (v) the Pre-Funding Period shall not have terminated;

                  (vi) the Depositor shall not have selected the related Subsequent Mortgage Loans in a manner that it believes to be adverse to the interests of the Certificateholders; and

                  (vii) the Depositor shall have delivered to the Trustee a Subsequent Transfer Instrument confirming the satisfaction of the conditions precedent specified in this Section 2.07 and, pursuant to such Subsequent Transfer Instrument, assigned to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under the related Subsequent Mortgage Loan Purchase Agreement, to the extent of the related Subsequent Mortgage Loans.

         (c) Any conveyance of Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to certain conditions including, but not limited to, the following:

                  (i) Each such Subsequent Mortgage Loan must satisfy the representations and warranties specified with respect thereto in the related Subsequent Transfer Instrument and this Agreement;

                  (ii) The Seller will not select such Subsequent Mortgage Loans in a manner that it believes to be adverse to the interests of the Certificateholders;

                  (iii) The Depositor will deliver certain Opinions of Counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans;

                  (iv) As of the related Subsequent Cut-off Date, each such Subsequent Mortgage Loan will satisfy the following criteria:

                           (1) Such Subsequent Mortgage Loan may not be 30 or
                  more days delinquent as of the last day of the month preceding the related Subsequent Cut-off Date;

                           (2) The original term to stated maturity of such
                  Subsequent Mortgage Loan will not be less than 180 months and will not exceed 480 months;

                           (3) Each Subsequent Mortgage Loan must be a One-Month
                  LIBOR or One-Year MTA adjustable rate negative amortization Mortgage Loan with a first lien on the related Mortgaged Property;

                           (4) No Subsequent Mortgage Loan will have a first
                  payment date occurring after September 1, 2005;

                           (5) The latest maturity date of any Subsequent
                  Mortgage Loan will be no later than September 2045;

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

                           (6) The Mortgagor relating to such Subsequent
                  Mortgage Loan will have a credit score of not less than 600;

                           (7) Such Subsequent Mortgage Loan will have a Gross
                  Margin as of the related Subsequent Cut-Off Date ranging from approximately 1.500% per annum to approximately 4.500% per annum;

                           (8) Such Subsequent Mortgage Loan will have a Maximum
                  Lifetime Mortgage Rate as of the related Subsequent Cut-Off Date greater than 8.500%; and

                           (9) Such Subsequent Mortgage Loan shall have been
                  underwritten in accordance with underwriting guidelines as set forth in the Prospectus Supplement.

         (d) The Rating Agencies shall confirm in writing that the conveyance of the related Subsequent Mortgage Loans on the related Subsequent Transfer Date will not result in a downgrade of the Rating Agencies' respective ratings on the Certificates.

         (e) As of the related Subsequent Cut-off Date, the Subsequent Mortgage Loans in the aggregate will satisfy the following criteria:

                  (i) Have a weighted average Gross Margin ranging from 2.900% per annum to 3.200% per annum;

                  (ii) The related Mortgagors thereto have a weighted average credit score greater than 720;

                  (iii) Have no less than 85.00% of the related Mortgaged Properties be owner occupied;

                  (iv) Have no less than 60.00% of the related Mortgaged Properties be single family detached or planned unit developments;

                  (v) Have no more than 45.00% of the Subsequent Mortgage Loans be cash-out refinancings;

                  (vi) Have all of the Subsequent Mortgage Loans with a Loan-to-Value Ratio greater than 80.00% be covered by a Primary Mortgage Insurance Policy; and

                  (vii) Have a weighted average Maximum Lifetime Mortgage Rate greater than or equal to 10.000%.

         (f) (i) To the extent that the amounts on deposit in the Group I Pre-Funding Account have not been fully applied to the purchase of Group I Subsequent Mortgage Loans on or before October 28, 2005, such amounts remaining in such account will be transferred on such date from the Group I Pre-Funding Account to the Group I Pre-Funding Reserve Account. Such amounts will be transferred from the Group I Pre-Funding Reserve Account to the Distribution

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Account on the Distribution Date immediately following the termination of the
Pre-Funding Period, for distribution, on a pro rata basis, to the holders of the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates.

                  (ii) To the extent that the amounts on deposit in the Group II Pre-Funding Account have not been fully applied to the purchase of Group II Subsequent Mortgage Loans on or before October 28, 2005, such amounts remaining in such account will be transferred on such date from the Group II Pre-Funding Account to the Group II Pre-Funding Reserve Account. Such amounts will be transferred from the Group II Pre-Funding Reserve Account to the Distribution Account on the Distribution Date immediately following the termination of the Pre-Funding Period, for distribution, on a pro rata basis, to the holders of the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates.

         Section 2.08 Covenants of the Master Servicer and the EMC Servicer. The Master Servicer covenants to the Depositor, the Securities Administrator and the Trustee, and the EMC Servicer covenants to the Master Servicer, as follows:

                  (i) it shall comply in the performance of its obligations under this Agreement;

                  (ii) no written information, certificate of an officer, statement furnished in writing or written report prepared by the Master Servicer or the EMC Servicer, as applicable, pursuant to this Agreement and delivered, in the case of the Master Servicer, to the Securities Administrator, the Depositor, any affiliate of the Depositor or the Trustee, or, in the case of the EMC Servicer, to the Master Servicer, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading; and

                  (iii) it shall (in the case of the Master Servicer, only in its capacity as successor servicer pursuant to a Servicing Agreement) accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories, to the extent such reporting remains customary and prudent in the servicing of mortgage loans similar to the Mortgage Loans.

         Nothing in this Section shall derogate from the obligation of the Master Servicer or the EMC Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, and the failure of the Master Servicer or the EMC Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

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                                   ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01 Master Servicer. The Master Servicer shall, from and after the Closing Date, supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the related Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the related Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the related Servicer's and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 6.04, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the related Servicer to the Distribution Account pursuant to the related Servicing Agreement.

         The Trustee shall furnish each Servicer and the Master Servicer with any powers of attorney, in substantially the form attached hereto as Exhibit K, and other documents in form as provided to it necessary or appropriate to enable such Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property.

         The Trustee shall provide access to the records and documentation in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

         The Trustee shall execute and deliver to the related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain

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

a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         Section 3.02 REMIC-Related Covenants. For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Depositor, the Servicers or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion, prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement, a Subsequent Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion. In addition, the Trustee shall comply with all of the requirements of Treasury Regulation ss. 1.860F-2(a)(2), including, without limitation, the requirement that each REMIC account for items of income and ownership of assets in a manner that respects the separate existence of each REMIC.

         Section 3.03      Monitoring of Servicers.

         (a) The Master Servicer shall be responsible for reporting to the Trustee and the Depositor the compliance by the Servicers with their respective duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of such Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer's compliance with the terms of the related Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that such Servicer should be terminated in accordance with the related Servicing Agreement, or that a notice should be sent pursuant to the related Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the related Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend

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

any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to the related Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

         (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement, including any related Assignment Agreement. The Master Servicer shall enforce the obligation of each Servicer pursuant to the related Servicing Agreement to provide it with the annual officer's certificate of compliance and annual independent accountants' servicing reports, as well as back-up certifications to each Master Servicer Certification pursuant to Section 3.18.

         (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicers, if any, that it replaces.

         Section 3.04 Fidelity Bond. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The amount of coverage to be maintained by the Master Servicer with respect to the blanket fidelity bond policy shall be $50,000,000 per occurrence, and, with respect to the errors and omissions insurance policy, shall be $20,000,000 per occurrence.

         Section 3.05 Power to Act; Procedures. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not permit a Servicer to) knowingly or intentionally take any action, or fail to

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

take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC hereunder. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the related Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appear in, prosecute or defend any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the related Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or a Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, then the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

         The Trustee shall execute and deliver to the related Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable or relating to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or related Mortgage; (iii) obtaining a deficiency judgment against the related Mortgagor; or (iv) enforcing any other rights or remedies provided by a Mortgage Note or related Mortgage or otherwise available at law or equity.

         Section 3.06 Due-on-Sale Clauses; Assumption Agreements. To the extent provided in the related Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the related Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the related Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the related Servicing Agreement.

         Section 3.07      Release of Mortgage Files.

         (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the related Servicer of a notification that payment in full has been escrowed in a manner

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customary for such purposes for payment to Certificateholders on the next
Distribution Date, such Servicer will (and if such Servicer does not, then the Master Servicer may), if required under the related Servicing Agreement, promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit D hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the related Protected Account maintained by such Servicer pursuant to Section 4.01 or by such Servicer pursuant to the related Servicing Agreement have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to such Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the related Servicer, and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the related Servicer is authorized to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the related Protected Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the related Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the related Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of the related Servicer or the Master Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a Request for Release signed by a Servicing Officer substantially in the form of Exhibit D (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to such Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the related Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee when the need therefor by such Servicer or the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the related Servicer or the Master Servicer.

         (c) The Master Servicer hereby covenants that it shall not alter the codes referenced in Section 4(c) of the Mortgage Loan Purchase Agreement or in
Section 4(c) of any Subsequent Mortgage Loan Purchase Agreement, with respect to any Initial Mortgage Loan or related Subsequent Mortgage Loan (as the case may be) during the term of this Agreement, unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

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

         Section 3.08 Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

         (a) The Master Servicer shall transmit and the Servicers (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or the Servicers from time to time as are required by the terms hereof, or in the case of the Servicers, the related Servicing Agreement, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or by the related Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of such Servicer to retain its Servicing Fee and other amounts as provided in the related Servicing Agreement. The Master Servicer shall, and (to the extent provided in the related Servicing Agreement) shall cause the Servicers to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, the Securities Administrator and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and the Servicers shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the related Servicing Agreement.

         Section 3.09 Standard Hazard Insurance and Flood Insurance Policies.

         (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the related Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the related Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

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         (b) Pursuant to Section 4.01, any amounts collected by a Servicer or the Master Servicer under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the related Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Section 4.03. Any cost incurred by the Master Servicer or the related Servicer in maintaining any such insurance (if the Mortgagor defaults in its obligation to do so) shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 4.01 and 4.03.

         Section 3.10 Presentment of Claims and Collection of Proceeds. The Master Servicer shall (to the extent provided in the Servicing Agreements) cause each Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 3.11 Maintenance of the Primary Mortgage Insurance Policies.

         (a) The Master Servicer shall not take, or permit a Servicer (to the extent such action is prohibited under the related Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit a Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

         (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer or the related Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Distribution Account, subject to withdrawal pursuant to Section 4.03.

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         Section 3.12 Trustee to Retain Possession of Certain Insurance Policies
and Documents.

         The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance, if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 3.13      Realization Upon Defaulted Mortgage Loans.

         The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the related Servicing Agreement.

         Section 3.14 Compensation for the Servicers and the Master Servicer.

         The Master Servicer will be entitled to the sum of (i) the Master Servicing Fee Rate multiplied by the Scheduled Principal Balance of each related Mortgage Loan as of the Due Date in the month preceding the month in which the related Distribution Date occurs (the "Master Servicing Fee") and (ii) all income and gain realized from any investment of funds in the Distribution Account from the Servicer Remittance Date in each calendar month to the related Distribution Date (clauses (i) and (ii) collectively, the "Master Servicing Compensation"). Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (including any prepayment premium or penalty) shall be retained by the related Servicer and shall not be deposited in the related Protected Account. The Master Servicer will be entitled to retain, as additional compensation, any interest remitted by the related Servicer in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 3.15 REO Property.

         (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the Servicing Agreements, cause the related Servicer to sell any REO Property as

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expeditiously as possible and in accordance with the provisions of this
Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the related Servicer to protect and conserve such REO Property in the manner and to the extent required by the related Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

         (b) The Master Servicer shall, to the extent required by the Servicing Agreements, cause the related Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Protected Account.

         (c) The Master Servicer and the related Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees and Master Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees and Master Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) To the extent provided in the Servicing Agreements, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the related Servicer as provided above, shall be deposited in the related Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Distribution Account on the next succeeding Servicer Remittance Date.

         Section 3.16      Annual Officer's Certificate as to Compliance.

         (a) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before March 1 of each year, commencing on March 1, 2006, an Officer's Certificate, certifying that with respect to the year ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, and (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that a Servicer has failed to perform any of its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

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         (b) Copies of such statements shall be provided to any
Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         Section 3.17      Annual Independent Accountant's Servicing Report.

         If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Depositor on or before March 1 of each year, commencing on March 1, 2006, to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the Audit Program for Mortgages Serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided by the Master Servicer to any Certificateholder upon request, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         Section 3.18 Reports Filed with Securities and Exchange Commission.

         (a) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K (or other comparable form containing the same or comparable information, or other information mutually agreed upon) with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30 in any year, the Securities Administrator shall, in accordance with industry standards and only if instructed by the Depositor, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (i) March 15, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have

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been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of each Servicer, in each case, required to be delivered pursuant to the related Servicing Agreement, and, if applicable, the annual statement of compliance and the annual independent accountant's servicing report to be delivered by the Master Servicer pursuant to Sections 3.16 and
3.17. Prior to (i) March 31, 2006, or such earlier filing date as may be required by the Commission, and (ii) unless and until a Form 15 Suspension
Notice shall have been filed, March 31 of each year thereafter, or such earlier filing date as may be required by the Commission, the Securities Administrator shall prepare and file a Form 10-K, in substance conforming to industry standards, with respect to the Trust. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (b) The Master Servicer shall indemnify and hold harmless the Depositor, the Trustee and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this Section 3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. Fees and expenses incurred by the Master Servicer in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

         Section 3.19 EMC. On the Closing Date, EMC will receive from the Depositor a payment of $5,000.

         Section 3.20 UCC. The Depositor shall inform the Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date and each Subsequent Transfer Date in connection with the Trust with stamped recorded copies of such financing statements to be delivered to the Trustee promptly upon receipt by the Depositor. The Trustee agrees to monitor and notify the Depositor if any continuation statements for such Uniform Commercial Code financing statements need to be filed. If directed by the Depositor in writing, the Trustee will file any such continuation statements solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         Section 3.21 Optional Purchase of Defaulted Mortgage Loans. With respect to any Mortgage Loan which as of the first day of a Fiscal Quarter is delinquent in payment by 90 days or more or is an REO Property, EMC shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase Price; provided, however, (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Fiscal Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again

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becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

         In addition, EMC shall, at its option, purchase any Initial Mortgage Loan from the Trust if the first Due Date for such Initial Mortgage Loan is subsequent to the Cut-off Date, and shall, at its option, purchase any Subsequent Mortgage Loan from the Trust if the first Due Date for such Subsequent Mortgage Loan is subsequent to the related Subsequent Cut-off Date, as the case may be, and the initial Monthly Payment with respect to such Mortgage Loan is not made within thirty (30) days of such Due Date. Such purchase shall be made at a price equal to the Repurchase Price.

         If at any time EMC remits to the Paying Agent a payment for deposit in the Distribution Account covering the amount of the Repurchase Price for such a Mortgage Loan, and EMC provides to the Trustee and the Master Servicer a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Distribution Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of EMC, without recourse, to EMC which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. EMC will thereupon own such Mortgage Loan, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

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                                   ARTICLE IV
                                    ACCOUNTS

         Section 4.01      Protected Accounts.

         (a) The Master Servicer shall enforce the obligation of each respective Servicer to establish and maintain a Protected Account in accordance with the related Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which Protected Account shall be deposited, within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt thereof, all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by the related Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from such Servicer's own funds (less servicing compensation as permitted by the related Servicing Agreement) and all other amounts to be deposited in the related Protected Account. Each Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, the related Protected Account shall be held in a Designated Depository Institution and segregated as a trust account on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

         (b) To the extent provided in a Servicing Agreement, amounts on deposit in the related Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Distribution Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this
Section 4.01 shall be paid to the related Servicers under the related Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer. Each Servicer (to the extent provided in the related Servicing Agreement) shall deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         (c) To the extent provided in a Servicing Agreement and subject to this
Article IV, on or before each Servicer Remittance Date, the Master Servicer shall (if acting as a successor servicer to a Servicer), or shall cause the related Servicer to, withdraw or shall cause to be withdrawn from the related Protected Account, and shall immediately deposit or cause to be deposited in the Distribution Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Initial Mortgage Loans due on or before the Cut-off Date, and other than with respect to principal of or interest on the Subsequent Mortgage Loans due on or before the related Subsequent Cut-off Date, as the case may be) with respect to each Mortgage Loan serviced by it:

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                  (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the related Servicer pursuant to the related Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising the related Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

                  (ii) Full Principal Prepayments and any Liquidation Proceeds received by the related Servicer with respect to such Mortgage Loans in the related Prepayment Period (or, in the case of Subsequent Recoveries, during the related Due Period), with interest to the date of prepayment or liquidation, net of the amount thereof comprising the related Servicing Fee and Prepayment Charges;

                  (iii) Partial Principal Prepayments received by the related Servicer for such Mortgage Loans in the related Prepayment Period;

                  (iv) All funds collected and received in connection with the operation of any REO Property, and Liquidation Proceeds received upon the final disposition of any REO Property (net of any unreimbursed Monthly Advances, other advances of the related Servicer or Master Servicer with respect thereto, and unpaid Master Servicing Fee and related Servicing Fees with respect thereto); and

                  (v) Any amount to be used as a Monthly Advance.

         (d) Withdrawals may be made from a Protected Account only to make remittances as provided in Section 4.01(c); to reimburse the Master Servicer or the related Servicer for Monthly Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Section 4.01(c), certain amounts otherwise due to the related Servicers may be retained by them and need not be deposited in the Distribution Account.

         Section 4.02      Distribution Account.

         (a) The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts. On the Closing Date, the Depositor shall deposit the Deposit Amount into the Distribution Account.

         (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Paying Agent in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

         (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Paying Agent. The Distribution Account shall be an Eligible Account. The Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer (whether made

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directly, or indirectly through a liquidator or receiver of the Trustee, the
Paying Agent, the Securities Administrator or the Master Servicer). The amount at any time credited to the Distribution Account shall, if invested, be invested in the name of the Trustee, in such Permitted Investments selected by the Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Paying Agent or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings from Permitted Investments in the Distribution Account from time to time shall be for the account of the Master Servicer. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer shall promptly remit the amount of the loss to the Paying Agent, who shall deposit such amount in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Paying Agent shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Paying Agent) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         Section 4.03 Permitted Withdrawals and Transfers from the Distribution Account.

         (a) The Paying Agent will, from time to time on demand of the Master Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the related Servicing Agreement or this Agreement or as the Securities Administrator has instructed hereunder for the following purposes:

                  (i) to reimburse the Master Servicer or the related Servicer for any Monthly Advance of its own funds or any advance of such Master Servicer's or Servicer's own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                  (ii) to reimburse the Master Servicer or the related Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or the related Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer or the related Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the related Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer

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         shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (x) of this Subsection 4.03(a) to the Master Servicer, and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (iv) to pay the Master Servicer or the related Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which the Master Servicer or the related Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.03(a) as servicing compensation on account of each defaulted Scheduled Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                  (v) to pay the related Servicer from the Repurchase Price for any Mortgage Loan, the amount which the related Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.03(a) as servicing compensation;

                  (vi) to reimburse the Master Servicer or the related Servicer for advances of funds, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                  (vii) to reimburse the Master Servicer or the related Servicer for any Nonrecoverable Advance that has not been reimbursed pursuant to clauses (i) and (vi);

                  (viii) to pay the Master Servicer as set forth in Section
         3.14;

                  (ix) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and 7.04 (d);

                  (x) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the related Servicer;

                  (xi) to reimburse or pay a Servicer any such amounts as are due thereto under the related Servicing Agreement and have not been retained by or paid to such Servicer, to the extent provided in the related Servicing Agreement;

                  (xii) to reimburse or pay the Trustee, the Securities Administrator or the Custodian for fees, expenses, costs and liabilities incurred by and reimbursable or payable to it pursuant to this Agreement and not otherwise reimbursable or payable to it;

                  (xiii) to remove amounts deposited in error;

                  (xiv) to clear and terminate the Distribution Account pursuant to Section 10.01; and

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                  (xv) on the first Distribution Date, to withdraw an amount equal to the Deposit Amount from the Distribution Account and distribute such amount to the holders of the Class R-I, Class R-II and Class R-III Certificates, pro rata, until their respective Current Principal Amounts have been reduced to zero.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through
(vii), inclusive, and (x).

         (c) On each Distribution Date, the Paying Agent shall distribute the Available Funds to the extent on deposit in the Distribution Account for each Loan Group to the Holders of the Certificates (other than the Residual Certificates) in accordance with distribution instructions provided to it by the Securities Administrator no later than two Business Days prior to such Distribution Date and determined by the Securities Administrator in accordance with Section 6.01.

         Section 4.04 Distribution of Group I Senior Carryover Shortfall Amount; Group I Senior Carryover Shortfall Reserve Fund.

         (a) On the Closing Date, the Paying Agent shall establish and maintain, in trust for the benefit of the holders of the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Group I Senior Carryover Shortfall Reserve Fund, Wells Fargo Bank, N.A., as Paying Agent for the benefit of holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6, Class I-A-1, Class I-A-2 and Class I-A-3" (the "Group I Senior Carryover Shortfall Reserve Fund"). The Paying Agent shall, promptly upon receipt, deposit in the Group I Senior Carryover Shortfall Reserve Fund an amount equal to $5,000 to be remitted on the Closing Date to the Paying Agent by the Depositor. On each Distribution Date, the Paying Agent shall transfer from the Distribution Account to the Group I Senior Carryover Shortfall Reserve Fund the amounts specified pursuant to
Section 6.01(a)(A). On each Distribution Date, to the extent required, the Paying Agent shall make withdrawals from the Group I Senior Carryover Shortfall Reserve Fund and use the amounts in the Group I Senior Carryover Shortfall Reserve Fund to make distributions pro rata to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates, in an amount equal to the amount of any Group I Senior Carryover Shortfall Amount on such Certificates, pursuant to Section 6.01(a)(F). Any such amounts transferred shall be treated for federal tax purposes as amounts distributed by REMIC III to the Class X-1 Certificateholders as transferee thereof. For federal tax return and information reporting purposes, the rights of the Holders of the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates to receive such distributions shall be assigned a value determined by the Depositor and reported by it to the Securities Administrator.

         (b) The Group I Senior Carryover Shortfall Reserve Fund shall be an Eligible Account. Amounts held in the Group I Senior Carryover Shortfall Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Group I Senior Carryover Shortfall Reserve Fund pursuant to this Section 4.04 and Section 6.01(a)(F). The Group I Senior Carryover Shortfall Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an

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asset of the REMICs. The Class X-1 Certificateholders shall be the owners of the
Group I Senior Carryover Shortfall Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Group I Senior Carryover Shortfall Reserve Fund shall be treated as amounts distributed by the REMICs to the Class X-1 Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Group I Senior Carryover
Shortfall Reserve Fund.

         (c) The Paying Agent will invest funds deposited in the Group I Senior Carryover Shortfall Reserve Fund as directed by the Class X-1 Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Group I Senior Carryover Shortfall Reserve Fund pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Group I Senior Carryover Shortfall Reserve Fund pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class X-1 Certificateholders, then funds in the Group I Senior Carryover Shortfall Reserve Fund shall remain uninvested. All income and gain realized from investment of funds deposited in the Group I Senior Carryover Shortfall Reserve Fund shall be for the sole and exclusive benefit of the Class X-1 Certificateholders and shall be remitted by the Paying Agent to the Class X-1 Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class X-1 Certificateholders shall deposit in the Group I Senior Carryover Shortfall Reserve Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Section 4.05 Distribution of Group II Senior Carryover Shortfall Amount; Group II Senior Carryover Shortfall Reserve Fund.

         (a) On the Closing Date, the Paying Agent shall establish and maintain, in trust for the benefit of Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Group II Senior Carryover Shortfall Reserve Fund, Wells Fargo Bank, N.A., as Paying Agent for the benefit of holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6, Class II-A-1, Class II-A-2 and Class II-A-3" (the "Group II Senior Carryover Shortfall Reserve Fund"). The Paying Agent shall, promptly upon receipt, deposit in the Group II Senior Carryover Shortfall Reserve Fund an amount equal to $5,000 to be remitted on the Closing Date to the Paying Agent by the Depositor. On each Distribution Date, the Paying Agent shall transfer from the Distribution Account to the Group II Senior Carryover Shortfall Reserve Fund the amounts specified pursuant to Section 6.01(a)(B). On each Distribution Date, to the extent required, the Paying Agent shall make withdrawals from the Group II Senior Carryover Shortfall Reserve Fund and use the amounts in the Group II Senior Carryover Shortfall Reserve Fund to make distributions pro rata to the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates, in an amount equal to the amount of any Group II Senior Carryover Shortfall Amount on such Certificates, pursuant to Section 6.01(a)(G). Any such amounts transferred shall be treated for federal tax

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purposes as amounts distributed by REMIC III to the Class X-2 Certificateholders as transferee thereof. For federal tax return and information reporting purposes, the rights of the Holders of the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates to receive such distributions shall be assigned a value determined by the Depositor and reported by it to the Securities Administrator.

         (b) The Group II Senior Carryover Shortfall Reserve Fund shall be an Eligible Account. Amounts held in the Group II Senior Carryover Shortfall Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Group II Senior Carryover Shortfall Reserve Fund pursuant to this Section 4.05 and Section 6.01(a)(G). The Group II Senior Carryover Shortfall Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class X-2 Certificateholders shall be the owners of the Group II Senior Carryover Shortfall Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Group II Senior Carryover Shortfall Reserve Fund shall be treated as amounts distributed by the REMICs to the Class X-2 Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Group II Senior Carryover Shortfall Reserve Fund.

         (c) The Paying Agent will invest funds deposited in the Group II Senior Carryover Shortfall Reserve Fund as directed by the Class X-2 Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Group II Senior Carryover Shortfall Reserve Fund pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Group II Senior Carryover Shortfall Reserve Fund pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class X-2 Certificateholders, then funds in the Group II Senior Carryover Shortfall Reserve Fund shall remain uninvested. All income and gain realized from investment of funds deposited in the Group II Senior Carryover Shortfall Reserve Fund shall be for the sole and exclusive benefit of the Class X-2 Certificateholders and shall be remitted by the Paying Agent to the Class X-2 Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class X-2 Certificateholders shall deposit in the Group II Senior Carryover Shortfall Reserve Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Section 4.06 Distribution of Subordinate Carryover Shortfall Amount; Subordinate Carryover Shortfall Reserve Fund.

         (a) On the Closing Date, the Paying Agent shall establish and maintain in its name, in trust for the benefit of Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Subordinate Carryover Shortfall Reserve Fund, Wells Fargo Bank, N.A., as Paying Agent for the benefit of holders of

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

Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6" (the "Subordinate Carryover Shortfall Reserve Fund"). The Paying Agent shall, promptly upon receipt, deposit in the Subordinate Carryover Shortfall Reserve Fund an amount equal to $5,000 to be remitted on the Closing Date to the Paying Agent by the Depositor. On each Distribution Date, the Paying Agent shall transfer from the Distribution Account to the Subordinate Carryover Shortfall Reserve Fund the amounts specified pursuant to Section 6.01(a)(H). On each Distribution Date, to the extent required, the Paying Agent shall make withdrawals from the Subordinate Carryover Shortfall Reserve Fund and use the amounts in the Subordinate Carryover Shortfall Reserve Fund to make distributions sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in an amount equal to the amount of any Subordinate Carryover Shortfall Amount on such Certificates, pursuant to Section 6.01(a)(H). Any such amounts transferred shall be treated for federal tax purposes as amounts distributed by REMIC III to the Class M-X Certificateholders as transferee thereof. For federal tax return and information reporting purposes, the rights of the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates to receive such distributions shall be assigned a value determined by the Depositor and reported by it to the Securities Administrator.

         (b) The Subordinate Carryover Shortfall Reserve Fund shall be an Eligible Account. Amounts held in the Subordinate Carryover Shortfall Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Subordinate Carryover Shortfall Reserve Fund pursuant to this Section 4.06 and Section 6.01(a)(H). The Subordinate Carryover Shortfall Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class M-X Certificateholders shall be the owners of the Subordinate Carryover Shortfall Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Subordinate Carryover Shortfall Reserve Fund shall be treated as amounts distributed by the REMICs to the Class M-X Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Subordinate Carryover Shortfall Reserve Fund.

         (c) The Paying Agent will invest funds deposited in the Subordinate Carryover Shortfall Reserve Fund as directed by the Class M-X Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Subordinate Carryover Shortfall Reserve Fund pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Subordinate Carryover Shortfall Reserve Fund pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class M-X Certificateholders, then funds in the Subordinate Carryover Shortfall Reserve Fund shall remain uninvested. All income and gain realized from investment of funds deposited in the Subordinate Carryover Shortfall Reserve Fund shall be for the sole and exclusive benefit of the Class M-X Certificateholders and shall be remitted by the Paying Agent to the Class M-X Certificateholders

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

no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class M-X Certificateholders shall deposit in the Subordinate Carryover Shortfall Reserve Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Section 4.07 Yield Maintenance Account and Yield Maintenance Agreement.

         The Trustee is hereby directed to execute the Yield Maintenance Agreement on behalf of the Trust Fund. Amounts payable by the Trust Fund on the Closing Date pursuant to the Yield Maintenance Agreement shall be paid by the Seller. The Trustee in its individual capacity shall have no responsibility for any of the undertakings, agreements or representations with respect to the Yield Maintenance Agreement, including, without limitation, for making any payments thereunder.

         The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Class A, Class M and Class B Certificateholders, the Yield Maintenance Account as a segregated trust account. The Yield Maintenance Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class X-1 Certificateholders shall be the owners of the Yield Maintenance Account, and for all federal tax purposes, amounts transferred by the REMICs to the Yield Maintenance Account shall be treated as amounts distributed by the REMICs to the Class X-1 Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Yield Maintenance Account.

         The Paying Agent will invest funds deposited in the Yield Maintenance Account as directed by the Class X-1 Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Yield Maintenance Account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Yield Maintenance Account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class X-1 Certificateholders, then funds in the Yield Maintenance Account shall remain uninvested. All income and gain realized from investment of funds deposited in the Yield Maintenance Account shall be for the sole and exclusive benefit of the Class X-1 Certificateholders and shall be remitted by the Paying Agent to the Class X-1 Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class X-1 Certificateholders shall deposit in the Yield Maintenance Account their pro rata share of the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Any Yield Maintenance Payments made by the Yield Maintenance Provider pursuant to the Yield Maintenance Agreement with respect to a Distribution Date shall be deposited by the Paying Agent into the Yield Maintenance Account and distributed by the Paying Agent on the related Distribution Date to the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2 and Class II-A-3 Certificateholders, on a pro rata basis, and thereafter to the Class M-1, Class M-

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2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class
B-3, Class B-4, Class B-5 and Class B-6 Certificateholders, sequentially in the order of their payment priority, in an amount equal to the lesser of the respective Class of Certificates' pro rata share of (1) the amount of such Yield Maintenance Payment made with respect to such Distribution Date, and (2) the Accrued Certificate Interest that the related Class of Certificates would have been entitled to receive on such Distribution Date had the applicable per annum Pass-Through Rate on such Class of Certificates been calculated at One-Month LIBOR for the related Distribution Date plus the related Margin for the related Interest Accrual Period, to the extent that such Accrued Certificate Interest was not otherwise paid from Available Funds on such Distribution Date to the related Class of Certificates.

         Section 4.08 Class I-A Supplemental Fund.

         (a) No later than the Closing Date, the Securities Administrator shall establish and maintain, in trust for the benefit of the holders of the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Class I-A Supplemental Fund, Wells Fargo Bank, N.A., as Securities Administrator for the benefit of holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6, Class I-A-1, Class I-A-2 and Class I-A-3" (the "Class I-A Supplemental Fund"). The Class I-A Supplemental Fund shall be an Eligible Account or a sub-account of an Eligible Account. On the Closing Date, the Depositor shall pay to the Securities Administrator an amount equal to $125,000 which shall be deposited by the Securities Administrator into the Class I-A Supplemental Fund. Pursuant to Section 6.01, on the initial Distribution Date, amounts on deposit in the Class I-A Supplemental Fund will be withdrawn from the Class I-A Supplemental Fund and paid to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates, as applicable, to the extent that Accrued Certificate Interest on the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates (as the case may be) on the initial Distribution Date is reduced by application of the related Net Rate Cap on such initial Distribution Date. Following the deposit on a Distribution Date (if and as applicable) into the Group I Carryover Shortfall Reserve Fund, from Group I Available Funds otherwise payable as interest on the Class X-1 Certificates, of any Group I Carryover Shortfall Amounts relating to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates and such Distribution Date, the Class I-A Supplemental Fund will be entitled to be replenished from Group I Available Funds otherwise payable as interest on such Distribution Date to the Class X-1 Certificates, until the Class I-A Supplemental Fund has been replenished to the extent of the amount paid from the Class I-A Supplemental Fund on the initial Distribution Date. On each Distribution Date, all amounts deposited into the Class I-A Supplemental Fund as set forth in the preceding sentence will be distributed to the Depositor or its designee. On the Distribution Date on which the Class I-A Supplemental Fund has been replenished in full, all amounts then on deposit in the Class I-A Supplemental Fund will (as set forth in the preceding sentence) be distributed to the Depositor or its designee, and following such distribution the Class I-A Supplemental Fund will be terminated.

         (b) The Securities Administrator will invest funds deposited in the Class I-A Supplemental Fund as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Class I-A Supplemental Fund pursuant to this Agreement, if a Person other than the Securities Administrator or an Affiliate of

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

the Securities Administrator is the obligor for such Permitted Investment, or
(ii) no later than the date on which such funds are required to be withdrawn from the Class I-A Supplemental Fund pursuant to this Agreement, if the Securities Administrator or an affiliate of the Securities Administrator is the obligor for such Permitted Investment (or, if no written direction is received by the Securities Administrator from the Depositor, then funds in the Class I-A Supplemental Fund shall remain uninvested). For federal income tax purposes, the Depositor shall be the owner of the Class I-A Supplemental Fund and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Class I-A Supplemental Fund be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Class I-A Supplemental Fund, which investment shall be made solely upon the written direction of the Depositor, shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Securities Administrator to the Depositor within one Business Day after the termination of the Class I-A Supplemental Fund. The Depositor shall deposit in the Class I-A Supplemental Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Section 4.09 Class II-A Supplemental Fund.

         (a) No later than the Closing Date, the Securities Administrator shall establish and maintain, in trust for the benefit of the holders of the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Class II-A Supplemental Fund, Wells Fargo Bank, N.A., as Securities Administrator for the benefit of holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6, Class II-A-1, Class II-A-2 and Class II-A-3" (the "Class II-A Supplemental Fund"). The Class II-A Supplemental Fund shall be an Eligible Account or a sub-account of an Eligible Account. On the Closing Date, the Depositor shall pay to the Securities Administrator an amount equal to $425,000 which shall be deposited by the Securities Administrator into the Class II-A Supplemental Fund. Pursuant to
Section 6.01, on the initial Distribution Date, amounts on deposit in the Class II-A Supplemental Fund will be withdrawn from the Class II-A Supplemental Fund and paid to the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates, as applicable, to the extent that Accrued Certificate Interest on the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates (as the case may be) on the initial Distribution Date is reduced by application of the related Net Rate Cap on such initial Distribution Date. Following the deposit on a Distribution Date (if and as applicable) into the Group II Carryover Shortfall Reserve Fund, from Group II Available Funds otherwise payable as interest on the Class X-2 Certificates, of any Group II Carryover Shortfall Amounts relating to the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates and such Distribution Date, the Class II-A Supplemental Fund will be entitled to be replenished from Group II Available Funds otherwise payable as interest on such Distribution Date to the Class X-2 Certificates, until the Class II-A Supplemental Fund has been replenished to the extent of the amount paid from the Class II-A Supplemental Fund on the initial Distribution Date. On each Distribution Date, all amounts deposited into the Class II-A Supplemental Fund as set forth in the preceding sentence will be distributed to the Depositor or its designee. On the Distribution Date on which the Class II-A Supplemental Fund has been replenished in full, all amounts then on deposit in the Class II-A Supplemental Fund will (as set forth in the preceding sentence) be distributed to the Depositor or its designee, and following such distribution the Class II-A Supplemental Fund will be terminated.

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

         (b) The Securities Administrator will invest funds deposited in the Class II-A Supplemental Fund as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Class II-A Supplemental Fund pursuant to this Agreement, if a Person other than the Securities Administrator or an Affiliate of the Securities Administrator is the obligor for such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Class II-A Supplemental Fund pursuant to this Agreement, if the Securities Administrator or an affiliate of the Securities Administrator is the obligor for such Permitted Investment (or, if no written direction is received by the Securities Administrator from the Depositor, then funds in the Class II-A Supplemental Fund shall remain uninvested). For federal income tax purposes, the Depositor shall be the owner of the Class II-A Supplemental Fund and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Class II-A Supplemental Fund be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Class II-A Supplemental Fund, which investment shall be made solely upon the written direction of the Depositor, shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Securities Administrator to the Depositor within one Business Day after the termination of the Class II-A Supplemental Fund. The Depositor shall deposit in the Class II-A Supplemental Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Section 4.10 Group I Pre-Funding Account and Group I Pre-Funding Reserve Account.

         (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or sub-account of a trust account, which shall be titled "Group I Pre-Funding Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6" (the "Group I Pre-Funding Account"). The Group I Pre-Funding Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group I Pre-Funding Account and retain therein the Group I Pre-Funded Amount remitted on the Closing Date to the Paying Agent by the Depositor. Funds deposited in the Group I Pre-Funding Account shall be held in trust by the Paying Agent for the Class I-A-1, Class I-A-2 and Class I-A-3 Certificateholders for the uses and purposes set forth herein.

         (b) The Paying Agent will invest funds deposited in the Group I Pre-Funding Account as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or
(ii) no later than the date on which such funds are required to be withdrawn from such account or sub-account of a trust account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment (or, if no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Depositor, then funds in such account shall remain uninvested). For federal income tax purposes, the Depositor or its designee shall be the owner of the Group I Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and

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gain realized from investment of funds deposited in the Group I Pre-Funding
Account shall be transferred to the Group I Interest Coverage Account at the following times: (i) on the Business Day immediately preceding each Distribution Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Distribution Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, (ii) on the Business Day immediately preceding each Subsequent Transfer Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Subsequent Transfer Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment or (iii) within one (1) Business Day of the Paying Agent's receipt thereof. Such transferred funds shall not constitute income and gain for purposes of Section 4.11(b) hereof. The Depositor or its designee shall deposit in the Group I Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. At no time will the Group I Pre-Funding Account be an asset of any REMIC created hereunder.

         (c) Amounts on deposit in the Group I Pre-Funding Account shall be withdrawn by the Paying Agent as follows:

                  (i) On any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group I Pre-Funding Account an amount equal to 100% of the Scheduled Principal Balances of the Group I Subsequent Mortgage Loans transferred and assigned to the Trustee on such Subsequent Transfer Date, and shall pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.07 with respect to such transfer and assignment;

                  (ii) If the amount on deposit in the Group I Pre-Funding Account (exclusive of investment income) has not been reduced to zero by the close of business on the date of termination of the Pre-Funding Period, then at the close of business on such date, the Paying Agent shall deposit into the Group I Pre-Funding Reserve Account any amounts remaining in the Group I Pre-Funding Account (exclusive of investment income) for distribution in accordance with the terms hereof;

                  (iii) To withdraw any amount not required to be deposited in the Group I Pre-Funding Account or deposited therein in error; and

                  (iv) Upon the earliest of (i) the reduction of the Current Principal Amount of the Certificates to zero or (ii) the termination of this Agreement in accordance with Section 10.01, to withdraw (and deposit in the Group I Pre-Funding Reserve Account) any amount remaining on deposit in the Group I Pre-Funding Account for payment to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificateholders, pro rata, and any remaining amount shall thereafter be paid to the Depositor.

         Withdrawals pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to REMIC I on the date of withdrawal.

         (d) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group I Pre-

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Funding Reserve Account, Wells Fargo Bank, N.A., as Paying Agent for the
registered holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6" (the "Group I Pre-Funding Reserve Account"). The Group I Pre-Funding Reserve Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, at the close of business on the day of the termination of the Pre-Funding Period, deposit in the Group I Pre-Funding Reserve Account and retain therein any funds remaining in the Group I Pre-Funding Account at the close of business on such day. Funds deposited in the Group I Pre-Funding Reserve Account shall be held in trust by the Paying Agent for the Class I-A-1, Class I-A-2 and Class I-A-3 Certificateholders for the uses and purposes set forth herein.

         (e) The Paying Agent shall not invest funds deposited in the Group I Pre-Funding Reserve Account. The Group I Pre-Funding Reserve Account and any funds on deposit therein shall be assets of REMIC I. The funds on deposit in the Group I Pre-Funding Reserve Account shall, on the Distribution Date immediately following the termination of the Pre-Funding Period, be transferred by the Paying Agent to the Distribution Account to be included as part of principal distributions to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificateholders on such Distribution Date.

         Section 4.11 Group I Interest Coverage Account.

         (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group I Interest Coverage Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6" (the "Group I Interest Coverage Account"). The Group I Interest Coverage Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group I Interest Coverage Account and retain therein the Group I Interest Coverage Amount remitted on the Closing Date to the Paying Agent by the Depositor, and all income and gain realized from investment of funds deposited in the Group I Pre-Funding Account as set forth in Section 4.10(b). Funds deposited in the Group I Interest Coverage Account shall be held in trust by the Paying Agent for the Class I-A-1, Class I-A-2 and Class I-A-3 Certificateholders for the uses and purposes set forth herein.

         (b) For federal income tax purposes, the Class X-1 Certificateholders shall be the owner of the Group I Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Group I Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Group I Interest Coverage Account, which investment shall be made solely upon the written direction of the Class X-1 Certificateholders, shall be for the sole and exclusive benefit of the Class X-1 Certificateholders and shall be remitted by the Paying Agent to the Class X-1 Certificateholders no later than the first Distribution Date following receipt of such income and gain by the Paying Agent. If no written direction with respect to such investment shall be received by the Paying Agent from the Class X-1 Certificateholders, then funds in such Account shall remain uninvested. The Class X-1 Certificateholders shall deposit in the Group I Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

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

         (c) On each Distribution Date during the Pre-Funding Period and on the day of termination of the Pre-Funding Period, the Paying Agent shall withdraw from the Group I Interest Coverage Account and deposit in the Distribution Account an amount equal to 30 days' interest on the excess, if any, of the Group I Pre-Funded Amount over the aggregate Scheduled Principal Balance of Group I Subsequent Mortgage Loans that both (i) had a Due Date during the Due Period relating to such Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable, and (ii) had a Subsequent Cut-off Date prior to the first day of the month in which such Distribution Date occurs, at a per annum rate equal to the weighted average of the Net Rates of those Group I Subsequent Mortgage Loans. Such withdrawal and deposit shall be treated as a contribution of cash by the Depositor to REMIC I on the date thereof. Immediately following any such withdrawal and deposit, and immediately following the conveyance of any Group I Subsequent Mortgage Loans to the Trust on any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group I Interest Coverage Account and remit to the Depositor or its designee an amount equal to the excess, if any, of the amount remaining in such Group I Interest Coverage Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein) pursuant to the second preceding sentence on each subsequent Distribution Date, if any, that will occur during the Pre-Funding Period or on the day of termination of the Pre-Funding Period, if no Group I Subsequent Mortgage Loans were acquired by the Trust Fund after the end of the Prepayment Period relating to the current Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable.

         (d) Upon the earliest of (i) the Distribution Date immediately following the end of the Pre-Funding Period, (ii) the reduction of the principal balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 10.01, any amount remaining on deposit in the Group I Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Paying Agent and paid to the Depositor or its designee.

         Section 4.12 Group II Pre-Funding Account and Group II Pre-Funding Reserve Account.

         (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or sub-account of a trust account, which shall be titled "Group II Pre-Funding Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6" (the "Group II Pre-Funding Account"). The Group II Pre-Funding Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group II Pre-Funding Account and retain therein the Group II Pre-Funded Amount remitted on the Closing Date to the Paying Agent by the Depositor. Funds deposited in the Group II Pre-Funding Account shall be held in trust by the Paying Agent for the Class II-A-1, Class II-A-2 and Class II-A-3 Certificateholders for the uses and purposes set forth herein.

         (b) The Paying Agent will invest funds deposited in the Group II Pre-Funding Account as directed by the Depositor or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person

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

other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub-account of a trust account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment (or, if no written direction with respect to such investment is received by the Paying Agent from the Depositor, then funds in such account shall remain uninvested). For federal income tax purposes, the Depositor or its designee shall be the owner of the Group II Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Group II Pre-Funding Account shall be transferred to the Group II Interest Coverage Account at the following times: (i) on the Business Day immediately preceding each Distribution Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Distribution Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, (ii) on the Business Day immediately preceding each Subsequent Transfer Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Subsequent Transfer Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment or (iii) within one (1) Business Day of the Paying Agent's receipt thereof. Such transferred funds shall not constitute income and gain for purposes of Section 4.13(b) hereof. The Depositor or its designee shall deposit in the Group II Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. At no time will the Group II Pre-Funding Account be an asset of any REMIC created hereunder.

         (c) Amounts on deposit in the Group II Pre-Funding Account shall be withdrawn by the Paying Agent as follows:

                  (i) On any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group II Pre-Funding Account an amount equal to 100% of the Scheduled Principal Balances of the Group II Subsequent Mortgage Loans transferred and assigned to the Trustee on such Subsequent Transfer Date, and shall pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.07 with respect to such transfer and assignment;

                  (ii) If the amount on deposit in the Group II Pre-Funding Account (exclusive of investment income) has not been reduced to zero by the close of business on the date of termination of the Pre-Funding Period, then at the close of business on such date, the Paying Agent shall deposit into the Group II Pre-Funding Reserve Account any amounts remaining in the Group II Pre-Funding Account (exclusive of investment income) for distribution in accordance with the terms hereof;

                  (iii) To withdraw any amount not required to be deposited in the Group II Pre-Funding Account or deposited therein in error; and

                  (iv) Upon the earliest of (i) the reduction of the Current Principal Amount of the Certificates to zero or (ii) the termination of this Agreement in accordance with Section 10.01, to withdraw (and deposit in the Group II Pre-Funding Reserve Account) any amount remaining on deposit in the Group II Pre-Funding Account for payment to

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

         the Class II-A-1, Class II-A-2 and Class II-A-3 Certificateholders, pro rata, and any remaining amount shall thereafter be paid to the Depositor.

         Withdrawals pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to REMIC I on the date of withdrawal.

         (d) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group II Pre-Funding Reserve Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6" (the "Group II Pre-Funding Reserve Account"). The Group II Pre-Funding Reserve Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, at the close of business on the day of the termination of the Pre-Funding Period, deposit in the Group II Pre-Funding Reserve Account and retain therein any funds remaining in the Group II Pre-Funding Account at the close of business on such day. Funds deposited in the Group II Pre-Funding Reserve Account shall be held in trust by the Paying Agent for the Class II-A-1, Class II-A-2 and Class II-A-3 Certificateholders for the uses and purposes set forth herein.

         (e) The Paying Agent shall not invest funds deposited in the Group II Pre-Funding Reserve Account. The Group II Pre-Funding Reserve Account and any funds on deposit therein shall be assets of REMIC I. The funds on deposit in the Group II Pre-Funding Reserve Account shall, on the Distribution Date immediately following the termination of the Pre-Funding Period, be transferred by the Paying Agent to the Distribution Account to be included as part of principal distributions to the Class II-A-1, Class II-A-2 and Class II-A-3 Certificateholders on such Distribution Date.

         Section 4.13      Group II Interest Coverage Account.

         (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group II Interest Coverage Account, Wells Fargo Bank, N.A., as Paying Agent for the registered holders of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6" (the "Group II Interest Coverage Account"). The Group II Interest Coverage Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group II Interest Coverage Account and retain therein the Group II Interest Coverage Amount remitted on the Closing Date to the Paying Agent by the Depositor, and all income and gain realized from investment of funds deposited in the Group II Pre-Funding Account as set forth in Section 4.12(b). Funds deposited in the Group II Interest Coverage Account shall be held in trust by the Paying Agent for the Class II-A-1, Class II-A-2 and Class II-A-3 Certificateholders for the uses and purposes set forth herein.

         (b) For federal income tax purposes, the Class X-2 Certificateholders shall be the owner of the Group II Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Group II Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds

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

deposited in the Group II Interest Coverage Account, which investment shall be made solely upon the written direction of the Class X-2 Certificateholders, shall be for the sole and exclusive benefit of the Class X-2 Certificateholders and shall be remitted by the Paying Agent to the Class X-2 Certificateholders no later than the first Distribution Date following receipt of such income and gain by the Paying Agent. If no written direction with respect to such investment shall be received by the Paying Agent from the Class X-2 Certificateholders, then funds in such Account shall remain uninvested. The Class X-2 Certificateholders shall deposit in the Group II Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

         (c) On each Distribution Date during the Pre-Funding Period and on the day of termination of the Pre-Funding Period, the Paying Agent shall withdraw from the Group II Interest Coverage Account and deposit in the Distribution Account an amount equal to 30 days' interest on the excess, if any, of the Group II Pre-Funded Amount over the aggregate Scheduled Principal Balance of Group II Subsequent Mortgage Loans that both (i) had a Due Date during the Due Period relating to such Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable, and (ii) had a Subsequent Cut-off Date prior to the first day of the month in which such Distribution Date occurs, at a per annum rate equal to the weighted average of the Net Rates of those Group II Subsequent Mortgage Loans. Such withdrawal and deposit shall be treated as a contribution of cash by the Depositor to REMIC I on the date thereof. Immediately following any such withdrawal and deposit, and immediately following the conveyance of any Group II Subsequent Mortgage Loans to the Trust on any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group II Interest Coverage Account and remit to the Depositor or its designee an amount equal to the excess, if any, of the amount remaining in such Group II Interest Coverage Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein) pursuant to the second preceding sentence on each subsequent Distribution Date, if any, that will occur during the Pre-Funding Period or on the day of termination of the Pre-Funding Period, if no Group II Subsequent Mortgage Loans were acquired by the Trust Fund after the end of the Prepayment Period relating to the current Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable.

         (d) Upon the earliest of (i) the Distribution Date immediately following the end of the Pre-Funding Period, (ii) the reduction of the principal balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 10.01, any amount remaining on deposit in the Group II Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Paying Agent and paid to the Depositor or its designee.

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

                                    ARTICLE V
                                  CERTIFICATES

         Section 5.01 Certificates.

         (a) The Depository and the Depositor have entered into a Depository Agreement dated as of the Closing Date (the "Depository Agreement"). Except for the Residual Certificates, the Private Certificates and the Individual Certificates and as provided in Subsection 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Certificate Registrar except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Certificate Registrar, as agent of the Depositor, shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(v) the Certificate Registrar, as agent of the Depositor, may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

         The Residual Certificates and the Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Certificate Registrar cause such Class to become Global Certificates, the Certificate Registrar and the Depositor will take such action as may be reasonably required to cause the Depository to accept such Class or Classes of Certificates for trading if it may legally be so traded.

         All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (b) If (i)(A) the Depositor advises the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Certificate Registrar or the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor at its option advises the Certificate Registrar, as agent of the Depositor, in writing that it elects to terminate the book-entry system through the Depository, the Certificate Registrar, as agent of the Depositor, shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar, as agent of the Depositor, of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Certificate Registrar shall issue the definitive Certificates.

         In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a definitive Certificate evidencing such Certificate Owner's interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent interest in fully registered definitive form. Upon receipt by the Certificate Registrar, as agent of the Depositor, of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Current Principal Balance or Notional Amount, as applicable, being exchanged, the registered holder of and delivery instructions for the definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall execute and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's interest in such Class of Certificates and (ii) the Certificate Registrar shall execute a new Book-Entry Certificate reflecting the reduction in the aggregate Current Principal Balance or Notional Amount, as applicable, of such Class of Certificates by the amount of the definitive Certificates.

         Neither the Depositor nor the Certificate Registrar shall be liable for any delay in the delivery of any instructions required pursuant to this Section 5.01(b) and may conclusively rely on, and shall be protected in relying on, such instructions.

         (c) (i) REMIC I will be evidenced by (x) the REMIC I Regular Interests (designated below), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC I and have the principal balances and accrue interest at the Pass-Through Rates equal to those set forth in this Section 5.01(c)(i) and (y) the Class R-I Certificates, which are hereby designated as the single "residual interest" in REMIC I.

         The REMIC I Regular Interests and the Class R-I Certificate will have the following designations, initial balances and pass-through rates:

REMIC I Interest         Initial Balance          Pass-Through     Related Group
                                                  Rate
              1A             $1,070.47            (1)              Group I
              1B            $12,668.07            (2)              Group I
              2A             $4,002.25            (1)              Group II
              2B            $47,364.35            (3)              Group II
             ZZZ       $600,259,053.86            (1)              N/A
       Class R-I                   $50            N/A              Group I

         (1) The weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted (to the extent applicable) to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

         (2) The weighted average of the Net Rates of the Group I Mortgage Loans (as of the second preceding Due Date) as adjusted (to the extent applicable) to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

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

         (3) The weighted average of the Net Rates of the Group II Mortgage Loans (as of the second preceding Due Date) as adjusted (to the extent applicable) to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

         Distributions of principal shall be deemed to be made from amounts received on the Mortgage Loans to the REMIC I Regular Interests, first, so as to keep the Uncertificated Principal Balance of each REMIC I Regular Interest ending with the designation "B" equal to 0.01% of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group; second, to each REMIC I Regular Interest ending with the designation "A," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group over (y) the aggregate (as applicable) Current Principal Amount of the Senior Certificates (other than the Residual Certificates) in the related Loan Group (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and third, any remaining principal to REMIC I Regular Interest ZZZ. Realized Losses on the Mortgage Loans shall be applied after all distributions have been made on each Distribution Date first, so as to keep the Uncertificated Principal Balance of each REMIC I Regular Interest ending with the designation "B" equal to 0.01% of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group; second, to each REMIC I Regular Interest ending with the designation "A," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group over (y) the aggregate (as applicable) Current Principal Amount of the Senior Certificates (other than the Residual Certificates) in the related Loan Group (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses on the Mortgage Loans shall be applied to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and third, any remaining Realized Losses on the Mortgage Loans shall be allocated to REMIC I Regular Interest ZZZ.

                  (ii) REMIC II will be evidenced by (x) the REMIC II Regular Interests (designated below), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC II and have the principal balances and accrue interest at the Pass-Through Rates equal to those set forth in this Section 5.01(c)(ii) and (y) the Class R-II Certificate, which is hereby designated as the single "residual interest" in REMIC II.

         The REMIC II Regular Interests and the Class R-II Certificate will have the following designations, initial balances and pass-through rates:

REMIC II Interest     Initial Balance         Pass-Through Rate    Related Group
        I-A-1                 $69,586,000     (1)                  Group I
        I-A-2                 $34,793,000     (1)                  Group I
        I-A-3                 $11,597,000     (1)                  Group I
        II-A-1               $260,173,000     (2)                  Group II
        II-A-2               $130,086,000     (2)                  Group II
        II-A-3                $43,362,000     (2)                  Group II
        MT-R                          $50     N/A                  Group I
        M-1                    $8,705,000     (3)                  N/A


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

        M-2                    $7,504,000     (3)                  N/A
        M-3                    $4,502,000     (3)                  N/A
        M-4                    $4,202,000     (3)                  N/A
        M-5                    $3,902,000     (3)                  N/A
        M-6                    $3,302,000     (3)                  N/A
        B-1                    $3,002,000     (3)                  N/A
        B-2                    $2,401,000     (3)                  N/A
        B-3                    $3,002,000     (3)                  N/A
        B-4                    $4,202,000     (3)                  N/A
        B-5                    $3,602,000     (3)                  N/A
        B-6                    $2,401,159     (3)                  N/A
        R-II                          $50     N/A                  Group I

         (1) The weighted average of the Net Rates of the Group I Mortgage Loans (as of the second preceding Due Date) as adjusted (to the extent applicable) to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

         (2) The weighted average of the Net Rates of the Group II Mortgage Loans (as of the second preceding Due Date) as adjusted (to the extent applicable) to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

         (3) A variable Pass-Through Rate equal to the weighted average of the Pass-Through Rates on REMIC I Regular Interests 1A and 2A, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest immediately preceding the related Distribution Date, provided that for purposes of that weighted average, the Pass-Through Rate of each such REMIC I Regular Interest shall be subject to a cap and a floor equal to the Pass-Through Rate of the REMIC I Regular Interest from the related Group ending with the designation "B".

         Principal shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC II Regular Interests as such amounts are payable and allocable to the Corresponding Certificates.

                  (iii) The Classes of the Certificates shall have the following designations, initial principal amounts and Pass-Through Rates:

Designation                Initial Principal/                  Pass-Through Rate
                           Notional Amount

I-A-1                              $69,586,000                         (1)
I-A-2                              $34,793,000                         (2)
I-A-3                              $11,597,000                         (3)
II-A-1                            $260,173,000                         (4)
II-A-2                            $130,086,000                         (5)
II-A-3                             $43,362,000                         (6)
X-1                               $115,976,000                         (7)
X-2                               $433,621,000                         (8)
M-X                                $50,727,160                         (9)
R-I                                        $50                        (10)
R-II                                       $50                        (10)
R-III                                      $50                        (10)
M-1                                 $8,705,000                        (11)
M-2                                 $7,504,000                        (12)
M-3                                 $4,502,000                        (13)
M-4                                 $4,202,000                        (14)
M-5                                 $3,902,000                        (15)
M-6                                 $3,302,000                        (16)
B-1                                 $3,002,000                        (17)
B-2                                 $2,401,000                        (18)


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

B-3                                 $3,002,000                        (19)
B-4                                 $4,202,000                        (20)
B-5                                 $3,602,000                        (20)
B-6                                 $2,401,159                        (20)

         (1) The Class I-A-1 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.310%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Group I Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group I Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest I-A-1, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class I-A-1 Certificates with respect to the first Interest Accrual Period is 3.800% per annum, including amounts payable from the Class I-A Supplemental Fund.

         (2) The Class I-A-2 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.360%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Group I Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group I Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest I-A-2, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class I-A-2 Certificates with respect to the first Interest Accrual Period is 3.850% per annum, including amounts payable from the Class I-A Supplemental Fund.

         (3) The Class I-A-3 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.430%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Group I Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group I Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest I-A-3, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class I-A-3 Certificates with respect to the first Interest Accrual Period is 3.920% per annum, including amounts payable from the Class I-A Supplemental Fund.

         (4) The Class II-A-1 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.310%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Group II Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group II Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest II-A-1, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class II-A-1 Certificates with respect to the first Interest Accrual Period is 3.800% per annum, including amounts payable from the Class II-A Supplemental Fund.

         (5) The Class II-A-2 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.360%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Group II Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group II Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest II-A-2, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class II-A-2 Certificates with respect to the first Interest Accrual Period is 3.850% per annum, including amounts payable from the Class II-A Supplemental Fund.

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

         (6) The Class II-A-3 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.430%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Group II Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group II Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest II-A-3, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class II-A-3 Certificates with respect to the first Interest Accrual Period is 3.920% per annum, including amounts payable from the Class II-A Supplemental Fund.

         (7) The Class X-1 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the greater of (i) zero and (ii) the excess of
(x) the weighted average of the Net Rates of the Group I Mortgage Loans (as of the second preceding Due Date), over (y) the weighted average of the Pass-Through Rates on the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates, based on a Notional Amount equal to the sum of the aggregate Current Principal Amount of the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates and the Current Principal Amount of the principal component of the Class X-1 Certificates and calculated on the basis of a year of 360 days with twelve 30-day months. The amount of interest payable to the Class X-1 Certificates on a Distribution Date will be reduced by any amounts necessary to fund the Group I Senior Carryover Shortfall Reserve Fund on such Distribution Date to pay any Group I Senior Carryover Shortfall Amounts relating to such Distribution Date and the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates, and, until the date that the Class I-A Supplemental Fund is terminated, will also be reduced by any amounts necessary to replenish the Class I-A Supplemental Fund on the related Distribution Date, in each such instance in the manner and priority set forth in this Agreement.

         The initial principal balance of the principal component of the Class X-1 Certificates equals zero. In the event that interest accrued on the Notional Amount of the Class X-1 Certificates is reduced as a result of the allocation of Net Deferred Interest on the Group I Mortgage Loans, the principal balance on the principal component of the Class X-1 Certificates will increase by the amount of such reduction.

         Interest will not accrue on the principal component of the Class X-1 Certificates. Principal will not be payable on the Notional Amount of the Class X-1 Certificates.

         (8) The Class X-2 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the greater of (i) zero and (ii) the excess of
(x) the weighted average of the Net Rates of the Group II Mortgage Loans (as of the second preceding Due Date), over (y) the weighted average of the Pass-Through Rates on the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates, based on a Notional Amount equal to the sum of the aggregate Current Principal Amount of the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates and the Current Principal Amount of the principal component of the Class X-2 Certificates and calculated on the basis of a year of 360 days with twelve 30-day months. The amount of interest payable to the Class X-2 Certificates on a Distribution Date will be reduced by any amounts necessary to fund the Group II Senior Carryover Shortfall Reserve Fund on such Distribution Date to pay any Group II Senior Carryover Shortfall Amounts relating to such Distribution Date and the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates, and, until the date that the Class II-A Supplemental Fund is terminated, will also be reduced by any amounts necessary to replenish the Class II-A Supplemental Fund on the related Distribution Date, in each such instance in the manner and priority set forth in this Agreement.

         The initial principal balance of the principal component of the Class X-2 Certificates equals zero. In the event that interest accrued on the Notional Amount of the Class X-2 Certificates is reduced as a result of the allocation of Net Deferred Interest on the Group II Mortgage Loans, the principal balance on the principal component of the Class X-2 Certificates will increase by the amount of such reduction.

         Interest will not accrue on the principal component of the Class X-2 Certificates. Principal will not be payable on the Notional Amount of the Class X-2 Certificates.

         (9) The Class M-X Certificates will bear interest at a variable per annum Pass-Through Rate equal to the greater of (i) zero and (ii) the excess of
(x) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date), over (y) the weighted average of the Pass-Through Rates on the Class M Certificates and the Class B Certificates, based on a Notional Amount equal to the sum of the aggregate Current Principal Amount of the Class M Certificates and the Class B Certificates and the Current Principal Amount of the principal component of the Class M-X Certificates and calculated on the basis of a year of 360 days with twelve 30-day months. The amount of interest payable to the Class M-X Certificates on a Distribution Date will be reduced by any amounts necessary to fund the Subordinate Carryover Shortfall Reserve Fund on such

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

Distribution Date to pay any Subordinate Carryover Shortfall Amounts relating to such Distribution Date and the Class M Certificates and the Class B Certificates, in the manner and priority set forth in this Agreement.

         The initial principal balance of the principal component of the Class M-X Certificates equals zero. In the event that interest accrued on the Notional Amount of the Class M-X Certificates is reduced as a result of the allocation of Net Deferred Interest on the Mortgage Loans, the principal balance on the principal component of the Class M-X Certificates will increase by the amount of such reduction.

         Interest will not accrue on the principal component of the Class M-X Certificates. Principal will not be payable on the Notional Amount of the Class M-X Certificates.

         (10) The Class R-I, Class R-II and Class R-III Certificates do not have a Pass-Through Rate and will not bear interest.

         (11) The Class M-1 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.530%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Mortgage Loans expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class M-1 Certificates with respect to the first Interest Accrual Period is 4.020% per annum.

         (12) The Class M-2 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.580%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Mortgage Loans expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class M-2 Certificates with respect to the first Interest Accrual Period is 4.070% per annum.

         (13) The Class M-3 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.630%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Mortgage Loans expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class M-3 Certificates with respect to the first Interest Accrual Period is 4.120% per annum.

         (14) The Class M-4 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.750%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Mortgage Loans expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class M-4 Certificates with respect to the first Interest Accrual Period is 4.240% per annum.

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

         (15) The Class M-5 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.770%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Mortgage Loans expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class M-5 Certificates with respect to the first Interest Accrual Period is 4.260% per annum.

         (16) The Class M-6 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.820%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Mortgage Loans expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class M-6 Certificates with respect to the first Interest Accrual Period is 4.310% per annum.

         (17) The Class B-1 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 1.400%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group, the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of each Loan Group expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class B-1 Certificates with respect to the first Interest Accrual Period is 4.890% per annum.

         (18) The Class B-2 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 1.550%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group, the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of each Loan Group expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class B-2 Certificates with respect to the first Interest Accrual Period is 5.040% per annum.

         (19) The Class B-3 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 2.100%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group, the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of each Loan Group expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class B-3 Certificates with respect to the first Interest Accrual Period is 5.590% per annum.

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

         (20) The Class B-4, Class B-5 and Class B-6 Certificates will bear interest at a variable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 2.150%, (ii) 10.50% and (iii) the weighted average of the Net Rates of the Mortgage Loans (as of the second preceding Due Date) as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group, the aggregate Current Principal Amount of the related Classes of Senior Certificates (other than the Residual Certificates) immediately prior to the related Distribution Date; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The Pass-Through Rate for the Class B-4, Class B-5 and Class B-6 Certificates with respect to the first Interest Accrual Period is 5.640% per annum.

         Principal shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC I Regular Interests as such amounts are payable and allocable to the Corresponding Certificates.

         (d) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund has been designated as the "latest possible maturity date" for the REMIC I Regular Interests, REMIC II Regular Interests and the Certificates.

         (e) With respect to each Distribution Date, each Class of Certificates (other than the Residual Certificates) shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Certificates (other than the Residual Certificates and the Class X Certificates), interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period, and with respect to each Distribution Date and the Class X Certificates, interest is calculated on the basis of a 360-day year consisting of twelve 30 day months, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Current Principal Amount (or Notional Amount, in the case of the Class X Certificates) of such Class of Certificates applicable to such Distribution Date. The Residual Certificates do not have a Pass-Through Rate and shall not bear interest.

         (f) The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3 and A-4. On original issuance, the Trustee shall sign, and the Certificate Registrar shall countersign and deliver the Certificates at the direction of the Depositor. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and the Certificate Registrar may countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Certificate Registrar Office, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and the Certificate Registrar shall countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so

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

exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

         (g) Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates (other than the Residual Certificates), $1,000 and in each case increments of $1.00 in excess thereof, and (ii) in the case of the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date.

         On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall countersign, Physical Certificates all in an aggregate principal amount that shall equal the Current Principal Amount or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date. The Private Certificates shall be issued in certificated fully-registered form in minimum dollar denominations of $25,000 and integral multiples of $1.00 in excess thereof, except that one Private Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Private Certificates of such Class shall equal the Current Principal Amount or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date. The Residual Certificates shall each be issued in certificated fully-registered form in the denomination of $50, $50 and $50, respectively. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date.

         On the Closing Date, the Trustee shall execute and the Certificate Registrar shall countersign (i) in the case of each Class of Offered Certificates, the Certificate in the entire Current Principal Amount or Notional Amount, as the case may be, of the respective Class of Certificates and (ii) in the case of each Class of Private Certificates, Individual Certificates all in an aggregate principal amount or notional amount, as the case may be, that shall equal the Current Principal Amount or Notional Amount, as the case may be, of each such respective Class of Certificates on the Closing Date. The Certificates referred to in clause (i) and, if at any time there are to be Global Certificates, the Global Certificates, shall be delivered by the Depositor to the Depository or, pursuant to the Depository's instructions, shall be delivered by the Depositor on behalf of the Depository to and deposited with the DTC Custodian. The Trustee shall sign the Certificates by facsimile or manual signature and the Certificate Registrar shall countersign them by manual signature on behalf of the Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Trustee or its agent and the Certificate Registrar or its agent, as applicable. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Trustee or its agent or the Certificate Registrar or its agent, as applicable, at the time of issuance shall bind the Trustee and the Certificate Registrar,

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notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

         (h) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Certificate Registrar or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

         (i) The Closing Date is hereby designated as the "startup" day of each REMIC within the meaning of Section 860G(a)(9) of the Code.

         (j) For federal income tax purposes, each REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

         (k) The Trustee on behalf of the Trust shall cause each REMIC to timely elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

         (l) The following legend shall be placed on the Residual Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class In exchange therefor or upon transfer thereof:

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE.

         The following legend shall be placed upon the Private Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class In exchange therefor or upon transfer thereof:

                  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF

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THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE
CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTCE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE OR UNLESS THE OPINION SPECIFIED IN SECTION
5.07 OF THE AGREEMENT IS PROVIDED.

         Section 5.02 Registration of Transfer and Exchange of Certificates.

         (a) The Certificate Registrar shall maintain at its Certificate Registrar Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Subject to Subsection 5.01(a) and, in the case of any Global Certificate or Physical Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose, the Trustee shall sign, and the Certificate Registrar shall countersign and deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

         (c) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Subsection 5.02(h), the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

                  (i) The Certificate Registrar shall register the transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Certificate Registrar with a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (ii) The Certificate Registrar shall register the transfer of any Individual Certificate if (x) the transferor has advised the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor, and (y) prior to the transfer the transferee furnishes to the Certificate Registrar an Investment Letter (and the Certificate Registrar shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a

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         transaction not subject to, the registration requirements of the
         Securities Act and other applicable laws, the Certificate Registrar shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

         (d) Subject to Subsection 5.02(h), so long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with this Subsection 5.02(d) and in accordance with the rules of the Depository:

                  (i) In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(ii).

                  (ii) In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(i).

                  (iii) In the case of an Individual Certificate of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Certificate Registrar shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

         (e) Subject to Subsection 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Subsection 5.02(e) and in accordance with the rules of the
Depository:

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                  (i) A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

                  (ii) A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class If such holder furnishes to the Certificate Registrar a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (iii) A holder of an Individual Certificate of a Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class In different authorized denominations without any certification.

         (f) (i) Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Certificate Registrar shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

                  (ii) Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Certificate Registrar shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

         (g) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

         (h) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(g) above or any integral multiple of $1.00 in excess thereof) by surrendering such Certificate at the Certificate Registrar Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Certificate Registrar in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Certificate Registrar (as agent of the Depositor) in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for

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transfer or exchange, the Certificate Registrar shall, within five Business Days of such request made at such the Certificate Registrar Office, sign, countersign and deliver at the Certificate Registrar Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Certificate Registrar Office by the registered holder in person, or by a duly authorized attorney-in-fact.

         (i) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Trustee shall sign and the Certificate Registrar shall countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (j) If the Certificate Registrar so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Certificate Registrar, duly executed by the holder thereof or his or her attorney duly authorized in writing.

         (k) No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (l) The Certificate Registrar shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Exchange Act, and thereafter may destroy such Certificates.

         Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

         (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the Master Servicer, the Securities Administrator and the Trustee such security or indemnity as it may require to save it harmless, and (iii) the Certificate Registrar has not received notice that such Certificate has been acquired by a third Person, the Trustee shall sign and the Certificate Registrar shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a

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

different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Certificate Registrar and shall be of no further effect and evidence no rights.

         (b) Upon the issuance of any new Certificate under this Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Paying Agent, the Certificate Registrar, the Trustee and any agent of the Depositor, the Paying Agent, the Certificate Registrar, or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever. Neither the Depositor, the Paying Agent, the Certificate Registrar the Trustee nor any agent of the Depositor, the Paying Agent, the Certificate Registrar or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section 5.05 Transfer Restrictions on Residual Certificates.

         (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Depositor. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person, the Depositor, the Certificate Registrar and the Trustee with an affidavit that the proposed transferee is a Permitted Transferee (and, unless the Tax Matters Person and the Depositor consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Subsection 5.05(b).

         (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Certificate Registrar, the Trustee and the Depositor an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is a Permitted Transferee and that (ii) such transferee is not acquiring such Residual Certificate for the account of any person who is not a Permitted Transferee. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to any Person who is not a Permitted Transferee, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Subsection 5.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such

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

Residual Certificate was not in fact permitted by this Subsection 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Trustee, the Certificate Registrar, the Tax Matters Person or the Depositor shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Subsection 5.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person, the Trustee and the Depositor, as applicable, had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a Permitted Transferee under this Subsection 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Subsection 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Depositor to ensure that the Residual Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

         (c) Unless the Tax Matters Person and the Depositor shall have consented in writing (which consent may be withheld in the Tax Matters Person's or the Depositor's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a United States Person.

         (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person, and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

         Section 5.06 Restrictions on Transferability of Certificates.

         (a) No offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or "Blue Sky" laws is available and the prospective transferee (other than the Depositor) of such Certificate signs and delivers to the Certificate Registrar an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-1 hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class, provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any Certificate to a transferee other than a QIB, the Certificate Registrar may require an Opinion of Counsel that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

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

         (b) The Private Certificates shall each bear a Securities Legend. The Trustee and the Securities Administrator shall comply with the requirements of Treasury Regulations ss.ss. 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the furnishing of information.

         Section 5.07 ERISA Restrictions.

         (a) Subject to the provisions of Subsection 5.07(b), no Residual Certificates or Private Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, unless the proposed transferee provides either (i) the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator with an Opinion of Counsel satisfactory to the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator, which opinion will not be at the expense of the Trustee, the Master Servicer or the Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Depositor, any Servicer or the Securities Administrator to any obligation in addition to those undertaken in the Agreement or (ii) in the case of the Class B-4, Class B-5 and Class B-6 Certificates, a representation or certification to the Trustee and the Certificate Registrar (upon which each of the Trustee and the Certificate Registrar is authorized to rely) to the effect that the proposed transfer and/or holding of such a Certificate and the servicing, management and operation of the Trust: (I) will not result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code unless it is covered under an individual or class prohibited transaction exemption, including but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and
(III) will not subject the Depositor, the Certificate Registrar, the Securities Administrator, any Servicer, the Master Servicer or the Trustee to any obligation in addition to those undertaken in the Agreement.

         (b) Each beneficial owner of a Class M, Class B-1, Class B-2 or Class B-3 Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption 97-34, as amended (the "Exemption"), and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc., and the certificate is so rated or (iii) (1) it is an insurance company, (2) the source

                                      107
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of funds used to acquire or hold the certificate or interest therein is an
"insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the applicable conditions of PTCE 95-60 have been satisfied.

         (c) Any Person acquiring an interest in a Global Certificate which is a Private Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Trustee that, in the case of the Class B-4, Class B-5 and Class B-6 Certificates, either: (i) it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or
Section 4975 of the Code, or (ii) the transfer and/or holding of an interest in such Certificate to that Person and the subsequent servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction unless it is covered under an individual or class prohibited transaction exemption, including, but not limited to, PTCE 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 or PTCE 96-23, or Section 401(c) of ERISA and the regulations promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (III) will not subject the Depositor, the Certificate Registrar, the Securities Administrator, any Servicer, the Master Servicer or the Trustee to any obligation in addition to those undertaken in the Agreement.

         (d) Neither the Trustee, the Certificate Registrar, the Master Servicer nor the Securities Administrator will be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Global Certificates or any Book-Entry Certificate. Any attempted or purported transfer of any Certificate in violation of the provisions of Subsections (a) or
(b) above shall be void ab initio and such Certificate shall be considered to have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee, the Certificate Registrar, the Securities Administrator and the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by the Trustee, the Certificate Registrar, the Securities Administrator or the Master Servicer as a result of such attempted or purported transfer. Neither the Trustee nor the Certificate Registrar shall have any liability for transfer of any such Global Certificates or any Book-Entry Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

         Section 5.08 Rule 144A Information. For so long as any Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act: (1) the Depositor will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Depositor shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A.

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         Section 5.09 Appointment of Paying Agent and Certificate Registrar.
Wells Fargo Bank, National Association, as Securities Administrator, shall act as the initial Paying Agent and Certificate Registrar. Each of the Paying Agent and the Certificate Registrar may resign upon thirty (30) days' prior written notice to the Trustee; provided hereto that no such resignation shall be effective until the appointment of a successor paying agent or certificate registrar. In the event the Paying Agent and/or the Certificate Registrar resigns or is removed by the Trustee for cause, the Trustee may appoint a successor paying agent or certificate registrar, as applicable. The Trustee shall cause such successor paying agent, if other than the Trustee or the Master Servicer or the Securities Administrator, to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee that such paying agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders.

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                                   ARTICLE VI
                         PAYMENTS TO CERTIFICATEHOLDERS

         Section 6.01 Distributions on the Certificates.

         (a) Interest and (as applicable) principal on the Certificates (other than the Residual Certificates) will be distributed monthly on each Distribution Date, commencing in August 2005, in an aggregate amount equal to the Available Funds for such Distribution Date.

         On the first Distribution Date, an amount equal to the Deposit Amount shall be distributed to the Residual Certificates, pro rata, in reduction of their Current Principal Amounts, until their respective Current Principal Amounts are reduced to zero.

         (A) On each Distribution Date, the Group I Available Funds will be distributed to the Group I Senior Certificates (other than the Residual Certificates) as follows:

         first, to the Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates and the Class X-1 Certificates, the Accrued Certificate Interest on each such Class of Certificates for such Distribution Date, pro rata, based on the Accrued Certificate Interest owed to each such Class of Certificates; provided, however, that the amount of Accrued Certificate Interest paid to the Class X-1 Certificates pursuant to this clause will be reduced by the aggregate amount of any Group I Senior Carryover Shortfall Amounts for that Distribution Date on the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates, which amount will be deposited on such Distribution Date in the Group I Senior Carryover Shortfall Reserve Fund for distribution to the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates, as set forth in subparagraph second below and in clause (F) below; and provided further, that the amount of Accrued Certificate Interest paid to the Class X-1 Certificates pursuant to this clause on each Distribution Date will be reduced by the amount necessary to replenish the Class I-A Supplemental Fund (to the extent of the amount paid from the Class I-A Supplemental Fund on the initial Distribution Date), which amount will be deposited on such Distribution Date into the Class I-A Supplemental Fund for distribution as set forth in Section 4.08. In addition, Accrued Certificate Interest on the Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates and the Class X-1 Certificates is subject to reduction in the event of certain Net Interest Shortfalls, the interest portion of Realized Losses and Net Deferred Interest on the Group I Mortgage Loans allocable thereto. Any Net Interest Shortfalls, the interest portion of Realized Losses and Net Deferred Interest on the Group I Mortgage Loans shall be allocated among the Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates and the Class X-1 Certificates in accordance with the provisions of Section 6.02(g);

         second, to the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates, any Group I Senior Carryover Shortfall Amounts due to such Certificates (in accordance with Section 6.01(a)(F) below) to the extent such amount was deducted from the Accrued Certificate Interest on the Class X-1 Certificates for such Distribution Date;

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         third, to the extent of remaining Group I Available Funds, to the Class
I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates and the Class X-1 Certificates, any Accrued Certificate Interest thereon pursuant to clause first remaining undistributed from previous Distribution
Dates (other than, with respect to the Class X-1 Certificates, any amounts pursuant to clause first deposited into the Group I Senior Carryover Shortfall Reserve Fund and the Class I-A Supplemental Fund), pro rata, based on the undistributed Accrued Certificate Interest owed to each such Class of Certificates; and

         fourth, to the extent of remaining Group I Available Funds, to the Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates and the principal component of the Class X-1 Certificates, pro rata, in reduction of the respective Current Principal Amount thereof, the remaining Group I Senior Optimal Principal Amount for such Distribution Date, until the respective Current Principal Amount of each such Class of Certificates (or, with respect to the Class X-1 Certificates, the Current Principal Amount of the principal component of such Class of Certificates) has been reduced to zero.

         (B) On each Distribution Date, the Group II Available Funds will be distributed to the Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates and the Class X-2 Certificates, as follows:

         first, to the Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates and the Class X-2 Certificates, the Accrued Certificate Interest on each such Class of Certificates for such Distribution Date, pro rata, based on the Accrued Certificate Interest owed to each such Class of Certificates; provided, however, that the amount of Accrued Certificate Interest paid to the Class X-2 Certificates pursuant to this clause will be reduced by the aggregate amount of any Group II Senior Carryover Shortfall Amounts for that Distribution Date on the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates, which amount will be deposited on such Distribution Date in the Group II Senior Carryover Shortfall Reserve Fund for distribution to the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates as set forth in subparagraph second below and in clause (G) below; and provided further, that the amount of Accrued Certificate Interest paid to the Class X-2 Certificates pursuant to this clause on each Distribution Date will be reduced by the amount necessary to replenish the Class II-A Supplemental Fund (to the extent of the amount paid from the Class II-A Supplemental Fund on the initial Distribution Date), which amount will be deposited on such Distribution Date into the Class II-A Supplemental Fund for distribution as set forth in Section 4.09. In addition, as described below, Accrued Certificate Interest on the Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates and the Class X-2 Certificates is subject to reduction in the event of certain Net Interest Shortfalls, the interest portion of Realized Losses and Net Deferred Interest on the Group II Mortgage Loans allocable thereto. Any Net Interest Shortfalls, the interest portion of Realized Losses and Net Deferred Interest on the Group II Mortgage Loans shall be allocated among the Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates and the Class X-2 Certificates in accordance with the provisions of Section 6.02(g);

         second, to the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates, any Group II Senior Carryover Shortfall Amounts due to such Certificates (in

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accordance with Section 6.01(a)(G) below) to the extent such amount was deducted from the Accrued Certificate Interest on the Class X-2 Certificates for such Distribution Date;

         third, to the extent of remaining Group II Available Funds, to the Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates and the Class X-2 Certificates, any Accrued Certificate Interest thereon pursuant to clause first remaining undistributed from previous Distribution Dates (other than, with respect to the Class X-2 Certificates, any amounts pursuant to clause first deposited into the Group II Senior Carryover Shortfall Reserve Fund and the Class II-A Supplemental Fund), pro rata, based on the undistributed Accrued Certificate Interest owed to each such Class of Certificates; and

         fourth, to the extent of remaining Group II Available Funds, to the Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates and the principal component of the Class X-2 Certificates, pro rata, in reduction of the respective Current Principal Amount thereof, the Group II Senior Optimal Principal Amount for such Distribution Date, until the respective Current Principal Amount of each such Class of Certificates (or, with respect to the Class X-2 Certificates, the Current Principal Amount of the principal component of such Class of Certificates) has been reduced to zero.

         (C) Except as provided in paragraphs (D) and (E) below, on each Distribution Date on or prior to the Cross-Over Date, an amount equal to the sum of the remaining Group I Available Funds and Group II Available Funds after the distributions in paragraphs (A) and (B) above will be distributed with respect to clause (d) below, to the Class M-X Certificates, and will be distributed with respect to clauses (a), (b), (c) and (e) below, sequentially, in the following order, to the Class M-X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in each case up to an amount equal to and in the following order:
(a) the Accrued Certificate Interest thereon for such Distribution Date, (b) the Subordinate Carryover Shortfall Amount due such class of Class M Certificates and Class B certificates (in accordance with Section 6.01(a)(H) below) to the extent such amount was deducted from the Accrued Certificate Interest on the Class M-X certificates for such Distribution Date, (c) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, (d) in reduction of the Current Principal Amount of the principal component of the Class M-X Certificates, in an amount not to exceed the Subordinate Optimal Principal Amount for such Distribution Date, until the Current Principal Amount of the principal component of the Class M-X Certificates has been reduced to zero and (e) such Class of Certificates' Allocable Share for such Distribution Date, in each case, to the extent of the remaining Group I Available Funds and Group II Available Funds.

         (D) On each Distribution Date prior to the Cross-Over Date but after the reduction of the respective Current Principal Amount of any of the Group I Senior Certificates (other than the Residual Certificates) or the Group II Senior Certificates to zero, the remaining Classes of Senior Certificates (other than the Residual Certificates) will be entitled to receive on a pro rata basis in reduction of their Current Principal Amounts, in addition to any Principal Prepayments related to such remaining Classes of Senior Certificates' respective Loan Group allocated to such Senior Certificates, 100% of the Principal Prepayments on any Mortgage Loan in the Loan Group relating to such fully repaid Classes of Group I Senior Certificates or Group II Senior Certificates; provided, however, that if (A) the weighted average of the Subordinate Percentages

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on such Distribution Date equals or exceeds two times the initial weighted average of the Subordinate Percentages and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Subordinate Certificates, does not exceed 100%, then the additional allocation of Principal Prepayments to such Group I Senior Certificates and Group II Senior Certificates in accordance with this clause (D) will not be made and 100% of the Principal Prepayments on any Mortgage Loan in the Loan Group relating to such fully prepaid Classes of Group I Senior Certificates or Group II Senior Certificates will be allocated on a pro rata basis to the Subordinate Certificates.

         (E) If on any Distribution Date the aggregate Current Principal Amount of the Group I Senior Certificates (other than the Residual Certificates) or the Group II Senior Certificates would be greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group and any Subordinate Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, then (i) 100% of amounts otherwise allocable to the Subordinate Certificates in respect of principal collections on the Mortgage Loans will be distributed to the Group I Senior Certificates or the Group II Senior Certificates (other than the Residual Certificates), on a pro rata basis, in reduction of the respective Current Principal Amount thereof, until the aggregate Current Principal Amount of such Classes of Senior Certificates is an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group, and (ii) the Accrued Certificate Interest otherwise allocable to the Subordinate Certificates on such Distribution Date will be reduced, if necessary, and distributed on a pro rata basis to such Classes of Senior Certificates in an amount equal to the Accrued Certificate Interest for such Distribution Date on the excess of (x) the aggregate Current Principal Amount of such Classes of Senior Certificates over
(y) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group. Any such reduction in the Accrued Certificate Interest on the Subordinate Certificates will be allocated on a pro rata basis in reverse order of the payment priority of the Subordinate Certificates, commencing with the Class B-6 Certificates.

         (F) On each Distribution Date, any amounts in the Group I Senior Carryover Shortfall Reserve Fund will be distributed to the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class I-A-3 Certificates, pro rata based on unpaid Group I Senior Carryover Shortfall Amounts on each such Class of Certificates, up to an amount equal to any unpaid Group I Carryover Shortfall Amounts with respect to the respective Classes of Certificates.

         (G) On each Distribution Date, any amounts in the Group II Senior Carryover Shortfall Reserve Fund will be distributed to the Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates, pro rata based on unpaid Group II Senior Carryover Shortfall Amounts on each such Class of Certificates, up to an amount equal to any unpaid Group II Senior Carryover Shortfall Amounts with respect to the respective Classes of Certificates.

         (H) (a) On each Distribution Date, any amounts in the Subordinate Carryover Shortfall Reserve Fund will be distributed sequentially to the Class M-1, Class M-2, Class M-3,

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Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4,
Class B-5 and Class B-6 certificates, up to an amount equal to any unpaid Subordinate Carryover Shortfall Amounts with respect to such Class or Classes of Certificates, to the extent of the amounts deducted from the Accrued Certificate Interest on the Class M-X Certificates.

         (b) If, after distributions have been made pursuant to priorities first, second and third of clause (A) above or clause (B) above on any Distribution Date, the remaining Group I Available Funds or Group II Available Funds, respectively, are less than the Group I Senior Optimal Principal Amount and Group II Senior Optimal Principal Amount, respectively, then such respective Senior Optimal Principal Amounts shall be reduced, and such remaining respective Available Funds will be distributed as principal to the related Senior Certificates (other than the Residual Certificates), pro rata, based on their respective Current Principal Amount.

         (c) "Pro rata" principal distributions among Classes of Certificates will be made in proportion to the then Current Principal Amounts of such Classes of Certificates. "Pro rata" interest distributions among Classes of Certificates that bear interest on any Distribution Date will be made in proportion to the Accrued Certificate Interest payable on such Distribution Date.

         (d) On each Distribution Date, any Available Funds remaining after payment of interest and principal to the Classes of Certificates entitled thereto, as described above, will be distributed to the Class R-III Certificates; provided that if on any Distribution Date there are any Group I Available Funds or Group II Available Funds remaining after payment of interest and principal to a Class or Classes of Certificates entitled thereto, such amounts will be distributed to the other Classes of Senior Certificates (other than the Residual Certificates), pro rata, based upon their respective Current Principal Amount, until all amounts due to all such Classes of Senior Certificates (other than the Residual Certificates) have been paid in full, before any amounts are distributed to the Class R-III Certificates.

         (e) [Reserved.]

         (f) No Accrued Certificate Interest will be payable with respect to any Class or Classes of Certificates that bears interest after the Distribution Date on which the Current Principal Amount of such Certificate or Certificates or Notional Amount of such Certificate or Certificates has been reduced to zero.

         (g) (i) If on any Distribution Date the Group I Available Funds or Group II Available Funds for the Group I Senior Certificates (other than the Residual Certificates) and the Group II Senior Certificates, respectively, in any Certificate Group are less than the Accrued Certificate Interest on the related Senior Certificates for such Distribution Date prior to reduction for Net Interest Shortfalls and the interest portion of Realized Losses on the related Mortgage Loans, then the shortfall and any Net Deferred Interest will be allocated among the holders of each Class of related Senior Certificates (other than the Residual Certificates) in such Certificate Group and related Class X Certificates (as applicable) in proportion to the respective amounts of Accrued Certificate Interest for such Distribution Date that would have been allocated thereto in the absence of such Net Interest Shortfall, Net Deferred Interest and/or Realized Losses on the related Mortgage Loans for such Distribution Date. In addition, the amount of any interest

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shortfalls (not including Interest Shortfalls) will constitute unpaid Accrued
Certificate Interest and will be distributable to holders of the Certificates of the related Classes (other than the Residual Certificates) entitled to such amounts on subsequent Distribution Dates, to the extent of the Available Funds allocable to the related Certificate Group and remaining after current interest distributions as required herein. Any such amounts so carried forward will not bear interest. Any interest shortfalls will not be offset by a reduction in the servicing compensation of the Master Servicer, the Servicers or otherwise, except to the extent of applicable Compensating Interest Payments.

         (h) The expenses and fees of the Trust shall be paid by each of the REMICs, to the extent that such expenses relate to the assets of each of such respective REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of the REMICs.

         Section 6.02 Allocation of Losses and Subsequent Recoveries.

         (a) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

         (b) With respect to any Certificates (other than the Residual Certificates) on any Distribution Date, the principal portion of each Realized Loss on a Mortgage Loan shall be allocated as follows:

         first, to the Class B-6 Certificates until the Current Principal Amount thereof has been reduced to zero;

         second, to the Class B-5 Certificates until the Current Principal Amount thereof has been reduced to zero;

         third, to the Class B-4 Certificates until the Current Principal Amount thereof has been reduced to zero;

         fourth, to the Class B-3 Certificates until the Current Principal Amount thereof has been reduced to zero;

         fifth, to the Class B-2 Certificates until the Current Principal Amount thereof has been reduced to zero;

         sixth, to the Class B-1 Certificates until the Current Principal Amount thereof has been reduced to zero;

         seventh, to the Class M-6 Certificates until the Current Principal Amount thereof has been reduced to zero;

         eighth, to the Class M-5 Certificates until the Current Principal Amount thereof has been reduced to zero;

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         ninth, to the Class M-4 Certificates until the Current Principal Amount thereof has been reduced to zero;

         tenth, to the Class M-3 Certificates until the Current Principal Amount thereof has been reduced to zero;

         eleventh, to the Class M-2 Certificates until the Current Principal Amount thereof has been reduced to zero;

         twelfth, to the Class M-1 Certificates until the Current Principal Amount thereof has been reduced to zero; and

         thirteenth, after the Cross-over Date, (i) the principal portion of Realized Losses on the Mortgage Loans in Loan Group I will be allocated on any Distribution Date after the Cross-over Date, concurrently, to (A) the principal component of the Class X-1 Certificates, until the Current Principal Amount of such Class of Certificates has been reduced to zero, and (B) the Class I-A-3 Certificates, the Class I-A-2 Certificates and the Class I-A-1 Certificates, sequentially in that order, until the Current Principal Amount of each such respective Class of Certificates has been reduced to zero, and (ii) the principal portion of Realized Losses on the Mortgage Loans in Loan Group II will be allocated on any Distribution Date after the Cross-over Date, concurrently, to (A) the principal component of the Class X-2 Certificates, until the Current Principal Amount thereof has been reduced to zero, and (B) the Class II-A-3 Certificates, the Class II-A-2 Certificates and the Class II-A-1 Certificates, sequentially in that order, until the Current Principal Amount of each such respective Class of Certificates has been reduced to zero.

         (c) Notwithstanding the foregoing clause (b), (i) no reduction of the Current Principal Amount of any Class of Group I Senior Certificates (other than the Residual Certificates) or Group II Senior Certificates shall be made on any Distribution Date on account of Realized Losses on the Mortgage Loans in the related Loan Group to the extent that such reduction would have the effect of reducing the aggregate Current Principal Amount of all Certificates (other than the Residual Certificates) in the related Certificate Group as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on the Mortgage Loans in the related Loan Group on such date, to an amount less than the aggregate Scheduled Principal Balance of all of the Mortgage Loans in the related Loan Group as of the first day of the month during which such Distribution Date occurs, and (ii) no reduction of the Current Principal Amount of any Class of Subordinate Certificates shall be made on any Distribution Date on account of Realized Losses on the Mortgage Loans to the extent that such reduction would have the effect of reducing the aggregate Current Principal Amount of all Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on the Mortgage Loans on such date, to an amount less than the aggregate Scheduled Principal Balance of all of the Mortgage Loans as of the first day of the month during which such Distribution Date occurs (the limitations set forth in such clauses (i) and (ii), the "Loss Allocation Limitation").

         (d) The principal portion of any Realized Losses on the Mortgage Loans allocated to a Class of Certificates (other than the Residual Certificates) shall be allocated among the Certificates of such Class (other than the Residual Certificates) in proportion to their respective

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Current Principal Amounts. Once the Senior Certificates (other than, as applicable, the Residual Certificates) of a Certificate Group have been reduced to zero, the principal portion of Realized Losses on the Mortgage Loans in the related Loan Group (if any) will be allocated on a pro rata basis to the remaining Senior Certificates (other than, as applicable, the Residual Certificates) of the other Certificate Group. Within each Certificate Group, the principal portion of Realized Losses on the related Mortgage Loans will be allocated to each Certificate (other than, as applicable, the Residual Certificates) pro rata based upon the respective Current Principal Amount of such Certificate. The principal portion of any allocation of Realized Losses on the Mortgage Loans shall be accomplished by reducing the Current Principal Amount of the related Certificates on the related Distribution Date.

         (e) Realized Losses on the Mortgage Loans shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

         (f) On each Distribution Date, the Securities Administrator shall determine and notify the Paying Agent of the Subordinate Certificate Writedown Amount. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Current Principal Amount of (i) with respect to the Subordinate Certificate Writedown Amount, if prior to the Cross-Over Date, the Subordinate Certificates, in the reverse order of their payment priority and
(ii) from and after the Cross-Over Date, the Senior Certificates (other than the Residual Certificates), which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

         (g) (i) The applicable Senior Percentage of any Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act or similar state law will be allocated among the Senior Certificates (other than the Residual Certificates) in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The applicable Subordinate Percentage of any Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act or similar state law will be allocated sequentially to the Subordinate Certificates, beginning with the Subordinate Certificates with the highest payment priority, in proportion to the respective amounts of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The principal portion of any Realized Losses with respect to the Group I Mortgage Loans or Group II Mortgage Loans occurring on or prior to the Cross-Over Date will not be allocated among any Senior Certificates, but will reduce the amount of Group I Available Funds or Group II Available Funds, respectively, available for distribution on the related Distribution Date. As a result of the subordination of the Subordinate Certificates in right of distribution, such Realized Losses on the Mortgage Loans will be borne by the Subordinate Certificates in inverse order of their payment priority. Following the Cross-Over Date, the principal portion of Realized Losses on the Mortgage Loans will be allocated as set forth in Section 6.02(d) above.

         (ii) The principal portion of Debt Service Reductions will not be allocated in reduction of the Current Principal Amount of any Class of Certificates. However, after the Cross-over Date, the amounts distributable to the Senior Certificates (other than the Residual Certificates) under clause (1) of the definition of Senior Optimal Principal Amount for the Senior Certificates (other than the Residual Certificates) of each Certificate Group and

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distributable to the Subordinate Certificates under clause (1) of the definition of Subordinate Optimal Principal Amount will be reduced by the amount of any Debt Service Reductions applicable to the Mortgage Loans of the related Loan Group. Regardless of when they occur, Debt Service Reductions may reduce the amount of Available Funds for a Loan Group that would otherwise be available for distribution on a Distribution Date. As a result of the subordination of the Subordinate Certificates in right of distribution to the Senior Certificates, any Debt Service Reductions relating to the Mortgage Loans prior to the Cross-over Date will be borne by the Subordinate Certificates (to the extent then outstanding) in inverse order of their respective payment priority.

         (h) In addition, in the event that the Paying Agent receives any Subsequent Recoveries on the Mortgage Loans from a Servicer, the Paying Agent shall deposit such funds into the Distribution Account pursuant to Section 4.01(c)(ii). If, after taking into account such Subsequent Recoveries on the Mortgage Loans, the amount of a Realized Loss on a Mortgage Loan is reduced, the amount of such Subsequent Recoveries will be applied to increase the Current Principal Amount of the Class or Classes of Subordinate Certificates with the highest payment priority, to which Realized Losses on the Mortgage Loans have been allocated, but not by more than the amount of Realized Losses on the Mortgage Loans previously allocated to that Class or Classes of Subordinate Certificates pursuant to Section 6.02. The amount of any Subsequent Recoveries on the Mortgage Loans following the application set forth in the immediately preceding sentence will be applied to sequentially increase the Current Principal Amount of the Subordinate Certificates, beginning with the Class of Subordinate Certificates with the next highest payment priority, up to the amount of such Realized Losses on the Mortgage Loans previously allocated to such Class or Classes of Certificates pursuant to this Section 6.02. Holders of such Certificates will not be entitled to any payments in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Current Principal Amount of each Subordinate Certificate of such Class of Certificates, in accordance with its respective Fractional Undivided Interest.

         Section 6.03 Payments.

         (a) On each Distribution Date, other than the final Distribution Date, the Paying Agent shall distribute, to the extent of funds then on deposit in the Distribution Account, to each Certificateholder of record on the directly preceding Record Date (other than each Certificateholder of record of the Residual Certificates) the Certificateholder's pro rata share of its Class of Certificates (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class of Certificates, based on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall calculate the amount to be distributed to each Class of Certificates and, based on such amounts, the Securities Administrator shall determine the amount to be distributed to each Certificateholder. All of the Securities Administrator's calculations of payments shall be based solely on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

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         (b) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Paying Agent on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Paying Agent specified in the notice to Certificateholders of such final payment.

         Section 6.04 Statements to Certificateholders.

         (a) Concurrently with each distribution to Certificateholders, the Securities Administrator shall make available to the parties hereto and each Certificateholder via the Securities Administrator's internet website as set forth below, the following information, expressed with respect to clauses (i) through (vii) in the aggregate and as a Fractional Undivided Interest representing an initial Current Principal Amount of $1,000, in the case of the Class X Certificates, a Notional Amount of $1,000, or in the case of the Residual Certificates, an initial Current Principal Amount of $50:

                  (i) the Current Principal Amount or Notional Amount, as applicable, of each Class of Certificates immediately prior to such Distribution Date;

                  (ii) the amount of the distribution allocable to principal on each applicable Class of Certificates;

                  (iii) the aggregate amount of interest accrued at the related Pass-Through Rate with respect to each Class during the related Interest Accrual Period;

                  (iv) any Carryover Shortfall, any Carryover Shortfall Amounts, the Net Interest Shortfall and any other adjustments to interest at the related Pass-Through Rate necessary to account for any difference between interest accrued and aggregate interest distributed with respect to each Class of Certificates (other than the Residual Certificates);

                  (v) the amount of the distribution allocable to interest on each Class of Certificates that bears interest;

                  (vi) the Pass-Through Rates for each Class of Certificates with respect to such Distribution Date;

                  (vii) the Current Principal Amount or Notional Amount of each Class of Certificates after such Distribution Date;

                  (viii) the amount of any Monthly Advances, Compensating Interest Payments and outstanding unreimbursed advances by the Master Servicer or the Trustee included in such distribution, separately stated for each Loan Group;

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                  (ix) the aggregate amount of any Realized Losses on the
         Mortgage Loans (listed separately for each category of Realized Loss and for each Loan Group) and Subsequent Recoveries on the Mortgage Loans during the related Prepayment Period and cumulatively since the Cut-off Date with respect to the Initial Mortgage Loans, and cumulatively since the related Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans, as the case may be, and the amount and source (separately identified) of any distribution in respect thereof included in such distribution;

                  (x) with respect to each Mortgage Loan which incurred a Realized Loss during the related Prepayment Period, (a) the loan number, (b) the Scheduled Principal Balance of such Initial Mortgage Loan as of the Cut-off Date or such Subsequent Mortgage Loan as of the related Subsequent Cut-off Date, as the case may be, (c) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, (d) the Net Liquidation Proceeds with respect to such Mortgage Loan and (e) the amount of the Realized Loss with respect to such Mortgage Loan;

                  (xi) with respect to each Loan Group, the amount of Scheduled Principal and Principal Prepayments (including but separately identifying the principal amount of principal prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with substitutions of Mortgage Loans and Net Liquidation Proceeds) and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period, and cumulatively since the Cut-off Date with respect to the Initial Mortgage Loans, and cumulatively since the related Subsequent Cut-off Date with respect to the related Subsequent Mortgage Loans, as the case may be;

                  (xii) the number of Mortgage Loans (excluding REO Property) in each Loan Group remaining in the Trust Fund as of the end of the related Prepayment Period;

                  (xiii) information for each Loan Group and in the aggregate regarding any Mortgage Loan delinquencies as of the end of the related Prepayment Period, including the aggregate number and aggregate Outstanding Principal Balance of Mortgage Loans (a) delinquent 30 to 59 days on a contractual basis, (b) delinquent 60 to 89 days on a contractual basis, and (c) delinquent 90 or more days on a contractual basis, in each case as of the close of business on the last day of the immediately preceding month;

                  (xiv) for each Loan Group, the number of Mortgage Loans in the foreclosure process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

                  (xv) for each Loan Group, the number and aggregate Outstanding Principal Balance of all Mortgage Loans as to which the Mortgaged Property was REO Property as of the end of the related Due Period;

                  (xvi) the book value (the sum of (A) the Outstanding Principal Balance of the related Mortgage Loan and (B) accrued interest through the date of foreclosure, minus (C) foreclosure expenses) of any REO Property in each Loan Group; provided that, in the

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         event that such information is not available to the Securities
         Administrator on the Distribution Date, such information shall be furnished promptly after it becomes available;

                  (xvii) the amount of Realized Losses on the Mortgage Loans allocated to each Class of Certificates (other than the Residual Certificates) since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

                  (xviii) the Average Loss Severity Percentage for each Loan Group;

                  (xix) the then applicable Group I Senior Percentage and Group II Senior Percentage, Group I Senior Prepayment Percentage and Group II Senior Prepayment Percentage, Group I Subordinate Percentage and Group II Subordinate Percentage, and Group I Subordinate Prepayment Percentage and Group II Subordinate Prepayment Percentage;

                  (xx) the amount withdrawn from the Group I Pre-Funding Account and from the Group I Interest Coverage Account, respectively, and used to make payments to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificateholders on that Distribution Date, the amount remaining on deposit in the Group I Pre-Funding Account and in the Group I Interest Coverage Account, respectively, following such Distribution Date, and the amount withdrawn from the Group I Pre-Funding Account and used to buy Group I Subsequent Mortgage Loans prior to such Distribution Date;

                  (xxi) the amount withdrawn from the Group II Pre-Funding Account and from the Group II Interest Coverage Account, respectively, and used to make payments to the Class II-A-1, Class II-A-2 and Class II-A-3 Certificateholders on that Distribution Date, the amount remaining on deposit in the Group II Pre-Funding Account and in the Group II Interest Coverage Account, respectively, following such Distribution Date, and the amount withdrawn from the Group II Pre-Funding Account and used to buy Group II Subsequent Mortgage Loans prior to such Distribution Date; and

                  (xxii) the amount of any Subsequent Recovery on the Mortgage Loans for such Distribution Date, and the amount by which the Current Principal Amount of each Class of Subordinate Certificates was increased as a result thereof.

         The information set forth above shall be calculated or reported, as the case may be, by the Securities Administrator, based solely on, and to the extent of, information provided to the Securities Administrator by the Master Servicer. The Securities Administrator may conclusively rely on such information and shall not be required to confirm, verify or recalculate any such information.

         The Securities Administrator may make available each month, to any interested party, the monthly statement to Certificateholders via the Securities Administrator's website initially located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The

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Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

         To the extent timely received from the Securities Administrator, the Trustee will also make monthly statements available each month to certificateholders via the Trustee's internet website. The Trustee's internet website will initially be located at www.jpmorgan.com/sfr. Assistance in using the Trustee's website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

         (b) By March 31 of each year beginning in 2006, the Trustee will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and (a)(v) above with respect to the Certificates, plus information with respect to the amount of servicing compensation and such other customary information as the Securities Administrator may determine and advise the Trustee to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to the requirements of the Code.

         Section 6.05 Monthly Advances. Pursuant to the related Servicing Agreement, each Servicer will make Monthly Advances. Each such Monthly Advance shall be remitted to the Distribution Account no later than 1:00 p.m. Eastern time on the Distribution Account Deposit Date in immediately available funds. Subject to the Master Servicer's recoverability determination, in the event that the related Servicer fails to make a required Monthly Advance, the Master Servicer shall be required to remit the amount of such Monthly Advance to the Distribution Account. The Master Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Monthly Advance or a lesser portion of such Monthly Advance would constitute a Nonrecoverable Advance, on the related Distribution Account Deposit Date the Master Servicer shall deliver
(i) to the Paying Agent for the benefit of the Certificateholders funds constituting the remaining portion of such Monthly Advance, if applicable, and
(ii) to the Trustee an Officer's Certificate setting forth the basis for such determination.

         The Master Servicer and each Servicer shall be entitled to be reimbursed from the Distribution Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 4.03. The obligation to make Monthly Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 6.05.

         Subject to and in accordance with the provisions of Article VIII hereof, in the event the Master Servicer fails to make such Monthly Advance, then the Trustee, as the successor Master

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Servicer, shall be obligated to make such Monthly Advance, subject to the provisions of this Section 6.05.

         Section 6.06 Compensating Interest Payments. Upon timely notice by the Securities Administrator, the Master Servicer shall deposit in the Distribution Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the sum of the amounts required to be paid by each Servicer under the related Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfall with respect to the Mortgage Loans for the related Distribution Date, and not so paid by such Servicers and (ii) the Master Servicing Compensation for such Distribution Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

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                                   ARTICLE VII
                               THE MASTER SERVICER

         Section 7.01 Liabilities of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 7.02 Merger or Consolidation of the Master Servicer.

         (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03 Indemnification of the Trustee, the Custodian and the Securities Administrator.

         (a) The Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after the Indemnified Person shall have, with respect to such claim or legal action, knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder, except to the extent that the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer, the Custodian or the Securities Administrator and the termination of this Agreement.

         (b) The Depositor will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise covered by the Master Servicer's indemnification pursuant to Subsection (a) above.

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         (c) The Securities Administrator agrees to indemnify the Indemnified
Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator's failure to prepare and file a Form 10-K in accordance with Section 3.18, (ii) by reason of the Securities Administrator's willful misfeasance, bad faith or gross negligence in the performance of its obligations pursuant to Section 3.18 or (iii) by reason of the Securities Administrator's reckless disregard of its obligations pursuant to Section 3.18 (including, without limitation, in respect of any powers of attorney furnished to the Securities Administrator), provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have knowledge with respect to such claim or legal action. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

         Section 7.04 Limitations on Liability of the Master Servicer and Others. Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Master Servicer, the Custodian and any director, officer, employee or agent of the Master Servicer or the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Certificates or the Servicing Agreements (except to the extent that the Master Servicer is indemnified by the related Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or to the Custodian's failure to perform its duties under the Custodial Agreement, respectively, or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the Custodial Agreement, as

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applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

         (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account as provided by Section 4.03. Nothing in this Subsection 7.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3.01.

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

         (f) The Master Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

         Section 7.05 Master Servicer Not to Resign. Except as provided in
Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until EMC or the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section 7.06 Successor Master Servicer. In connection with the appointment of any successor Master Servicer or the assumption of the duties of the Master Servicer, EMC or the Trustee may make such arrangements for the compensation of such successor Master Servicer out of payments on the Mortgage Loans as EMC or the Trustee and such successor Master Servicer shall agree. If the successor Master Servicer does not agree that such market value is a fair price, such successor Master Servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family Mortgage Loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

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         Section 7.07 Sale and Assignment of Master Servicing. The Master
Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and EMC may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person or shall be an Affiliate of a Person which shall be qualified to service Mortgage Loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as Master Servicer under this Agreement and any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; (iii) the Master Servicer assigning and delegating its rights and obligations hereunder shall deliver to the Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and (iv) in the event the Master Servicer is terminated without cause by EMC, EMC shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

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                                  ARTICLE VIII
                                     DEFAULT

         Section 8.01 "Event of Default" wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

                  (i) The Master Servicer fails to deposit in the Distribution Account any amount so required by it to be deposited pursuant to this Agreement (other than any Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

                  (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days (or, in the case of a breach of its obligation to provide a Master Servicer Certification pursuant to Section 3.18, for a period of five days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

                  (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                  (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

                  (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07; or

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                  (vi) The Master Servicer fails to deposit, or cause to be
         deposited, on the Distribution Date in the Distribution Account any Monthly Advance (other than a Nonrecoverable Advance) required to be made with respect to such Distribution Date.

In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee, if given by such Certificateholders), with a copy to the Rating Agencies, and with the consent of EMC, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 8.02 and to bankruptcy, insolvency or similar laws, if applicable, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust, and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties hereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 8.01 shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Trustee shall act as provided in Section 8.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 8.01. Any such action taken by the Trustee must be taken prior to the distribution on the relevant Distribution Date.

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         Section 8.02 Trustee to Act; Appointment of Successor.

         (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 8.01 or an Opinion of Independent Counsel pursuant to
Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that EMC shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided, further, however, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 7.06, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, of such Rating Agency on each of the Certificates will not be downgraded, qualified or withdrawn as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section
7.06 shall apply, no such compensation shall be in excess of that permitted the Trustee under this Subsection 8.02(a), and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) If the Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of
Article IX shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of all other provisions of this Agreement and the respective Servicing Agreements relating to the Master Servicer, including the provisions of Article VII, however, shall apply to it in its capacity as successor Master Servicer.

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         Section 8.03 Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, and to the Rating Agencies.

         Section 8.04 Waiver of Defaults. The Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default known to the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Trustee. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made of any required distribution on the Certificates, which default may only be waived by Holders of Certificates evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

         Section 8.05 List of Certificateholders. Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

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                                   ARTICLE IX
             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

         Section 9.01 Duties of Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee and the Securities Administrator pursuant to any provision of this Agreement, the Trustee and the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; and provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) On each Distribution Date, the Paying Agent shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 6.01 and 10.01 herein based on the report of the Securities Administrator.

         (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

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                  (ii) Neither the Trustee nor the Securities Administrator
         shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

                  (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

                  (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                  (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                  (vii) None of the Securities Administrator, EMC or the Trustee shall be responsible for the acts or omissions of the other, the Master Servicer or any Servicer, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

         Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under the Servicing Agreements, except during such time, if any, as the Trustee shall be the successor to, and be vested with the

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rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

         (e) All funds received by the Master Servicer, the Securities Administrator and the Paying Agent and required to be deposited in the Distribution Account, the Yield Maintenance Account, the Class I-A Supplemental Fund, the Class II-A Supplemental Fund, the Group I Senior Carryover Shortfall Reserve Fund, the Group II Senior Carryover Shortfall Reserve Fund, the Subordinate Carryover Shortfall Reserve Fund, the Group I Pre-Funding Account, the Group I Pre-Funding Reserve Account, the Group I Interest Coverage Account, the Group II Pre-Funding Account, the Group II Pre-Funding Reserve Account and the Group II Interest Coverage Account, as the case may be, pursuant to this Agreement will be promptly so deposited by the Master Servicer, the Securities Administrator or the Paying Agent, as applicable.

         (f) Except for those actions that the Trustee or the Securities Administrator is required to take hereunder, neither the Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         Section 9.02 Certain Matters Affecting the Trustee and the Securities Administrator. Except as otherwise provided in Section 9.01:

                  (i) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of a Depositor, Master Servicer or Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee and the Securities Administrator may consult with counsel, and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel:

                  (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to Section 8.02(b), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

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                  (iv) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                  (vi) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld or delayed. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

                  (vii) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under Subsection 4.01(b) or Section 4.02, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions;

                  (viii) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its negligence, negligent failure to act or willful misconduct in the performance of any such act;

                  (ix) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07; and

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                  (x) Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Seller pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the related Subsequent Mortgage Loan Purchase Agreement, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 9.03 Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the signature of the Trustee, and the countersignature of the Certificate Registrar, on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of the Certificates (other than the signature of the Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.04. The Trustee's signature on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. Neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of Section 2.05, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement, other than any continuation statements required to be filed by the Trustee pursuant to Section 3.20.

         Section 9.04 Trustee and Securities Administrator May Own Certificates. Each of the Trustee and the Securities Administrator, in its individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

         Section 9.05 Trustee's and Securities Administrator's Fees and Expenses. The fees and expenses of the Trustee and the Securities Administrator shall be paid in accordance with a side letter agreement. In addition, the Trustee and the Securities Administrator will be entitled to

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recover from the Distribution Account pursuant to Section 4.03 all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, or any of their respective directors, officers, employees or agents in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator, respectively, or any of their respective directors, officers, employees or agents in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its or their negligence, negligent failure to act or intentional misconduct or which is the responsibility of the Certificateholders or the Trust Fund hereunder. If funds in the Distribution Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         Section 9.06 Eligibility Requirements for Trustee, Paying Agent and Securities Administrator.

         The Trustee and any successor Trustee, the Paying Agent and any successor Paying Agent and the Securities Administrator and any successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by S&P with respect to their long-term rating and rated "BBB" or higher by S&P and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee, successor Paying Agent or successor Securities Administrator other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee, the Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee, the Paying Agent or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.07 Insurance. The Trustee, the Paying Agent and the Securities Administrator, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee, the Paying Agent or the Securities Administrator as to the Trustee's, the Paying Agent's or the Securities

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Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section 9.08 Resignation and Removal of the Trustee and Securities Administrator.

         (a) The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or successor Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable, and the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

         (b) If at any time (i) the Trustee, the Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of
Section 9.06 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee, the Paying Agent or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, and (B) the imposition of such tax would be avoided by the appointment of a different trustee or securities administrator, then the Depositor shall promptly remove the Trustee, or shall be entitled to remove the Paying Agent or the Securities Administrator, as applicable, and appoint a successor Trustee, Paying Agent or Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Master Servicer, the Trustee, the Paying Agent or Securities Administrator, as applicable, so removed, and the successor Trustee, Paying Agent or Securities Administrator, as applicable.

         (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee, the Paying Agent or the Securities Administrator and appoint a successor Trustee, Paying Agent or Securities Administrator by written instrument or instruments, in sextuplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Paying Agent, the Master Servicer, the Securities Administrator (if the Trustee is removed), the Trustee (if the Securities Administrator or the Paying Agent is removed), and the Trustee, Paying Agent or Securities Administrator so removed and the successor so appointed. Notice of any removal of the Trustee or the Securities Administrator shall be given to each Rating Agency by the Master Servicer or the successor trustee, or by the Securities Administrator or the successor securities administrator, as applicable. In the event that the Trustee, the Paying Agent or the Securities Administrator is removed by the Holders of

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Certificates in accordance with this Section 9.08(c), the Holders of such
Certificates shall be responsible for paying any compensation payable to a successor Trustee, successor Paying Agent or successor Securities Administrator, in excess of the amount paid to the predecessor Trustee, predecessor Paying Agent or predecessor Securities Administrator, as applicable.

         (d) No resignation or removal of the Trustee, the Paying Agent or the Securities Administrator and appointment of a successor Trustee, Paying Agent or Securities Administrator pursuant to any of the provisions of this Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee, Paying Agent or Securities Administrator as provided in Section 9.09.

         Section 9.09 Successor Trustee, Paying Agent and Successor Securities Administrator.

         (a) Any successor Trustee, Paying Agent or Securities Administrator appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee, Paying Agent or Securities Administrator, as applicable, and the Master Servicer an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee, Paying Agent or Securities Administrator shall then become effective and such successor Trustee, Paying Agent or Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee, Paying Agent or Securities Administrator herein. The predecessor Trustee, Paying Agent or Securities Administrator shall, after its receipt of payment of its outstanding fees and expenses with respect hereunder, promptly deliver to the successor Trustee, Paying Agent or Securities Administrator, as applicable, all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Trustee, Paying Agent or Securities Administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee, Paying Agent or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

         (b) No successor Trustee, Paying Agent or Securities Administrator shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Trustee, Paying Agent or Securities Administrator shall be eligible under the provisions of Section 9.06.

         (c) Upon acceptance of appointment by a successor Trustee, Paying Agent or Securities Administrator as provided in this Section 9.09, the successor Trustee, Paying Agent or Securities Administrator shall mail notice of the succession of such Trustee, Paying Agent or Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. EMC shall pay the cost of any such mailing by the successor Trustee, Paying Agent or Securities Administrator.

         Section 9.10 Merger or Consolidation of Trustee, Paying Agent or Securities Administrator.

         Any state bank or trust company or national banking association into which the Trustee, the Paying Agent or the Securities Administrator may be merged or converted or with which it

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may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee, the Paying Agent or the Securities Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, the Paying Agent or the Securities Administrator, respectively, shall be the successor of the Trustee, the Paying Agent or the Securities Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11 Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

         (b) If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Trustee shall have the power to make such appointment without the Depositor.

         (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

         (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee (except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer) and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

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         (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, or its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Section 9.12 Federal Information Returns and Reports to
Certificateholders; REMIC Administration.

         (a) For federal income tax purposes, the taxable year of each of REMIC I, REMIC II and REMIC III shall be a calendar year and the Securities Administrator shall maintain or cause the maintenance of the books of each such REMIC on the accrual method of accounting.

         (b) (i) The Securities Administrator shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, Federal tax information returns or elections required to be made hereunder with respect to each REMIC, the Trust Fund, if applicable, and the Certificates, containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using a constant prepayment assumption of 25% CPR). The Securities Administrator shall apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Securities Administrator shall timely prepare and file, and the Trustee shall sign, IRS Form 8811, and updated versions thereof, as required, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each REMIC. The Trustee shall make elections to treat each REMIC hereunder as a REMIC (which elections shall apply to the taxable period ending December 31, 2005 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe (and, if applicable, under applicable state and local law), and as described by the Securities Administrator. The Trustee shall sign all tax information returns

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filed pursuant to this Section 9.12 and any other returns as may be required by the Code. The Holder of the largest percentage interest of the Class R-I Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss.1.860F-4(d)) for REMIC I, the Holder of the largest percentage interest of the Class R-II Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss. 1.860F-4(d)) for REMIC II, and the Holder of the largest percentage interest of the Class R-III Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss. 1.860F-4(d)) for REMIC III. The Securities Administrator is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Securities Administrator as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each REMIC during such time as the Securities Administrator does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Securities Administrator from acting as agent for the Tax Matters Person, each of the Trustee and the Securities Administrator shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a Tax Matters Person for each REMIC, including designation of the Holder of a Residual Certificate to sign such returns or act as Tax Matters Person for each REMIC. Each Holder of a Residual Certificate shall be bound by this Section.

                  (ii) The Securities Administrator shall, to the extent that they are under its control, conduct matters relating to the assets of any REMIC hereunder at all times that any Certificates are outstanding so as to maintain its status as a REMIC under the REMIC Provisions. The Securities Administrator shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC hereunder. The Securities Administrator shall not permit the creation of any interests in REMIC III other than the Certificates. The Securities Administrator shall not receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement). The Securities Administrator shall not receive any income attributable to any asset which is neither a "qualified mortgage" nor a "permitted investment" within the meaning of the REMIC Provisions. The Securities Administrator shall not receive any contributions to any REMIC hereunder after the Startup Day that would be subject to tax under Section 860G(d) of the Code. The Securities Administrator shall not dispose of any assets of any REMIC hereunder at a gain if such disposition would be a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. As agent of each Tax Matters Person, the Securities Administrator shall, as and when necessary and appropriate, represent the related REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

         (c) The Securities Administrator shall provide, upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other

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than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, or any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member) and otherwise shall comply with all of the requirements of Section 860E(e) of the Code.

         (d) The Securities Administrator shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC or the Trust Fund.

         (e) Notwithstanding any other provision of this Agreement, the Trustee and the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee or the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or the Securities Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

         (f) The Trustee and the Securities Administrator agree to indemnify the Trust Fund and the Depositor for any taxes and costs, including, without limitation, any reasonable attorneys fees, imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer as a result of a breach of the Trustee's covenants or the Securities Administrator's covenants, respectively, set forth in this Section 9.12; provided, however, such liability and obligation to indemnify in this paragraph shall not be joint and several and neither the Trustee nor the Securities Administrator shall be liable or be obligated to indemnify the Trust Fund for the failure by the other to perform any duty under this Agreement or the breach by the other of any covenant in this Agreement.

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                                    ARTICLE X
                                   TERMINATION

         Section 10.01 Termination Upon Repurchase by the Depositor or its Designee or Liquidation of the Mortgage Loans.

         (a) Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Trustee, the Paying Agent, the Master Servicer, EMC and the Securities Administrator created hereby, other than the obligation of the Paying Agent to make payments to Certificateholders as hereinafter set forth, shall terminate upon the earlier of:

                  (i) in accordance with Section 10.01(c), the repurchase by or at the direction of the Depositor or its designee of all of the Mortgage Loans and all related REO Property remaining in the Trust at a price (the "Termination Purchase Price") equal to the sum of (a) 100% of the Outstanding Principal Balance of each Mortgage Loan (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed Monthly Advances made by the purchaser, together with interest at the applicable Mortgage Interest Rate accrued but unpaid to, but not including, the first day of the month of repurchase, (b) the appraised value of any related REO Property, less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not including, the first day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Depositor and the Trustee at the expense of the Depositor, (c) unreimbursed out-of pocket costs of the related Servicer and the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Monthly Advances, made on the Mortgage Loans prior to the exercise of such repurchase right, (d) any costs and damages incurred by the Trust and the Trustee in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws and (e) any unreimbursed costs and expenses of the Trustee, the Master Servicer and the Securities Administrator payable pursuant to Section 9.05; or

                  (ii) the later of (A) the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund and (B) the disposition of all property acquired upon foreclosure or acceptance of a deed in lieu of foreclosure with respect to any Mortgage Loan; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made; or

                  (iii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement.

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         (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

         (c) The right of the Depositor or its designee to repurchase all of the assets of the Trust Fund pursuant to Subsection 10.01(a)(i) above shall be exercisable only if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is equal to 10% or less of the sum of (x) the Cut-off Date Balance, (y) the Group I Pre-Funded Amount and (z) the Group II Pre-Funded Amount, or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor, the Trustee and the Securities Administrator, has determined that the REMIC status of a REMIC hereunder has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) or
(ii) above, the Depositor may elect to terminate REMIC I, REMIC II or REMIC III at any time, and upon such election, the Depositor or its designee shall repurchase all of the assets of the Trust Fund as described in Subsection 10.01(a)(i) above.

         (d) The Paying Agent shall give notice of any termination to the Certificateholders, with a copy to the Master Servicer, the Securities Administrator and the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified.

         (e) If the option of the Depositor to repurchase or cause the repurchase of all of the assets of the Trust Fund as described in Subsection
10.01 (a)(i) above is exercised, the Depositor and/or its designee shall deliver to the Paying Agent for deposit in the Distribution Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the Termination Purchase Price of the Mortgage Loans being repurchased on the related Distribution Date. Upon presentation and surrender of the Certificates by the Certificateholders, the Paying Agent shall distribute to the Certificateholders, as directed by the Securities Administrator in writing, an amount determined as follows: with respect to each Certificate (other than the Class R Certificates), the outstanding Current Principal Amount, plus with respect to each Certificate (other than the Class R Certificates), one month's interest thereon at the applicable Pass-Through Rate; and with respect to the Class R Certificates, the percentage interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Certificates (other than the Class R Certificates). If the proceeds with respect to the Group I Mortgage Loans are not sufficient to pay all of the Group I Senior Certificates (other than the Residual Certificates) in full, any such deficiency will be allocated first, to the Subordinate Certificates, in inverse order of their payment priority, and then to the Group I Senior Certificates (other than the Residual Certificates), in each case on a pro rata basis. If the proceeds with respect to the Group II

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Mortgage Loans are not sufficient to pay all of the Group II Senior Certificates in full, any such deficiency will be allocated first, to the Subordinate Certificates, in inverse order of their payment priority, and then to the Group II Senior Certificates, in each case on a pro rata basis. Upon deposit of the required repurchase price and following such final Distribution Date relating thereto, the Trustee shall release promptly to the Depositor and/or its designee the Mortgage Files for the remaining applicable Mortgage Loans, and the Accounts with respect thereto shall terminate, subject to the Paying Agent's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(f) and (g). After final distributions pursuant to Section 10.01(f) and (g) to all Certificateholders, any other amounts remaining in the Accounts will belong to the Depositor.

         (f) Upon the presentation and surrender of the Certificates, the Paying Agent shall distribute to the remaining Certificateholders, pursuant to the written direction of the Securities Administrator and in accordance with their respective interests, all distributable amounts remaining in the Distribution Account.

         (g) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice not all the Certificates shall have been surrendered for cancellation, the Paying Agent may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

         Section 10.02      Additional Termination Requirements.

         (a) If the option of the Depositor to repurchase all the Mortgage Loans under Subsection 10.01(a)(i) above is exercised, the Trust Fund and each of REMIC I, REMIC II and REMIC III shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on REMIC I, REMIC II or REMIC III or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) within 90 days prior to the final Distribution Date, at the written direction of the Depositor, the Trustee, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of REMIC I, REMIC II and REMIC III provided to it by the Depositor meeting the requirements of a "qualified liquidation" under
         Section 860F of the Code and any regulations thereunder;

                  (ii) the Depositor shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

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                  (iii) at or after the time of adoption of such a plan of
         complete liquidation of any of REMIC I, REMIC II and REMIC III and at or prior to the final Distribution Date relating thereto, the Trustee shall sell for cash all of the assets of the Trust to or at the direction of the Depositor, and REMIC I, REMIC II and REMIC III, as applicable, shall terminate at such time.

         (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of the related REMIC upon the written request of the Depositor and to take such action in connection therewith as may be reasonably requested by the Depositor and (ii) appoint the Depositor as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Trustee shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each REMIC. Upon complete liquidation or final distribution of all of the assets of the Trust Fund, the Trust Fund and each of REMIC I, REMIC II and REMIC III shall terminate.

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                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         Section 11.01 Intent of Parties. The parties intend that each of REMIC I, REMIC II and REMIC III shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

         It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Seller to the Depositor, and by the Depositor to the Trust be, and be construed as, an absolute sale thereof to the Depositor or the Trust, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Seller to the Depositor, or by the Depositor to the Trust. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired, (iii) the possession by the Trustee or the Custodian of the Mortgage Notes and such other items of property as may be perfected by possession pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code shall be deemed to be "possession by the secured party" for purposes of effecting the security interest pursuant to such section of the applicable Uniform Commercial Code and other applicable law. Any assignment of the Seller and the Depositor shall also be deemed to be an assignment of any security interest created hereby.

         Each of the Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 11.02 Amendment.

         (a) This Agreement may be amended from time to time by EMC, the Depositor, the Master Servicer, the Securities Administrator and the Trustee, and the Servicing Agreements may be amended from time to time by EMC, the Master Servicer and the Trustee, without notice to or the consent of any of the Certificateholders, to (i) cure any ambiguity, (ii) conform the terms hereof to the disclosure in the Prospectus or the Prospectus Supplement, (iii) correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iv) comply with any changes in the Code or (v) make any other provisions with respect to matters or questions arising under this Agreement or the Servicing Agreements which shall not be inconsistent with the provisions of this Agreement; provided, however, that with regard to

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clauses (iv) and (v) of this Section 11.02(a), such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by EMC, the Master Servicer, the Depositor, the Securities Administrator and the Trustee, and the Servicing Agreements may also be amended from time to time by the Master Servicer and the Trustee, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund or of the applicable Class or Classes of Certificates, if such amendment affects only such Class or Classes of Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Servicing Agreements or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel which shall be provided to the Trustee other than at the Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.02(b), Certificates registered in the name of or held for the benefit of the Depositor, the Securities Administrator, the Master Servicer, or the Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

         (c) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

         (d) In the case of an amendment under Subsection 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own respective rights, duties or immunities under this Agreement.

         Section 11.03 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The

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Depositor shall effect such recordation at the expense of the Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 11.04 Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor, the Securities Administrator, the Master Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided,
(ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.05 Acts of Certificateholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 11.05.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with
Section 5.04) shall be proved by the Certificate Register, and neither the Trustee, the Depositor, the Securities Administrator, the Master Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

         (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Securities Administrator, the Depositor, or the Master Servicer, as the case may be.

         Section 11.06 GOVERNING LAW. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW

YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.07 Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of EMC Mortgage Corporation, EMC Mortgage Corporation, 383 Madison Avenue, New York, New York 10179, Attention: Vice President - Servicing, telecopier number (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer, Paying Agent or Securities Administrator, Wells Fargo Bank, National Association, P.O. Box 98, Columbia, Maryland 21046 and for overnight delivery to 9062 Old Annapolis Road, Columbia, Maryland 21045 (Attention: SAMI II 2005-AR6), telecopier no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; (v) in the case of the Certificate Registrar, the Certificate Registrar Office; or (vi) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007, and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance, or such other address as may be furnished to the parties hereto in writing. Any notice delivered to the Depositor, the Master Servicer, the Securities Administrator, EMC or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 11.08 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 11.09 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 11.10 Article and Section Headings. The and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 11.12 Notice to Rating Agencies. The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

         1. Any material change or amendment to this Agreement or a Servicing Agreement;

         2. The occurrence of any Event of Default that has not been cured;

         3. The resignation or termination of the Master Servicer, the Trustee or the Securities Administrator;

         4. The repurchase or substitution of Mortgage Loans;

         5. The final payment to Certificateholders; and

         6. Any change in the location of the Distribution Account.

                            [Signature page follows]

         IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and EMC Mortgage Corporation have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                           STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor


                           By:  /s/ Baron Silverstein
                             ------------------------------------------
                                Name:  Baron Silverstein
                                Title:    Vice President


                           JPMORGAN CHASE BANK, N.A., as Trustee


                           By:  /s/ Peggy L. Remy
                             ------------------------------------------
                             Name: Peggy L. Remy
                             Title: Assistant Vice President


                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           as Master Servicer


                           By:  /s/ Stacey Taylor
                                ---------------------------------------
                                Name: Stacey Taylor
                                Title: Vice President


                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           as Securities Administrator


                           By:  /s/ Stacey Taylor
                                ---------------------------------------
                                Name: Stacey Taylor
                                Title: Vice President


                           EMC MORTGAGE CORPORATION


                           By:  /s/ Dana Dillard
                                ---------------------------------------
                                Name: Dana Dillard
                                Title: Senior Vice President

Accepted and Agreed as to
         Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
         in its capacity as Seller

EMC MORTGAGE CORPORATION, as Seller


By:  /s/ Dana Dillard
     --------------------------------
     Name:  Dana Dillard
     Title:    Senior Vice President


                                         /s/ Louella Savage
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK     )


         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /s/ Michelle Sterling
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK     )


         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared Peggy L. Remy, known to me to be an Assistant Vice President of JPMorgan Chase Bank, N.A., the banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /s/ Irene Siegel
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF TEXAS         )
                       ) ss.:
COUNTY OF              )


         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared Dana Dillard, known to me to be a Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /s/ Louella Savage
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF MARYLAND      )
                       ) ss.:
CITY OF BALTIMORE      )


         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /s/ Darron C. Woodus
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF MARYLAND      )
                       ) ss.:
CITY OF BALTIMORE      )


         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /s/ Darron C. Woodus
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF TEXAS         )
                       ) ss.:
COUNTY OF              )


         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared Dana Dillard, known to me to be a Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /s/ Louella Savage
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

                                                                     EXHIBIT A-1

                   FORM OF CLASS [__-A-__] [X-__] CERTIFICATES

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         [THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ON THE MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW).] [THE PRINCIPAL BALANCE OF THE PRINCIPAL COMPONENT OF THIS CERTIFICATE WILL BE DECREASED TO THE EXTENT OF DISTRIBUTIONS ALLOCABLE TO PRINCIPAL HEREON AND TO REALIZED LOSSES ALLOCABLE HERETO. IN ADDITION, IN THE EVENT THAT INTEREST ACCRUED ON THE NOTIONAL AMOUNT OF THIS CERTIFICATE IS REDUCED AS A RESULT OF THE ALLOCATION OF NET DEFERRED INTEREST ON THE RELATED MORTGAGE LOANS, AS DESCRIBED IN THE AGREEMENT, THE PRINCIPAL BALANCE OF THE PRINCIPAL COMPONENT OF THIS CERTIFICATE WILL INCREASE BY THE AMOUNT OF SUCH REDUCTION.] ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE [CURRENT PRINCIPAL] [NOTIONAL] [AND PRINCIPAL BALANCE] AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS [CURRENT PRINCIPAL] [NOTIONAL] AMOUNT [AND PRINCIPAL BALANCE] BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate No.__                                          Pass-Through Rate: Variable

Class [__-A-__] [X-__] [Senior]

Date of Pooling and Servicing Agreement and Cut-off Date:  Aggregate Initial [Current Principal] [Notional] Amount
July 1, 2005                                               of this Class of Certificates as of the Cut-off Date:
                                                           $------------

First Distribution Date:                                   Initial [Current Principal] [Notional Amount] of this
August 25, 2005                                            Certificate as of the Cut-off Date: $____________

                                                           [Initial Principal Balance of the Principal Component
                                                           of this Certificate as of the Cut-off Date: $0]

Master Servicer:                                           CUSIP:  86359L____
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
August 25, 2035


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-AR6

                  evidencing a fractional undivided interest in the distributions allocable to the Class [__-A-__] [X-__] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                                     A-1-2

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first lien on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Initial Mortgage Loans were sold on the Closing Date, and the Subsequent Mortgage Loans will be sold on the related Subsequent Transfer Date, by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         [Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at the per annum Pass-Through Rate set forth in the Agreement.]

         [Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as defined below) occurs on the Notional Amount hereof at a per-annum Pass-Through Rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the Net Rates of the Mortgage Loans in the related Loan Group or Loan Groups (as of the second preceding Due
Date), over (y) the weighted average of the Pass-Through Rates on the related Classes of Certificates, based on a Notional Amount equal to the aggregate Current Principal Amount of the related Classes of Certificates and calculated on the basis of a year of 360 days with twelve 30-day months.]

         The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered [at the close of business on the last Business Day of the calendar month preceding the month] [on the 24th day of the month] of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the [Current Principal] [Notional] Amount of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in

                                     A-1-3
the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice. The Initial [Current Principal] [Notional] Amount of this Certificate is set forth above. The Current [Principal] [Notional] Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto as set forth in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in twenty-four Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee, the Master Servicer nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee, the Master Servicer and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such action is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and

                                     A-1-4
subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor , the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is 10% or less of the Cut-off Date Balance, (y) the Group I Pre-Funded Amount and (z) the Group II Pre-Funded Amount or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]

                                     A-1-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 29, 2005                JPMORGAN CHASE BANK, N.A.,
                                    not in its individual capacity but solely as Trustee


                                    By:
                                         ---------------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [__-A-__] [X-__] Certificates referred to in the within-mentioned Agreement.

                                    WELLS FARGO BANK,
                                    NATIONAL ASSOCIATION, as Certificate
                                    Registrar


                                    By:
                                         ---------------------------------------
                                                      Authorized Signatory

                                     A-1-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    --------------------------------------------
                                    Signature by or on behalf of assignor


                                    --------------------------------------------
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.


                                     A-1-7

                                                                     EXHIBIT A-2

                            CLASS [M-__] CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [AND][,] THE CLASS M-X CERTIFICATES [AND THE CLASS M-___ CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         EACH BENEFICIAL OWNER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE OR INTEREST HEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("PLAN"), OR INVESTING WITH ASSETS OF A PLAN OR (II) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION 90-30, AS AMENDED FROM TIME TO TIME ("EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTION, INCLUDING THAT

                                     A-2-1

THE CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH, INC. OR MOODY'S INVESTORS SERVICE, INC., AND THE CERTIFICATE IS SO RATED OR (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST HEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-50, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

                                     A-2-2

CERTIFICATE NO. ___

                                                           Pass-Through Rate:  Variable
Class [M-__] Subordinate

Date of Pooling and Servicing Agreement and Cut-off Date:  Aggregate Initial Current Principal Amount of this
July 1, 2005                                               Class of Certificates as of the Cut-off Date:
                                                           $----------

First Distribution Date:                                   Initial Current Principal Amount of this Certificate as
August 25, 2005                                            of the Cut-off Date:
                                                           $----------

Master Servicer:                                           CUSIP: 86359L ___
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
August 25, 2035


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-AR6

                  evidencing a fractional undivided interest in the distributions allocable to the Class [M-__] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer or the Certificate Registrar referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer or the Certificate Registrar or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this

                                     A-2-3

Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first lien on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Initial Mortgage Loans were sold on the Closing Date, and the Subsequent Mortgage Loans will be sold on the related Subsequent Transfer Date, by EMC Mortgage Corporation ("EMC") to SAMI
II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum Pass-Through Rate set forth in the Agreement.

         The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the 24th day of the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in twenty-four Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                                     A-2-4

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the

                                     A-2-5

Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is 10% or less of the sum of (x) the of the Cut-off Date Balance, (y) the Group I Pre-Funded Amount and (z) the Group II Pre-Funded Amount, or (ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]

                                     A-2-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 29, 2005

                                    JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Trustee


                                    By:
                                         ---------------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [M-__] Certificates referred to in the within-mentioned Agreement.

                                    WELLS FARGO BANK,
                                    NATIONAL ASSOCIATION, as Certificate
                                    Registrar


                                    By:
                                         ---------------------------------------
                                                      Authorized Signatory

                                     A-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
         ------------------

                                    --------------------------------------------
                                    Signature by or on behalf of assignor



                                    --------------------------------------------
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.


                                     A-2-8

                                                                     EXHIBIT A-3

                             CLASS B-__ CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS M-X CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5 CERTIFICATES AND THE CLASS M-6 CERTIFICATES [AND THE CLASS B-_ CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.

         [FOR CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [FOR CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES] [EACH BENEFICIAL OWNER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE OR INTEREST HEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("PLAN"), OR INVESTING WITH ASSETS OF A PLAN OR (II) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION 90-

                                     A-3-1

30, AS AMENDED FROM TIME TO TIME ("EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTION, INCLUDING THAT THE CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH, INC. OR MOODY'S INVESTORS SERVICE, INC., AND THE CERTIFICATE IS SO RATED OR (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST HEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.]

         [FOR CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES] [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.]

         [FOR CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES] [THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE

                                     A-3-2

CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 OR PTCE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR UNLESS THE OPINION SPECIFIED IN SECTION 5.07 OF THE AGREEMENT IS PROVIDED.]

                                     A-3-3

                                                           Pass-Through Rate:  Variable

Class B-__ Subordinate
Date of Pooling and Servicing Agreement and Cut-off Date:  Aggregate Initial Current Principal Amount of this
July 1, 2005                                               Class of Certificates as of the Cut-off Date:
                                                           $--------------

First Distribution Date:                                   Initial Current Principal Amount of this Certificate as
August 25, 2005                                            of the Cut-off Date: $______________

Master Servicer:                                           CUSIP: 86359L_____
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
August 25, 2035


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-AR6

                  evidencing a fractional undivided interest in the distributions allocable to the Class B-__ Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.] [Bear, Stearns Securities Corp.] is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting

                                     A-3-4
of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Initial Mortgage Loans were sold on the Closing Date, and the Subsequent Mortgage Loans will be sold on the related Subsequent Transfer Date, by EMC Mortgage Corporation ("EMC") to SAMI
II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at the per annum Pass-Through Rate set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered [on the last Business Day of the month next preceding] [on the 24th day of] the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

         [For Class B-1, Class B-2 and Class B-3 Certificates] [Each beneficial owner of this Certificate or any interest herein shall be deemed to have represented, by virtue of its acquisition or holding of this certificate or interest herein, that either (i) it is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended or section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or investing with assets of a Plan or (ii) it has acquired and is holding such certificate in reliance on Prohibited Transaction Exemption 90-30, as amended from time to time ("Exemption"), and that it understands that

                                     A-3-5
there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch, Inc. or Moody's Investors Service, Inc., and the certificate is so rated or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account", as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.]

         [For Class B-4, Class B-5 and Class B-6 Certificates] [No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification, and is made in accordance with
Section 5.02 of the Agreement. In the event that such transfer is to be made the Certificate Registrar shall register such transfer if: (i) made to a transferee who has provided the Certificate Registrar and the Trustee with evidence as to its QIB status; or (ii) (A) the transferor has advised the Trustee and the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor and (B) prior to such transfer the transferee furnishes to the Trustee and the Certificate Registrar an Investment Letter; or
(iii) based upon an Opinion of Counsel to the effect that (A) and (B) above are met sufficient to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws.]

         Neither the Depositor nor the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Depositor, EMC and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         [For Class B-4, Class B-5 and Class B-6 Certificates] [This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the transferee certifies or represents that the proposed transfer and holding of this Certificate and the servicing, management and operation of the Trust and its assets: (i) will not result in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption, including, but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and

                                     A-3-6
the regulations promulgated thereunder; (ii) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and
(iii) will not give rise to any additional obligations on the part of the Depositor, the Securities Administrator, any Servicer, the Master Servicer, the Certificate Registrar or the Trustee in addition to those undertaken in the Agreement, which will be deemed represented by an owner of a Book-Entry Certificate or a Global Certificate, or unless the opinion specified in Section
5.07 of the Agreement is provided.]

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in twenty-four Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more

                                     A-3-7
new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Certificate Registrar, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is 10% or less of the sum of (x) the Cut-off Date Balance,
(y) the Group I Pre-Funded Amount and (z) the Group II Pre-Funded Amount, or
(ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]

                                     A-3-8

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 29, 2005

                                    JPMORGAN CHASE BANK, N.A., not in its
                                    individual capacity but solely as Trustee


                                    By:
                                        ----------------------------------------
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                                     WELLS FARGO BANK,
                                     NATIONAL ASSOCIATION, as Certificate
                                    Registrar


                                     By:
                                          --------------------------------------
                                                    Authorized Signatory

                                     A-3-9

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
         ------------------

                                    --------------------------------------------
                                    Signature by or on behalf of assignor



                                    --------------------------------------------
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.


                                     A-3-10

                                                                     EXHIBIT A-4

                             CLASS R-__ CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON, A PUBLICLY TRADED PARTNERSHIP OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR AND THE TRUSTEE WITH AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE, THE DEPOSITOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR AND THE SECURITIES ADMINISTRATOR, AND ON WHICH THEY MAY RELY, IN A FORM SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR, THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE; (II) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE; (III) IS PERMISSIBLE UNDER APPLICABLE LAW; AND (IV) WILL NOT SUBJECT THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT (AS DEFINED HEREIN).

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE OBTAINS THE PRIOR WRITTEN CONSENT OF STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. AND THE SECURITIES ADMINISTRATOR AND PROVIDES A TRANSFER AFFIDAVIT TO THE TAX MATTERS PERSON, THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES (AS DEFINED IN SECTION 7701 OF THE CODE), ANY STATE (AS DEFINED IN
SECTION 7701 OF THE CODE) OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN

                                     A-4-1

AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FREDDIE MAC OR ANY SUCCESSOR THERETO, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION (AS DEFINED IN SECTION 7701 OF THE
CODE), OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                                     A-4-2

Certificate No. 1                                          Pass-Through Rate:  N/A

Class R-__ Senior
Date of Pooling and Servicing Agreement and Cut-off Date:  Aggregate Initial Current Principal Amount of this
July 1, 2005                                               Class of Certificates as of the Cut-off Date:  $50.00

First Distribution Date:                                   Initial Current Principal Amount of this Certificate as
August 25, 2005                                            of the Cut-off Date: $50.00

Master Servicer:                                           CUSIP: 86359L_____
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2045


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-AR6

                  evidencing a fractional undivided interest in the distributions allocable to the Class R-__ Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Master Servicer, the Certificate Registrar or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The

                                     A-4-3

Initial Mortgage Loans were sold on the Closing Date, and the Subsequent Mortgage Loans will be sold on the related Subsequent Transfer Date, by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Depositor"), EMC Mortgage Corporation, Wells Fargo, as Master Servicer and securities administrator and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         No Interest will accrue or be payable on this Certificate. On the First Distribution Date specified above, the Paying Agent will distribute to the Class R-____ Certificates $50 from the Deposit Amount deposited by the Depositor on the Closing Date in the Distribution Account, thereby reducing the Current Principal Amount of this Class of Certificates to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests, by notifying the Paying Agent in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Paying Agent for that purpose and designated in such notice.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to SAMI II, the Securities Administrator, the Trustee and the Certificate Registrar of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a person that is a United States Person and a Permitted Transferee acquires any ownership interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may impose.

         This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transferee provides the Certificate Registrar and the Trustee with an opinion of counsel addressed to the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator and on which they may rely

                                     A-4-4

(which shall not be at the expense of the Trustee, the Certificate Registrar, the Master Servicer or the Securities Administrator) which is acceptable to the Certificate Registrar and the Trustee, that the purchase of this Certificate will not result in or constitute a nonexempt prohibited transaction, is permissible under applicable law and will not give rise to any additional fiduciary obligations on the part of the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Trustee.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in twenty-four Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Certificate Registrar.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         By accepting this Certificate, the purchaser hereof agrees to be a Tax Matters Person and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

                                     A-4-5

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Certificate Registrar, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired with respect to any Mortgage Loan, (ii) the payment to Certificateholders of all amounts required to be paid to them under the Agreement, or (iii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only (A) if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is 10% or less of the sum of (x) the Cut-off Date Balance,
(y) the Group I Pre-Funded Amount and (z) the Group II Pre-Funded Amount, or
(ii) the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any REMIC under the Agreement has been lost or a substantial risk exists that such REMIC status will be lost for the then-current taxable year, and (B) following the satisfaction of certain additional termination requirements specified in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [Signature page follows]

                                     A-4-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 29, 2005                JPMORGAN CHASE BANK, N.A.,
                                    not in its individual capacity but solely as Trustee


                                    By:
                                         ---------------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R-__ Certificates referred to in the within-mentioned Agreement.

                                    WELLS FARGO BANK,
                                    NATIONAL ASSOCIATION, as Certificate
                                    Registrar


                                    By:
                                         ---------------------------------------
                                                      Authorized Signatory

                                     A-4-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
         ------------------

                                    --------------------------------------------
                                    Signature by or on behalf of assignor


                                    --------------------------------------------
                                    Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _________________________________.

         This information is provided by __________________, the assignee named above, or ________________________, as its agent.


                                     A-4-8

                                                                       EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                             [PROVIDED UPON REQUEST]

                                    EXHIBIT C

                                   [RESERVED]

                                    EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      JPMorgan Chase Bank, N.A.
         4 New York Plaza, 6th Floor
         New York, New York  10004

         Wells Fargo Bank, National Association
           as Custodian
         9062 Old Annapolis Road
         Columbia, MD  21045
         Attn: SAMI II 2005-AR6

RE: Pooling and Servicing Agreement dated as of July 1, 2005, among Structured Asset Mortgage Investments II Inc., EMC Mortgage Corporation, Wells Fargo
         Bank, National Association and
         JPMorgan Chase Bank, N.A.
         as Trustee

         In connection with the administration of the Mortgage Loans (as defined in the Agreement) held by you pursuant to the above-captioned Pooling and Servicing Agreement (the "Agreement"), we request the release, and hereby acknowledge receipt, of the Mortgage File (as defined in the Agreement) for the Mortgage Loan described below, for the reason indicated. The release of such Mortgage File will not invalidate any insurance coverage provided in respect of such Mortgage Loan under any of the Insurance Policies (as defined in the Agreement).

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____   1.       Mortgage paid in full and proceeds have been deposited into the Custodial Account

_____   2.       Foreclosure

_____   3.       Substitution

_____   4.       Other Liquidation

_____   5.       Nonliquidation           Reason:
                                                 -------------------------------

_____   6.       California Mortgage Loan paid in full


                                          By:
                                              ----------------------------------
                                               (authorized signer)

                                          Issuer:
                                                   -----------------------------
                                          Address:
                                                    ----------------------------
                                          Date:
                                               ---------------------------------

                                                                       EXHIBIT E

                FORM OF AFFIDAVIT PURSUANT TO SECTION 860E(E)(4)

                                    Affidavit pursuant to Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and for other purposes

STATE OF          )
                  :  ss:
COUNTY OF         )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ______] [the United States], on behalf of which he makes this affidavit.

         2. That (i) the Investor is not a "disqualified organization" as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), and will not be a disqualified organization as of [Closing Date] [date of purchase]; (ii) it is not acquiring the Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6, Class R-I, Class R-II and Class R-III Certificates (the "Residual Certificates") for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by Structured Asset Mortgage Investments II Inc. (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Residual Certificates unless
(a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

         3. That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership, either directly or through any entity that is not a corporation for United States federal income tax purposes, are United States Persons, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust other than a "foreign trust," as defined in Section 7701 (a)(31) of the Code.

         4. That the Investor's taxpayer identification number is
______________________.

         5. That no purpose of the acquisition of the Residual Certificates is to avoid or impede the assessment or collection of tax.

         6. That the Investor understands that, as the holder of the Residual Certificates, the Investor may incur tax liabilities in excess of any cash flows generated by such Residual Certificates.

         7. That the Investor intends to pay taxes associated with holding the Residual Certificates as they become due.

         8. The Investor is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of _________, 20__.

                                    [NAME OF INVESTOR]


                                    By:
                                       -----------------------------------------
                                          [Name of Officer]
                                          [Title of Officer]
                                          [Address of Investor for receipt
                                          of distributions]

                                          Address of Investor
                                          for receipt of tax information:

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF


My commission expires the ___ day of ___________________, 20___.

                                                                     EXHIBIT F-1

                            FORM OF INVESTMENT LETTER

                                                     ___________________[Date]


[DEPOSITOR]

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York  10004

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10167

               Re: Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates Series 2005-AR6 (the "Certificates"), including the [Class B-4, Class B-5, Class B-6] Certificates (the "Privately Offered Certificates")

Dear Ladies and Gentlemen:

         In connection with our purchase of Privately Offered Certificates, we confirm that:

         (i) we understand that the Privately Offered Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities or "Blue Sky" laws, and are being sold to us in a transaction that is exempt from the registration requirements of such laws;

         (ii) any information we desired concerning the Certificates, including the Privately Offered Certificates, the trust in which the Certificates represent the entire beneficial ownership interest (the "Trust") or any other matter we deemed relevant to our decision to purchase Privately Offered Certificates has been made available to us;

         (iii) we are able to bear the economic risk of investment in Privately Offered Certificates; we are an institutional "accredited investor" as defined in Section 501(a) of Regulation D promulgated under the Act and a sophisticated institutional investor;

         (iv) we are acquiring Privately Offered Certificates for our own account, not as nominee for any other person, and not with a present view to any distribution or other disposition of the Privately Offered Certificates;

         (v) we agree the Privately Offered Certificates must be held indefinitely by us (and may not be sold, pledged, hypothecated or in any way disposed of) unless subsequently registered under the Act and any applicable state securities or "Blue Sky" laws or an exemption from the registration requirements of the Act and any applicable state securities or "Blue Sky" laws is available;

         (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Privately Offered Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Privately Offered Certificates unless:

         (A) (1) the sale is to an Eligible Purchaser (as defined below), (2) if required by the Pooling and Servicing Agreement (as defined below), a letter to substantially the same effect as either this letter or, if the Eligible Purchaser is a Qualified Institutional Buyer as defined under Rule 144A of the Act, the Rule 144A and Related Matters Certificate in the form attached as Exhibit F-2 to the Pooling and Servicing Agreement (as defined below) (or such other documentation as may be acceptable to the Trustee and the Certificate Registrar (each such term as defined below)) is executed promptly by the purchaser and delivered to the addressees hereof and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; and

         (B) if the Privately Offered Certificate is not registered under the Act (as to which we acknowledge you have no obligation), the Privately Offered Certificate is sold in a transaction that does not require registration under the Act and any applicable state securities or "blue sky" laws and, if JPMorgan Chase Bank, N.A. (the "Trustee") or Wells Fargo Bank, National Association (the "Certificate Registrar") so requests, a satisfactory Opinion of Counsel (as defined in the Pooling and Servicing Agreement) is furnished to such effect, which Opinion of Counsel shall be an expense of the transferor or the transferee;

         (vii) we agree to be bound by all of the terms (including those relating to restrictions on transfer) of the Pooling and Servicing Agreement, pursuant to which the Trust was formed; we have reviewed carefully and understand the terms of the Pooling and Servicing Agreement;

         (viii) we either: (i) are not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) are providing a representation or an Opinion of Counsel to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction unless it is covered under an individual or prohibited transaction class exemption, including, but not limited to, Class Prohibited Transaction Exemption ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60, PTCE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder;
(II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code; and (III) will not give rise to any

                                     F-1-2
additional fiduciary duties on the part of the Seller, the Master Servicer, the Certificate Registrar, the Securities Administrator, any Servicer or the Trustee.

         (ix) We understand that each of the [Class B-4, Class B-5 and Class B-6] Certificates bears, and will continue to bear, a legend to substantially the following effect: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO
SECTION 5.07 OF THE AGREEMENT OR ANY OPINION OR COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR AND THE SECURITIES ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SELLER, ANY SERVICER OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT."

                                     F-1-3

         "Eligible Purchaser" means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe (i) can make representations with respect to itself to substantially the same effect as the representations set forth herein, and (ii) is either a Qualified Institutional Buyer as defined under Rule 144A of the Act or an institutional "Accredited Investor" as defined under Rule 501 of the Act.

         Terms not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of July 1, 2005, among Structured Asset Mortgage Investments II Inc., EMC Mortgage Corporation, Wells Fargo Bank, National Association and JPMorgan Chase Bank, N.A., as Trustee (the "Pooling and Servicing Agreement").

         If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

         Name of Nominee (if any):
                                   ---------------------------

         IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the ___ day of ________, 20___.

                                    Very truly yours,

                                    [PURCHASER]

                                    By:
                                         ---------------------------------------
                                             (Authorized Officer)

                                    [By:
                                        ----------------------------------------
                                             Attorney-in-fact]

                                     F-1-4

                             NOMINEE ACKNOWLEDGMENT

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                    [NAME OF NOMINEE]

                                    By:
                                       -----------------------------------------
                                             (Authorized Officer)


                                    [By:
                                          --------------------------------------
                                             Attorney-in-fact]


                                     F-1-5

                                                                     EXHIBIT F-2

                FORM OF RULE 144A AND RELATED MATTERS CERTIFICATE

                                                    ______________________[Date]


[DEPOSITOR]

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York  10004

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10179

               Re: Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6 Class B-4, Class B-5 and Class B-6 Certificates (the "Privately Offered Certificates")

Dear Ladies and Gentlemen:

         In connection with our purchase of Privately Offered Certificates, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) as follows:

         1. It owned and/or invested on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and swaps), as described below:

         Date: ______________, 20__ (must be on or after the close of its most recent fiscal year)

         Amount: $ _____________________; and

         2. The dollar amount set forth above is:

         a. greater than $100 million and the undersigned is one of the following entities:

                                     F-2-1

                  (i) an insurance company as defined in Section 2(a)(13) of the Act(1); or

                  (ii) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or any "business development company" as defined in Section 2(a)(48) of the Investment Company Act; or

                  (iii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

                  (iv) a plan (i) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

                  (v) a "business development company" as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

                  (vi) a corporation (other than a U.S. bank, savings and loan association or equivalent foreign institution), partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; or

                  (vii) a U.S. bank, savings and loan association or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements; or

                  (viii) an investment adviser registered under the Investment Advisers Act; or

         b. greater than $10 million, and the undersigned is a broker-dealer registered with the Securities and Exchange Commission ("SEC"); or

         c. less than $10 million, and the undersigned is a broker-dealer registered with the SEC and will only purchase Rule 144A securities in transactions in which it acts as a riskless principal (as defined in Rule 144A); or

         d. less than $100 million, and the undersigned is an investment company registered under the Investment Company Act of 1940, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

         e. less than $100 million, and the undersigned is an entity, all the equity owners of which are "qualified institutional buyers."


--------
(1) A purchase by an insurance company for one or more of its "separate accounts", as defined by Section 2(a)(37) of the Investment Company Act of 1940, as amended, which are neither registered nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company.
                                     F-2-2

         The undersigned further certifies that it is purchasing a Privately Offered Certificate for its own account or for the account of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A. It is aware that the sale of the Privately Offered Certificates is being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A. The undersigned understands that the Privately Offered Certificates may be resold, pledged or transferred only to (i) a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A, or (ii) an institutional "accredited investor," as such term is defined under Rule 501(a) of the Act, in a transaction that otherwise does not constitute a public offering.

         The undersigned agrees that if at some future time it wishes to dispose of or exchange any of the Privately Offered Certificates, it will not transfer or exchange any of the Privately Offered Certificates to a Qualified Institutional Buyer without first obtaining a Rule 144A and Related Matters Certificate in the form hereof from the transferee and delivering such certificate to the addressees hereof. Prior to making any transfer of Privately Offered Certificates, if the proposed transferee is an institutional "accredited investor," the transferor shall obtain from the transferee and deliver to the addressees hereof an Investment Letter in the form attached as Exhibit F-1 to the Pooling and Servicing Agreement, dated as of July 1, 2005, among Structured Asset Mortgage Investments II Inc., EMC Mortgage Corporation, Wells Fargo Bank, National Association and JPMorgan Chase Bank, N.A., as Trustee, pursuant to Certificates were issued.

         The undersigned certifies that it either: (i) is not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or
Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction unless it is covered under an individual or class prohibited transaction exemption, including, but not limited to, Class Prohibited Transaction Exemption ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60, PTCE 96-23 or Section 401(c) of ERISA and the regulations to be promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (III) will not give rise to any additional fiduciary duties on the part of the Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator, any Servicer or the Trustee.

         If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

         Name of Nominee (if any):

         IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned purchaser (the "Purchaser") on the ____ day of ___________, 20___.

                                     F-2-3

                                     Very truly yours,

                                     [PURCHASER]

                                     By:
                                         ---------------------------------------

                                              (Authorized Officer)

                                     [By:
                                          --------------------------------------
                                              Attorney-in-fact]

                                     F-2-4

                             NOMINEE ACKNOWLEDGMENT

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                    [NAME OF NOMINEE]

                                    By:
                                        ----------------------------------------
                                             (Authorized Officer)

                                    [By:
                                         ---------------------------------------
                                             Attorney-in-fact]


                                     F-2-5

                                                                       EXHIBIT G

                           FORM OF CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of July 29, 2005, by and among JPMORGAN CHASE BANK, N.A., as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (together with any successor in interest, the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:

         WHEREAS, the Depositor, the Master Servicer, the Trustee and EMC Mortgage Corporation (the "Seller") have entered into a Pooling and Servicing Agreement, dated as of July 1, 2005, relating to the issuance of Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by (i) the Depositor or the Master Servicer under the Pooling and Servicing Agreement and (ii) the related Servicer under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II
                          CUSTODY OF MORTGAGE DOCUMENTS

         Section 2.1 Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges, and on each Subsequent Transfer Date, the Custodian, as the duly appointed agent of the Trustee, will acknowledge (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)) receipt of the Mortgage Files relating to the Mortgage Loans identified on Schedule 1 attached hereto (as such Schedule shall be updated from time to time) (the "Mortgage Files") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

         Section 2.2 Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the Trustee and the Custodian pursuant to the provisions of Section 2.01 of the Pooling and Servicing Agreement, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

         Section 2.3 Review of Mortgage Files.

                  (a) On or prior to the Closing Date, with respect to the Initial Mortgage Loans, and on or prior to each Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans, in accordance with Section
2.02 of the Pooling and Servicing Agreement, in accordance with Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Depositor and the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on Schedule 1 attached hereto (the "Mortgage Loan Schedule").

                  (b) Within 90 days of the Closing Date (or, within 90 days of a Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans, or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall execute and deliver to the Depositor and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  (c) Not later than 180 days after the Closing Date (or not later than 180 days after a Subsequent Transfer Date, with respect to the related Subsequent Mortgage Loans, or, with respect to any Substitute Mortgage Loans, within 5 Business Days after the receipt by the Custodian thereof), the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and execute and deliver to the Depositor and the Trustee (and if the Custodian is not also the Master Servicer, then to the Master Servicer) a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

                  (d) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4 Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Depositor as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the applicable Servicer and the Trustee.

         Section 2.5 Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Mortgage Loan Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the Repurchase Price therefor has been deposited in the Distribution Account, and a Request for Release (as defined below), the Custodian agrees to promptly release to the Mortgage Loan Seller the related Mortgage File.

         Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit D to the Pooling and Servicing Agreement signed by a Servicing Officer of the related Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees to promptly release to such Servicer the related Mortgage File. The Depositor shall deliver to the Custodian, and the Custodian agrees to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan, which documents the Custodian will review to the extent provided in Article II of the Pooling and Servicing Agreement.

         From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy, the related Servicer shall (or, if the related Servicer does not, then the Master Servicer may) deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the related Mortgage File be released to such Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the related Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver such Mortgage File to the related Servicer. The related Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by such Servicer no longer exists, unless
(i) such Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the related Mortgage Loan have been deposited in the Distribution Account or
(ii) such Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

         At any time that a Servicer or the Master Servicer is required to deliver to the Custodian a Request for Release, such Servicer or the Master Servicer shall deliver two copies of the Request for Release if delivered in hard copy or such Servicer or the Master Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed such Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, the assignment of mortgage and the related Mortgage Note shall be returned to the related Servicer or the Master Servicer, as applicable, for execution and endorsement, respectively, pursuant to a power of attorney from the Trustee and for delivery to the Seller. If the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable assignment and to endorse the related Mortgage Note, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, executed by the Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse by the Trustee (if not in blank) and be returned to the related Servicer or the Master Servicer, as applicable, for delivery to the Seller; provided, however, that in the case of a Mortgage Loan that is registered on the MERS(R) System, no assignment of mortgage or endorsement of the Mortgage Note by the Trustee, or by the related Servicer or the Master Servicer pursuant to a power of attorney from the Trustee, shall be required. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan and if the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable certificate of satisfaction or similar instrument, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer or the Master Servicer, as applicable.

         Section 2.6 Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption agreement, substitution of liability agreement or sale of servicing agreement has been completed by forwarding to the Custodian the original of such assumption agreement, substitution of liability agreement or sale of servicing agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III
                            CONCERNING THE CUSTODIAN

         Section 3.1 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage File for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note or Mortgage File shall be delivered by the Custodian to the Depositor, the Seller, any Servicer or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2 Reserved.

         Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith, to the extent that such cost or expense is indemnified by the Depositor pursuant to the Pooling and Servicing Agreement.

         Section 3.5 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer, the Servicers and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with any Servicer or the Depositor.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

         Section 3.6 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder (provided such Person shall satisfy the requirements set forth in Section 3.7), without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7 Representations of the Custodian. The Custodian hereby represents, and any successor Custodian hereunder shall represent, that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

         Section 4.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 4.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

         Section 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

         Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor and at the Trust's expense on direction by the

Trustee, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Depositor to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                            [Signature page follows]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                           JPMORGAN CHASE BANK, N.A., as Trustee

                                   By:
4 New York Plaza, 6th Floor           ------------------------------------------
New York, New York  10004          Name:
                                   Title:
Attention:  Worldwide Securities
Services-Global Debt
SAMI II Series 2005-AR6
Telecopy:  (212) 623-5930
Address:                           STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

383 Madison Avenue
New York, New York  10179          By:
                                      ------------------------------------------
                                   Name:
                                   Title:

Address:                           WELLS FARGO BANK,
                                   NATIONAL ASSOCIATION, as Master Servicer
9062 Old Annapolis Road
Columbia, Maryland  21045
                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

Address:                           WELLS FARGO BANK,
                                   NATIONAL ASSOCIATION, as Custodian
9062 Old Annapolis Road
Columbia, Maryland  21045          By:
                                      ------------------------------------------
                                   Name:
                                   Title:

STATE OF NEW YORK      )
                       :  ss:
COUNTY OF NEW YORK     )

         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a _________________of JPMorgan Chase Bank, N.A., a banking association organized under the laws of the United States of America that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association and acknowledged to me that such banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    --------------------------------------------
                                    Notary Public


[SEAL]

STATE OF MARYLAND      )
                       :  ss:
COUNTY OF BALTIMORE    )

         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared _________________, known to me to be an _______ of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    --------------------------------------------
                                    Notary Public
[SEAL]

STATE OF NEW YORK      )
                       :  ss:
COUNTY OF NEW YORK     )

         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared _________________, known to me to be a _________________ of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    --------------------------------------------
                                    Notary Public
[Notarial Seal]

STATE OF MARYLAND      )
                       :  ss:
COUNTY OF BALTIMORE    )

         On the 29th day of July 2005 before me, a notary public in and for said State, personally appeared ____________, known to me to be a ______________ of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    --------------------------------------------
                                    Notary Public
[Notarial Seal]

                                   SCHEDULE 1

                                 MORTGAGE LOANS

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                  July 29, 2005


JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York  10004

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10179

Attention: Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates Series 2005-AR6


               Re: Custodial Agreement, dated as of July 29, 2005, by and among JPMorgan Chase Bank, N.A., Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    By:_________________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________

                            Schedule A to Exhibit One

                                   Exceptions

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                     _______ __, 20__


JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York  10004

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10179

Attention: Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6


               Re: Custodial Agreement, dated as of July 29, 2005, by and among JPMorgan Chase Bank, N.A., Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    By:
                                    Name:
                                    itle:

                            Schedule A to Exhibit Two

                                   Exceptions

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                     _______ __, 20__


JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York  10004

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10179

Attention: Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6


               Re: Custodial Agreement, dated as of July 29, 2005, by and among JPMorgan Chase Bank, N.A., Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that an original of each document related thereto required to be recorded has been returned from the related recording office with evidence of recording thereon, or a certified copy has been obtained from the related recording office, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    By:
                                    Name:
                                    Title:

                                                                     EXHIBIT H-1

                            EMC MORTGAGE CORPORATION
                                       AND
                            EVERHOME MORTGAGE COMPANY
                             SUBSERVICING AGREEMENT
                           DATED AS OF AUGUST 1, 2002

                                                                     EXHIBIT H-2

                          COUNTRYWIDE HOME LOANS, INC.
                                       AND
                            EMC MORTGAGE CORPORATION
                   SELLER'S WARRANTIES AND SERVICING AGREEMENT
                          DATED AS OF SEPTEMBER 1, 2002
                                   AS AMENDED

                                                                     EXHIBIT H-3

                            EMC MORTGAGE CORPORATION
                                       AND
                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                               SERVICING AGREEMENT
                            DATED AS OF JULY 29, 2005

                                                                       EXHIBIT I

                              ASSIGNMENT AGREEMENTS

                            (Available upon request)

                                                                       EXHIBIT J

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            (Available upon request)

                                                                       EXHIBIT K

                    FORM OF TRUSTEE LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that JPMorgan Chase Bank, N.A., a banking association organized under the laws of the United States of America, having a place of business at 4 New York Plaza, 6th Floor, New York, N.Y. 10004, as Trustee (and in no personal or other representative capacity) under the Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Structured Asset Mortgage Investments II Inc., the Trustee, Wells Fargo Bank, National Association and EMC Mortgage Corporation (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to the Structured Asset Mortgage Investments II Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6, hereby appoints _______________, in its capacity as a Servicer under the Agreement, as the Trustee's true and lawful Special Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, but only in its capacity as Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Trustee (directly or through custodians or nominees), or in respect of which the Trustee has a security interest or other lien, all as provided under the applicable Agreement and only to the extent the respective Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following enumerated transactions under the Agreement only:

1. The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.

2. The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.

3. The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

4. The completion of loan assumption and modification agreements in respect of Mortgage Documents.

5. The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.

6. The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7. The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.

8. With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

         a. the substitution of trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;

         b. the preparation and issuance of statements of breach or non-performance;

         c. the preparation and filing of notices of default and/or notices of sale;

         d. the cancellation/rescission of notices of default and/or notices of sale;

         e.       the taking of a deed in lieu of foreclosure; and

         f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

9. Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.

10. Endorse on behalf of the Trustee all checks, drafts and/or negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

IN WITNESS WHEREOF, the Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ___ day of ___ , 2005.


                                    JPMORGAN CHASE BANK, N.A., AS TRUSTEE



                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

WITNESS:                            WITNESS:


-------------------------------     --------------------------------------------
Name:                               Name:
Title:                              Title:


STATE OF NEW YORK
                       SS
COUNTY OF NEW YORK

         On ______________, 2005, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________, personally known to me to be the person whose name is subscribed to the within instrument and to be a duly authorized and acting Senior Vice President of JPMorgan Chase Bank, N.A., and such person acknowledged to me that such person executed the within instrument in such person's authorized capacity as a Senior Vice President of JPMorgan Chase Bank, N.A., and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.

         WITNESS my hand and official seal.


                                    --------------------------------------------
                                    Notary Public

                                                                       EXHIBIT L


                     FORM OF SUBSEQUENT TRANSFER INSTRUMENT


         Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated _______ __, 2005 (the "Instrument"), between Structured Asset Mortgage Investments II Inc., as seller (the "Seller"), and JPMorgan Chase Bank, N.A., as trustee of Structured Asset Mortgage Investments II Trust 2005-AR6 Mortgage Pass-Through Certificates, Series 2005-AR6, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2005 (the "Pooling and Servicing Agreement"), among the Seller, as the seller, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation and the Trustee, as trustee, the Seller and the Trustee agree to the sale by the Seller and the purchase by the Trustee in trust, on behalf of the Trust, of the Subsequent Mortgage Loans listed on the Schedule of Mortgage Loans attached to this Instrument as Exhibit I hereto (the "Subsequent Mortgage Loans").

         Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

         Section 1. Conveyance of Subsequent Mortgage Loans.

         (a) The Seller does hereby sell, transfer, assign, set over and convey to the Trustee in trust, on behalf of the Trust, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due or accruing on the Subsequent Mortgage Loans on and after _____________ __, 2005 (the "Subsequent Cut-off Date"), and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section
2.07 of the Pooling and Servicing Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans prior to the Subsequent Cut-off Date. The Seller, contemporaneously with the delivery of this Instrument, has delivered or caused to be delivered to the Trustee each item with respect to the Subsequent Mortgage Loans set forth in Section 2.01 of the Pooling and Servicing Agreement and the other items in the related Mortgage Files. The transfer to the Trustee by the Seller of the Subsequent Mortgage Loans shall be absolute and is intended by the Seller, EMC Mortgage Corporation, the Master Servicer, the Securities Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Trust Fund.

         (b) The Seller, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Seller in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated as of ___________ __, 2005, between EMC Mortgage Corporation, as seller, and the Seller, as purchaser (the "Purchase Agreement").

         (c) Additional terms of the sale are set forth on Attachment A hereto.

         Section 2. Representations and Warranties; Conditions Precedent.

         (a) The Seller hereby confirms that each of the conditions precedent and the representations and warranties set forth in Section 2.07 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

         (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

         Section 3.        Recordation of Instrument.

         To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

         Section 4.        Governing Law.

         This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

         Section 5.        Counterparts.

         This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

         [The remainder of this page has been intentionally left blank]

         Section 6. Successors and Assigns.

         This Instrument shall inure to the benefit of and be binding upon the Seller and the Trustee and their respective successors and assigns.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS II INC., as Seller

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    JPMORGAN CHASE BANK, N.A., as Trustee


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                                             SCHEDULE A

                                     SCHEDULE OF STRIKE PRICES AND PROJECTED PRINCIPAL BALANCES

START DATE     END DATE     RESET DATE   PAYMENT DATE     CAP RATE I   CAP RATE II   NOTIONAL                  NOTIONAL CHANGE
07/29/2005     08/25/2005   07/27/2005   08/24/2005       7.18%        10.5%         USD 600,324,159.77
08/25/2005     09/26/2005   08/23/2005   09/23/2005       7.18%        10.5%         USD 585,338,380.55        USD 14,985,779.22
09/26/2005     10/25/2005   09/22/2005   10/24/2005       9.56%        10.5%         USD 573,185,517.50        USD 12,152,863.05
10/25/2005     11/25/2005   10/21/2005   11/23/2005       9.40%        10.5%         USD 562,289,243.80        USD 10,896,273.70
11/25/2005     12/27/2005   11/23/2005   12/23/2005       9.77%        10.5%         USD 551,681,499.28        USD 10,607,744.52
12/27/2005     01/25/2006   12/22/2005   01/24/2006       9.45%        10.5%         USD 541,304,975.63        USD 10,376,523.65
01/25/2006     02/27/2006   01/23/2006   02/24/2006       9.45%        10.5%         USD 531,132,877.40        USD 10,172,098.23
02/27/2006     03/27/2006   02/23/2006   03/24/2006       9.45%        10.5%         USD 521,160,998.42        USD 9,971,878.98
03/27/2006     04/25/2006   03/23/2006   04/24/2006       9.45%        10.5%         USD 511,385,222.38        USD 9,775,776.04
04/25/2006     05/25/2006   04/21/2006   05/24/2006       9.77%        10.5%         USD 501,801,520.84        USD 9,583,701.54
05/25/2006     06/26/2006   05/23/2006   06/23/2006       9.45%        10.5%         USD 492,405,951.27        USD 9,395,569.57
06/26/2006     07/25/2006   06/22/2006   07/24/2006       9.77%        10.5%         USD 483,180,971.20        USD 9,224,980.07
07/25/2006     08/25/2006   07/21/2006   08/24/2006       9.45%        10.5%         USD 474,048,879.12        USD 9,132,092.08
08/25/2006     09/25/2006   08/23/2006   09/22/2006       9.45%        10.5%         USD 465,084,475.84        USD 8,964,403.28
09/25/2006     10/25/2006   09/21/2006   10/24/2006       9.77%        10.5%         USD 456,297,618.40        USD 8,786,857.44
10/25/2006     11/27/2006   10/23/2006   11/24/2006       9.45%        10.5%         USD 447,684,636.16        USD 8,612,982.24
11/27/2006     12/26/2006   11/23/2006   12/22/2006       9.77%        10.5%         USD 439,160,169.43        USD 8,524,466.73
12/26/2006     01/25/2007   12/21/2006   01/24/2007       9.45%        10.5%         USD 430,761,294.92        USD 8,398,874.51
01/25/2007     02/26/2007   01/23/2007   02/23/2007       9.45%        10.5%         USD 422,504,166.77        USD 8,257,128.15
02/26/2007     03/26/2007   02/22/2007   03/23/2007       9.45%        10.5%         USD 414,409,379.51        USD 8,094,787.26
03/26/2007     04/25/2007   03/22/2007   04/24/2007       9.45%        10.5%         USD 405,813,054.72        USD 8,596,324.79
04/25/2007     05/25/2007   04/23/2007   05/24/2007       9.77%        10.5%         USD 396,984,300.94        USD 8,828,753.78
05/25/2007     06/25/2007   05/23/2007   06/22/2007       9.45%        10.5%         USD 388,269,223.54        USD 8,715,077.40
06/25/2007     07/25/2007   06/21/2007   07/24/2007       9.77%        10.5%         USD 379,739,116.96        USD 8,530,106.58
07/25/2007     08/27/2007   07/23/2007   08/24/2007       9.45%        10.5%         USD 371,361,311.74        USD 8,377,805.22
08/27/2007     09/25/2007   08/23/2007   09/24/2007       9.45%        10.5%         USD 363,167,454.29        USD 8,193,857.45
09/25/2007     10/25/2007   09/21/2007   10/24/2007       9.76%        10.5%         USD 355,132,841.49        USD 8,034,612.80
10/25/2007     11/26/2007   10/23/2007   11/23/2007       9.45%        10.5%         USD 347,279,682.36        USD 7,853,159.13
11/26/2007     12/26/2007   11/22/2007   12/24/2007       9.76%        10.5%         USD 339,603,457.15        USD 7,676,225.21
12/26/2007     01/25/2008   12/21/2007   01/24/2008       9.45%        10.5%         USD 332,100,476.53        USD 7,502,980.62
01/25/2008     02/25/2008   01/23/2008   02/22/2008       9.45%        10.5%         USD 324,729,762.34        USD 7,370,714.19
02/25/2008     03/25/2008   02/21/2008   03/24/2008       10.10%       10.5%         USD 317,483,188.89        USD 7,246,573.45
03/25/2008     04/25/2008   03/19/2008   04/24/2008       9.45%        10.5%         USD 310,401,311.72        USD 7,081,877.17
04/25/2008     05/27/2008   04/23/2008   05/23/2008       9.76%        10.5%         USD 303,070,862.70        USD 7,330,449.02
05/27/2008     06/25/2008   05/22/2008   06/24/2008       9.45%        10.5%         USD 295,909,879.03        USD 7,160,983.67
06/25/2008     07/25/2008   06/23/2008   07/24/2008       9.76%        10.5%         USD 288,911,195.47        USD 6,998,683.56
07/25/2008     08/25/2008   07/23/2008   08/22/2008       9.45%        10.5%         USD 281,941,909.76        USD 6,969,285.71
08/25/2008     09/25/2008   08/21/2008   09/24/2008       9.45%        10.5%         USD 275,138,694.09        USD 6,803,215.67
09/25/2008     10/27/2008   09/23/2008   10/24/2008       9.76%        10.5%         USD 268,498,554.27        USD 6,640,139.82
10/27/2008     11/25/2008   10/23/2008   11/24/2008       9.45%        10.5%         USD 262,017,597.69        USD 6,480,956.58
11/25/2008     12/26/2008   11/21/2008   12/24/2008       9.76%        10.5%         USD 255,692,024.44        USD 6,325,573.25
12/26/2008     01/26/2009   12/23/2008   01/23/2009       9.45%        10.5%         USD 249,518,125.07        USD 6,173,899.37
01/26/2009     02/25/2009   01/22/2009   02/24/2009       9.45%        10.5%         USD 243,492,278.41        USD 6,025,846.66


START DATE     END DATE     RESET DATE   PAYMENT DATE     CAP RATE I   CAP RATE II   NOTIONAL                  NOTIONAL CHANGE

02/25/2009     03/25/2009   02/23/2009   03/24/2009       9.45%        10.5%         USD 237,610,949.55        USD 5,881,328.86
03/25/2009     04/27/2009   03/23/2009   04/24/2009       9.45%        10.5%         USD 231,870,687.71        USD 5,740,261.84
04/27/2009     05/26/2009   04/23/2009   05/22/2009       9.76%        10.5%         USD 226,268,124.29        USD 5,602,563.42
05/26/2009     06/25/2009   05/21/2009   06/24/2009       9.45%        10.5%         USD 220,796,905.42        USD 5,471,218.87
06/25/2009     07/27/2009   06/23/2009   07/24/2009       9.76%        10.5%         USD 215,455,948.80        USD 5,340,956.62
07/27/2009     08/25/2009   07/23/2009   08/24/2009       9.45%        10.5%         USD 210,243,216.89        USD 5,212,731.91
08/25/2009     09/25/2009   08/21/2009   09/24/2009       9.45%        10.5%         USD 205,135,506.58        USD 5,107,710.31
09/25/2009     10/26/2009   09/23/2009   10/23/2009       9.76%        10.5%         USD 200,150,757.55        USD 4,984,749.03
10/26/2009     11/25/2009   10/22/2009   11/24/2009       9.45%        10.5%         USD 195,286,026.64        USD 4,864,730.91
11/25/2009     12/28/2009   11/23/2009   12/24/2009       9.76%        10.5%         USD 190,538,440.87        USD 4,747,585.77
12/28/2009     01/25/2010   12/23/2009   01/22/2010       9.45%        10.5%         USD 185,905,195.80        USD 4,633,245.07
01/25/2010     02/25/2010   01/21/2010   02/24/2010       9.45%        10.5%         USD 181,383,553.85        USD 4,521,641.95
02/25/2010     03/25/2010   02/23/2010   03/24/2010       9.45%        10.5%         USD 176,970,842.76        USD 4,412,711.09
03/25/2010     04/26/2010   03/23/2010   04/23/2010       9.45%        10.5%         USD 172,664,453.99        USD 4,306,388.77
04/26/2010     05/25/2010   04/22/2010   05/24/2010       9.76%        10.5%         USD 168,461,841.26        USD 4,202,612.73
05/25/2010     06/25/2010   05/21/2010   06/24/2010       9.45%        10.5%         USD 164,360,519.00        USD 4,101,322.26
06/25/2010     07/26/2010   06/23/2010   07/23/2010       9.76%        10.5%         USD 160,354,335.77        USD 4,006,183.23
07/26/2010     08/25/2010   07/22/2010   08/24/2010       9.45%        10.5%         USD 156,444,794.72        USD 3,909,541.05
08/25/2010     09/27/2010   08/23/2010   09/24/2010       9.45%        10.5%         USD 152,629,579.64        USD 3,815,215.08
09/27/2010     10/25/2010   09/23/2010   10/22/2010       9.76%        10.5%         USD 148,906,429.59        USD 3,723,150.05
10/25/2010     11/26/2010   10/21/2010   11/24/2010       9.45%        10.5%         USD 145,273,137.60        USD 3,633,291.99
11/26/2010     12/27/2010   11/24/2010   12/24/2010       9.76%        10.5%         USD 141,727,549.36        USD 3,545,588.24
12/27/2010     01/25/2011   12/23/2010   01/24/2011       9.45%        10.5%         USD 138,267,562.03        USD 3,459,987.33
01/25/2011     02/25/2011   01/21/2011   02/24/2011       9.45%        10.5%         USD 134,891,122.95        USD 3,376,439.08
02/25/2011     03/25/2011   02/23/2011   03/24/2011       9.45%        10.5%         USD 131,596,228.46        USD 3,294,894.49
03/25/2011     04/25/2011   03/23/2011   04/22/2011       9.45%        10.5%         USD 128,380,922.77        USD 3,215,305.69
04/25/2011     05/25/2011   04/20/2011   05/24/2011       9.76%        10.5%         USD 125,243,296.77        USD 3,137,626.00
05/25/2011     06/27/2011   05/23/2011   06/24/2011       9.45%        10.5%         USD 122,181,486.95        USD 3,061,809.82
06/27/2011     07/25/2011   06/23/2011   07/22/2011       9.76%        10.5%         USD 119,193,674.31        USD 2,987,812.64
07/25/2011     08/25/2011   07/21/2011   08/24/2011       9.45%        10.5%         USD 116,278,083.28        USD 2,915,591.03
08/25/2011     09/26/2011   08/23/2011   09/23/2011       9.45%        10.5%         USD 113,432,980.72        USD 2,845,102.56
09/26/2011     10/25/2011   09/22/2011   10/24/2011       9.76%        10.5%         USD 110,656,674.88        USD 2,776,305.84
10/25/2011     11/25/2011   10/21/2011   11/23/2011       9.45%        10.5%         USD 107,947,514.42        USD 2,709,160.46
11/25/2011     12/27/2011   11/23/2011   12/23/2011       9.76%        10.5%         USD 105,303,887.47        USD 2,643,626.95
12/27/2011     01/25/2012   12/22/2011   01/24/2012       9.45%        10.5%         USD 102,724,220.65        USD 2,579,666.82
01/25/2012     02/27/2012   01/23/2012   02/24/2012       9.45%        10.5%         USD 100,206,978.19        USD 2,517,242.46
02/27/2012     03/26/2012   02/23/2012   03/23/2012       10.10%       10.5%         USD 97,750,661.02         USD 2,456,317.17
03/26/2012     04/25/2012   03/22/2012   04/24/2012       9.45%        10.5%         USD 95,353,805.89         USD 2,396,855.13
04/25/2012     05/25/2012   04/23/2012   05/24/2012       9.76%        10.5%         USD 93,014,984.52         USD 2,338,821.37
05/25/2012     06/25/2012   05/23/2012   06/22/2012       9.45%        10.5%         USD 90,732,802.76         USD 2,282,181.76
06/25/2012     07/25/2012   06/21/2012   07/24/2012       9.76%        10.5%         USD 88,505,899.81         USD 2,226,902.95
07/25/2012     08/27/2012   07/23/2012   08/24/2012       9.45%        10.5%         USD 86,332,947.39         USD 2,172,952.42
08/27/2012     09/25/2012   08/23/2012   09/24/2012       9.45%        10.5%         USD 84,212,648.96         USD 2,120,298.43
09/25/2012     10/25/2012   09/21/2012   10/24/2012       9.76%        10.5%         USD 82,143,738.99         USD 2,068,909.97
10/25/2012     11/26/2012   10/23/2012   11/23/2012       9.45%        10.5%         USD 80,124,982.22         USD 2,018,756.77
11/26/2012     12/26/2012   11/22/2012   12/24/2012       9.76%        10.5%         USD 78,155,172.93         USD 1,969,809.29
12/26/2012     01/25/2013   12/21/2012   01/24/2013       9.45%        10.5%         USD 76,233,134.20         USD 1,922,038.73

                                                                 2

START DATE     END DATE     RESET DATE   PAYMENT DATE     CAP RATE I   CAP RATE II   NOTIONAL                  NOTIONAL CHANGE

01/25/2013     02/25/2013   01/23/2013   02/22/2013       9.45%        10.5%         USD 74,357,717.31         USD 1,875,416.89
02/25/2013     03/25/2013   02/21/2013   03/22/2013       9.45%        10.5%         USD 72,527,800.97         USD 1,829,916.34
03/25/2013     04/25/2013   03/21/2013   04/24/2013       9.45%        10.5%         USD 70,742,290.75         USD 1,785,510.22
04/25/2013     05/28/2013   04/23/2013   05/24/2013       9.76%        10.5%         USD 69,000,118.37         USD 1,742,172.38
05/28/2013     06/25/2013   05/23/2013   06/24/2013       9.45%        10.5%         USD 67,300,241.14         USD 1,699,877.23
06/25/2013     07/25/2013   06/21/2013   07/24/2013       9.76%        10.5%         USD 65,641,641.29         USD 1,658,599.85
07/25/2013     08/26/2013   07/23/2013   08/23/2013       9.45%        10.5%         USD 64,023,325.41         USD 1,618,315.88
08/26/2013     09/25/2013   08/22/2013   09/24/2013       9.45%        10.5%         USD 62,444,323.89         USD 1,579,001.52
09/25/2013     10/25/2013   09/23/2013   10/24/2013       9.76%        10.5%         USD 60,903,690.29         USD 1,540,633.60
10/25/2013     11/25/2013   10/23/2013   11/22/2013       9.45%        10.5%         USD 59,400,500.85         USD 1,503,189.44

                                                                 3